                                                                  EXHIBIT 10.19

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                            HERITAGE OPERATING, L.P.




                         ------------------------------

                            NOTE PURCHASE AGREEMENT

                         ------------------------------





                          Dated as of August 10, 2000





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                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
SECTION 1.  AUTHORIZATION OF ISSUE OF NOTES.......................................................................6
     Section 1A.  Initial Series..................................................................................6
     Section 1B.  Subsequent Series...............................................................................7

SECTION 2.  PURCHASE AND SALE OF NOTES............................................................................8
     Section 2A.  Series A-F Notes................................................................................8
     Section 2B.  Subsequent Notes................................................................................8

SECTION 3.  CONDITIONS OF CLOSINGS................................................................................9
     Section 3A.  Opinion of Purchasers' Special Counsel..........................................................9
     Section 3B.  Other Opinions of Counsel.......................................................................9
     Section 3C.  Legal Investment................................................................................9
     Section 3D.  Representations and Warranties; No Default.....................................................10
     Section 3E.  Purchase Permitted by Applicable Laws..........................................................10
     Section 3F.  Performance; Proceedings.......................................................................10
     Section 3G.  Sale of Notes to Other Purchasers..............................................................10
     Section 3H.  Designation of Agreement as Additional Parity Debt Agreement...................................10
     Section 3I.  Payment of Closing Fees........................................................................11
     Section 3J.  Private Placement Number.......................................................................11
     Section 3K.  Insurance......................................................................................11
     Section 3L.  Reliance Letter From U.S. Propane Counsel......................................................11
     Section 3M.  Conditions to the Initial Closing..............................................................11

SECTION 4.  PREPAYMENTS..........................................................................................11
     Section 4A.  Series A-F Required Prepayments; Maturity......................................................12
     Section 4B.  Optional Prepayment............................................................................15
     Section 4C.  Contingent Prepayments on Disposition, Loss of Assets or Merger
                    or Change of Control.........................................................................15
     Section 4D.  Prepayment Procedure for Contingent Prepayments................................................16
     Section 4E.  Allocation of Section 4B Payments among Series.................................................19
     Section 4F.  Allocation of Partial Payments within a Series.................................................19
     Section 4G.  Notice of Optional Prepayment..................................................................19
     Section 4H.  Retirement of Notes............................................................................20
     Section 4I.  Notes Not to be Reissued.......................................................................21



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
SECTION 5.  AFFIRMATIVE COVENANTS................................................................................21
     Section 5A.  Financial Statements...........................................................................21
     Section 5B.  Information Required by Rule 144A..............................................................24
     Section 5C.  Inspection of Property.........................................................................25
     Section 5D.  Covenant to Secure Notes Equally...............................................................25
     Section 5E.  Partnership or Corporate Existence, etc.; Compliance with Laws.................................25
     Section 5F.  Payment of Taxes and Claims....................................................................26
     Section 5G.  Compliance with ERISA..........................................................................26
     Section 5H.  Maintenance and Sufficiency of Properties......................................................26
     Section 5I.  Insurance......................................................................................26
     Section 5J.  Environmental Laws.............................................................................27
     Section 5K.  After-Acquired Property........................................................................27
     Section 5L.  Further Assurances.............................................................................27
     Section 5M.  No Action Requiring Registration...............................................................28
     Section 5N.  Books and Accounts.............................................................................28
     Section 5O.  Available Cash Reserves........................................................................28
     Section 5P.  Parity Debt....................................................................................28
     Section 5Q.  Special Counsel Opinions.......................................................................29
     Section 5R.  General Partner................................................................................29

SECTION 6.  NEGATIVE COVENANTS...................................................................................29
     Section 6A.  Financial Ratios...............................................................................29
     Section 6B.  Indebtedness...................................................................................30
     Section 6C.  Liens..........................................................................................32
     Section 6D.  Priority Debt..................................................................................35
     Section 6E.  Loans, Advances, Investments and Contingent Liabilities........................................35
     Section 6F.  Restricted Payments............................................................................37
     Section 6G.  Consolidation, Merger, Sale of Assets, etc.....................................................37
     Section 6H.  Business.......................................................................................40
     Section 6I.  Transactions with Affiliates...................................................................40
     Section 6J.  Subsidiary Stock and Indebtedness..............................................................41
     Section 6K.  Payment of Dividends by Subsidiaries...........................................................42
     Section 6L.  Sales of Receivables...........................................................................42
     Section 6M.  Material Agreements; Tax Status................................................................42

SECTION 7.  EVENTS OF DEFAULT....................................................................................42
     Section 7A.  Acceleration...................................................................................42
     Section 7B.  Rescission of Acceleration.....................................................................46
     Section 7C.  Notice of Acceleration or Rescission...........................................................46
     Section 7D.  Other Remedies.................................................................................46


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
SECTION 8.  REPRESENTATIONS, COVENANTS AND WARRANTIES............................................................46
     Section 8A.  Organization...................................................................................47
     Section 8B.  Partnership Interests..........................................................................47
     Section 8C.  Qualification..................................................................................47
     Section 8D.  Business; Financial Statements.................................................................47
     Section 8E.  Actions Pending................................................................................48
     Section 8F.  Changes........................................................................................48
     Section 8G.  Outstanding Indebtedness.......................................................................48
     Section 8H.  Title to Properties............................................................................48
     Section 8I.  Taxes..........................................................................................49
     Section 8J.  Compliance with Other Instruments, etc.; Solvency..............................................49
     Section 8K.  Governmental Consent...........................................................................50
     Section 8L.  Offering of Notes..............................................................................50
     Section 8M.  Use of Proceeds................................................................................50
     Section 8N.  ERISA..........................................................................................51
     Section 8O.  Environmental Compliance.......................................................................51
     Section 8P.  Pre-emptive Rights.............................................................................52
     Section 8Q.  Disclosure.....................................................................................52
     Section 8R.  Federal Reserve Regulations....................................................................52
     Section 8S.  Investment Company Act.........................................................................53
     Section 8T.  Public Utility Holding Company Act.............................................................53
     Section 8U.  Intercreditor Agreement and Security Agreement.................................................53
     Section 8V.  Certain Representations of Company and General Partner.........................................53
     Section 8W.  Labor Matters..................................................................................53

SECTION 9.  REPRESENTATIONS OF EACH PURCHASER....................................................................54
     Section 9A.  Nature of Purchase.............................................................................54
     Section 9B.  Source of Funds................................................................................54
     Section 9C.  Status of Purchaser............................................................................55
     Section 9D.  Representations of Each Purchaser to Each Other Purchaser......................................55

SECTION 10.  DEFINITIONS.........................................................................................56
     Section 10A.  Yield-Maintenance Terms.......................................................................56
     Section 10B.  Other Terms...................................................................................57
     Section 10C.  Accounting Principles, Terms and Determinations...............................................77



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
SECTION 11.  MISCELLANEOUS.......................................................................................77
     Section 11A.  Note Payments.................................................................................77
     Section 11B.  Expenses......................................................................................78
     Section 11C.  Consent to Amendments.........................................................................78
     Section 11D.  Form, Registration, Transfer and Exchange of Notes; Lost Notes................................79
     Section 11E.  Persons Deemed Owners; Participations.........................................................79
     Section 11F.  Survival of Representations and Warranties; Entire Agreement..................................80
     Section 11G.  Successors and Assigns........................................................................80
     Section 11H.  Disclosure to Other Persons...................................................................80
     Section 11I.  Notices.......................................................................................81
     Section 11J.  Substitution of Wholly-Owned Subsidiary.......................................................81
     Section 11K.  Payments Due on Non-Business Days.............................................................81
     Section 11L.  Satisfaction Requirement......................................................................82
     Section 11M.  GOVERNING LAW.................................................................................82
     Section 11N.  Severability..................................................................................82
     Section 11O.  Descriptive Headings..........................................................................82
     Section 11P.  Counterparts..................................................................................82
     Section 11Q.  Severalty of Obligations......................................................................82
     Section 11R.  WAIVER OF JURY TRIAL..........................................................................82


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Exhibit A-1    Form of Series A Note

Exhibit A-2    Form of Series B Note

Exhibit A-3    Form of Series C Note

Exhibit A-4    Form of Series D Note

Exhibit A-5    Form of Series E Note

Exhibit A-6    Form of Series F Note

Exhibit A-7    Form of Subsequent Note

Exhibit B      Form of Supplemental Note Purchase Agreement

Exhibit C-1    Form of Opinion of Winston & Strawn

Exhibit C-2    Form of Opinion of Doerner, Saunders, Daniel & Anderson, L.L.P.

Exhibit C-3    Form of Opinion to Collateral Agent from Andrews & Kurth L.L.P.

Exhibit C-4    Form of Opinion to Collateral Agent from Doerner, Saunders,
               Daniel & Anderson, L.L.P.

Initial Purchaser Schedule

Schedule 5Q    List of Special Counsel

Schedule 6C    Existing Liens

Schedule 6E    Investments

Schedule 8B    Subsidiaries

Schedule 8C    Foreign Qualification

Schedule 8G    Other Indebtedness

Schedule 8H    Title to Properties

Schedule 8W    Labor Matters

Schedule 9B    Source of Funds

                            HERITAGE OPERATING, L.P.

                       8801 SOUTH YALE AVENUE, SUITE 310
                             TULSA, OKLAHOMA 74137


                                                          As of August 10, 2000



To Each of the Purchasers Named in the Initial
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

         Heritage Operating, L.P., a Delaware limited partnership (the "Company") agrees with the purchasers named in the Initial Purchaser Schedule attached hereto (the "Initial Purchasers") as follows:

SECTION 1.     AUTHORIZATION OF ISSUE OF NOTES.

         The Company will authorize the issue of its senior secured promissory notes, in an aggregate principal amount not to exceed $250,000,000. Said senior secured promissory notes will be issued in one or more series (each a "Series") as hereinafter provided.

Section 1A. Initial Series. The senior secured promissory notes will initially be issued in six Series.

         (i) The first such Series (the "Series A Notes") will be issued in the aggregate principal amount of $16,000,000; will be dated the date of issue; will bear interest from such date at the rate of 8.47% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing November 15, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on August 15, 2007; and will otherwise be substantially in the form attached hereto as Exhibit A-1.

         (ii) The second such Series (the "Series B Notes") will be issued in the aggregate principal amount of $32,000,000; will be dated the date of issue; will bear interest from such date at the rate of 8.55% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing November 15, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on August 15, 2010; and will otherwise be substantially in the form attached hereto as Exhibit A-2.

         (iii) The third such Series (the "Series C Notes") will be issued in the aggregate principal amount of $27,000,000; will be dated the date of issue; will bear interest from such date at the rate of 8.59% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing November 15, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on August 15, 2010; and will otherwise be substantially in the form attached hereto as Exhibit A-3.

         (iv) The fourth such Series (the "Series D Notes") will be issued in the aggregate principal amount of $58,000,000; will be dated the date of issue; will bear interest from such date at the rate of 8.67% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing November 15, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on August 15, 2012; and will otherwise be substantially in the form attached hereto as Exhibit A-4.

         (v) The fifth such Series (the "Series E Notes") will be issued in the aggregate principal amount of $7,000,000; will be dated the date of issue; will bear interest from such date at the rate of 8.75% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing November 15, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on August 15, 2015; and will otherwise be substantially in the form attached hereto as Exhibit A-5.

         (vi) The sixth such Series (the "Series F Notes" and, collectively with the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes, the "Series A-F Notes") will be issued in the aggregate principal amount of $40,000,000; will be dated the date of issue; will bear interest from such date at the rate of 8.87% per annum, payable quarterly on the 15th day of each February, May, August and November in each year (commencing November 15, 2000) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on August 15, 2020; and will otherwise be substantially in the form attached hereto as Exhibit A-6.

         Section 1B. Subsequent Series. Subsequent Series of promissory notes (collectively, the "Subsequent Notes") may be issued pursuant to Supplemental Note Purchase Agreements as provided in Section 2B in an aggregate principal amount not to exceed $70,000,000 and (i) shall be sequentially identified as "Series G Notes", "Series H Notes", "Series I Notes", et seq.;


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

(ii) shall be in the aggregate principal amount; (iii) shall be dated the date;
(iv) shall bear interest from such date at the rate per annum and at the frequency; (v) shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate; and (vi) shall be expressed to mature on the date, all as set forth in the Supplemental Note Purchase Agreement relating thereto and shall otherwise be substantially in the form attached hereto as Exhibit A-7.

The Series A-F Notes and the Subsequent Notes are herein sometimes collectively referred to as the "Notes." As used herein, the term "Notes" shall include each Note delivered pursuant to this Agreement at any Closing Date and each Note delivered in substitution or exchange for any such Note pursuant hereto. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. The Notes are not subject to prepayment or redemption at the option of the Company prior to their respective expressed maturity dates except on the terms and conditions and in the amount and with the premium, if any set forth, or referred to, in Section 4 of this Agreement. The Notes will be secured by the Security Agreement. The Security Agreement and the Notes, to the extent secured thereby, are subject to the terms of the Intercreditor Agreement.

SECTION  2.    PURCHASE AND SALE OF NOTES.

         Section 2A. Series A-F Notes. The Company hereby agrees to sell to each Initial Purchaser and, subject to the terms and conditions herein set forth, each Initial Purchaser agrees to purchase from the Company the aggregate principal amount of the applicable Series A-F Notes set opposite such Initial Purchaser's name in the Initial Purchaser Schedule at 100% of the aggregate principal amount. The sale of the Series A-F Notes shall take place at the offices of Winston & Strawn, 35 W. Wacker Drive, Chicago, Illinois 60601 at 10:00 a.m., Chicago time, at a closing (the "Initial Closing") on August 10, 2000, or such other place and date as shall be agreed upon by the Company and each Initial Purchaser. At the Initial Closing the Company will deliver to each Initial Purchaser one or more Series A-F Notes, as applicable, registered in such Initial Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of such Series A-F Notes to be purchased by said Initial Purchaser and in the denomination or denominations specified with respect to such Initial Purchaser in the Initial Purchaser Schedule against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of the Initial Closing (the "Initial Closing Date") (as specified in a notice to each Initial Purchaser at least three Business Days prior to the Initial Closing Date).

         Section 2B. Subsequent Notes. At any time, and from time to time, during the 365 day period immediately following the Initial Closing Date, the Company and one or more Eligible Purchasers may enter into an agreement substantially in the form of the Supplemental Note Purchase Agreement attached hereto as Exhibit B (a "Supplemental Note Purchase Agreement") in which the Company shall agree to sell to each such Eligible Purchaser named on the Supplemental Purchaser Schedule attached thereto (collectively, the "Supplemental Purchasers") and, subject to the terms and conditions herein and therein set forth, each such Supplemental Purchaser shall agree to purchase from the Company the aggregate principal amount of the Series of Subsequent Notes (which series shall aggregate not less than $5,000,000) described in


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


said Supplemental Note Purchase Agreement and set opposite such Supplemental Purchaser's name in the Supplemental Purchaser Schedule attached thereto at the price and otherwise under the terms set forth in said Supplemental Note Purchase Agreement. The sale of the Subsequent Notes of the Series described in said Supplemental Note Purchase Agreement will take place at the location, date and time set forth therein at a closing (a "Supplemental Closing"). At such Supplemental Closing the Company will deliver to each such Supplemental Purchaser one or more Notes of the Series to be purchased by said Supplemental Purchaser registered in such Supplemental Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of Notes of such Series to be purchased by said Supplemental Purchaser and in the denomination or denominations specified with respect to such Supplemental Purchaser in such Supplemental Purchaser Schedule against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of such Supplemental Closing (a "Supplemental Closing Date") (as specified in a notice to each such Supplemental Purchaser at least three Business Days prior to such Supplemental Closing Date).

SECTION 3.     CONDITIONS OF CLOSINGS.

         The obligation of each Initial Purchaser and Supplemental Purchaser to purchase and pay for the Notes to be purchased by such Purchaser hereunder on a Closing Date is subject to the satisfaction, on or before such Closing Date, of the following conditions:

         Section 3A. Opinion of Purchasers' Special Counsel. Such Purchaser shall have received from Fried, Frank, Harris, Shriver & Jacobson, who are acting as special counsel for the Purchasers in connection with the transactions contemplated by this Agreement, a favorable opinion satisfactory to such Purchaser.

         Section 3B. Other Opinions of Counsel. Such Purchaser shall have received favorable opinions from Winston & Strawn, special counsel for the Company, and Doerner, Saunders, Daniel & Anderson, L.L.P., counsel for the Company, satisfactory to such Purchaser and substantially in the form of Exhibits C-1 and C-2, respectively, attached hereto. The Collateral Agent and the Purchasers shall have received favorable opinions from Andrews & Kurth L.L.P. and Doerner, Saunders, Daniel & Anderson, L.L.P., satisfactory to such Purchaser and the Collateral Agent and substantially in the form of Exhibits C-3 and C-4, respectively, attached hereto. The Company hereby directs each of its counsel referred to in this Section 3B to deliver to the Purchasers such opinions to be delivered by it pursuant to this Section 3B and authorizes the Purchasers to rely thereon.

         Section 3C. Legal Investment. On such Closing Date, the purchase of Notes to be purchased on said date shall be permitted by the laws and regulations of each jurisdiction to which each Purchaser's investments are subject, but without recourse to provisions (such as section 1404(b) or 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies in securities not otherwise legally eligible for investment. If requested by a Purchaser by adequate prior written request to the Company, such Purchaser shall have received an Officer's Certificate of the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.


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

         Section 3D. Representations and Warranties; No Default. (i) The representations and warranties of the Company contained in this Agreement (including, without limitation, Section 8) and the Parity Debt Designation and those otherwise made in writing by or on behalf of the Company pursuant to this Agreement and the Parity Debt Designation shall be true and correct when made and on and as of such Closing Date, except to the extent (a) of changes caused by the transactions herein contemplated and (b) that such representations and warranties expressly relate to an earlier time or date, in which case such representations and warranties shall have been true and correct as of such earlier time or date.

                  (ii) There shall exist on such Closing Date, immediately after giving effect to the issuance and sale of the Notes to be sold on such date, no Default or Event of Default hereunder or under the Financing Documents or default by the Company under the Partnership Agreement.

                  (iii) The Company shall have delivered to such Purchaser an Officer's Certificate, dated such Closing Date, with respect to clauses (i) and
(ii) hereto.

         Section 3E. Purchase Permitted by Applicable Laws. The purchase of and payment for the Notes to be purchased by such Purchaser on such Closing Date on the terms and conditions herein, and in the applicable Supplemental Note Purchase Agreement, provided (including the use of the proceeds of such Notes by Company) shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may request to establish compliance with this condition.

         Section 3F. Performance; Proceedings. (i) The Company shall have performed and complied in all material respects with all agreements and covenants contained in this Agreement (including the applicable Supplemental Note Purchase Agreement) required to be performed or complied with by it prior to or at such Closing.

                  (ii) All proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to such Purchaser, and such Purchaser shall have received all such additional certificates and all such counterpart originals or certified or other copies of such documents as it may reasonably request.

         Section 3G. Sale of Notes to Other Purchasers. The Company shall have sold to the other Purchasers, if any, participating in such Closing the Notes to be purchased by them at such Closing and shall have received payment in full therefor.

         Section 3H. Designation of Agreement as Additional Parity Debt Agreement. The Company shall have caused the Agreement to constitute an "Additional Parity Debt Agreement" and the Notes to constitute "Additional Parity Debt" all under the Intercreditor Agreement.

         Section 3I. Payment of Closing Fees. The Company shall have paid the fees and disbursements of the Purchasers' special counsel required by Section 11B to be paid by the Company on such Closing Date.

         Section 3J. Private Placement Number. The Company shall have obtained, for the Series of Notes being issued on such Closing Date, a Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners).

         Section 3K. Insurance. Such Purchaser shall have received from the Company a summary description of all insurance policies, fidelity bonds or other insurance service contracts providing coverage for the Business.

         Section 3L. Reliance Letter From U.S. Propane Counsel. Such Purchaser shall have received a letter from Andrews & Kurth L.L.P., counsel to U.S. Propane, addressed to the Purchasers and accompanied by the opinion of such counsel delivered in connection with the U.S. Propane Acquisition, to the effect that the Purchasers are entitled to rely on such opinion as if such opinion was originally addressed to the Purchasers.

         Section 3M. Conditions to the Initial Closing. Simultaneously with the Initial Closing:

                  (i) The U.S. Propane Acquisition shall be consummated in conformity with the Contribution Agreement (the terms of which shall not be waived or amended on or prior to the closing thereof in any manner which is materially adverse to the Purchasers without the consent of the Required Holders) and such Purchaser shall receive satisfactory evidence of the foregoing.

                  (ii) Each of the Fourth Amendment Agreement and the Credit Agreement Amendment (i) shall be in the form satisfactory to such Purchaser,
(ii) shall be duly executed and delivered by the parties thereto and (iii) shall constitute the legal, valid and binding obligation of the parties thereto enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (iii) The Company shall deliver to the Collateral Agent the Certificates and Stock Powers with respect to the Capital Stock of Subsidiaries acquired by the Company as the result of the U.S. Propane Acquisition.

SECTION 4.     PREPAYMENTS.

         The Notes shall be subject to prepayment only (a) pursuant to the required prepayments, if any, specified in Section 4A (with respect to the Series A-F Notes), the applicable Supplemental Note Purchase Agreement (with respect to each Series of Subsequent Notes), and Section 4C (with respect to all Notes without regard to Series); and (b) pursuant to the optional


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


prepayments permitted by Section 4B (with respect to all Notes without regard to Series but subject to Section 4E).

         Section 4A. Series A-F Required Prepayments; Maturity.

         (i) Until the Series A Notes shall be paid in full, the Company shall apply to the prepayment of the Series A Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series A Notes as shall at the time be outstanding) on August 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series A Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series A Notes becoming due under this Section 4A on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment or acquisition:

                      Principal Amount      Year of
                        to be Prepaid      Prepayment
                      ----------------     ----------
                         $3,200,000           2003
                          3,200,000           2004
                          3,200,000           2005
                          3,200,000           2006
                          3,200,000           2007

The remaining outstanding principal amount of the Series A Notes, together with all interest accrued on the Series A Notes, shall become due and payable on August 15, 2007.

         (ii) Until the Series B Notes shall be paid in full, the Company shall apply to the prepayment of the Series B Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series B Notes as shall at the time be outstanding) on August 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series B Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series B Notes becoming due under this Section 4A on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or acquisition:

                      Principal Amount      Year of
                        to be Prepaid      Prepayment
                      ----------------     ----------
                         $4,571,429           2004
                          4,571,429           2005
                          4,571,429           2006
                          4,571,429           2007
                          4,571,429           2008
                          4,571,429           2009
                          4,571,426           2010


The remaining outstanding principal amount of the Series B Notes, together with all interest accrued on the Series B Notes, shall become due and payable on August 15, 2010.

         (iii) Until the Series C Notes shall be paid in full, the Company shall apply to the prepayment of the Series C Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series C Notes as shall at the time be outstanding) on August 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series C Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series C Notes becoming due under this Section 4A on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series C Notes is reduced as a result of such prepayment or acquisition:

                      Principal Amount      Year of
                        to be Prepaid      Prepayment
                      ----------------     ----------
                         $5,750,000           2006
                          5,750,000           2007
                          4,000,000           2008
                          5,750,000           2009
                          5,750,000           2010


The remaining outstanding principal amount of the Series C Notes, together with all interest accrued on the Series C Notes, shall become due and payable on August 15, 2010.

         (iv) Until the Series D Notes shall be paid in full, the Company shall apply to the prepayment of the Series D Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series D Notes as shall at the time be outstanding) on August 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series D Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series D Notes becoming due under this Section 4A on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series D Notes is reduced as a result of such prepayment or acquisition:


                      Principal Amount      Year of
                        to be Prepaid      Prepayment
                      ----------------     ----------
                         $12,450,000          2008
                          12,450,000          2009
                           7,700,000          2010
                          12,450,000          2011
                          12,950,000          2012

The remaining outstanding principal amount of the Series D Notes, together with all interest accrued on the Series D Notes, shall become due and payable on August 15, 2012.

         (v) Until the Series E Notes shall be paid in full, the Company shall apply to the prepayment of the Series E Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series E Notes as shall at the time be outstanding) on August 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series E Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series E Notes becoming due under this Section 4A on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series E Notes is reduced as a result of such prepayment or acquisition:


                      Principal Amount      Year of
                        to be Prepaid      Prepayment
                      ----------------     ----------
                         $1,000,000           2009
                          1,000,000           2010
                          1,000,000           2011
                          1,000,000           2012
                          1,000,000           2013
                          1,000,000           2014
                          1,000,000           2015


The remaining outstanding principal amount of the Series E Notes, together with all interest accrued on the Series E Notes, shall become due and payable on August 15, 2015.

         (vi) Until the Series F Notes shall be paid in full, the Company shall apply to the prepayment of the Series F Notes, without premium, the designated amounts of principal set forth below (or, if less, the principal amount of the Series F Notes as shall at the time be outstanding) on August 15 in each of the years set forth below, together with interest thereon to the prepayment dates, provided, however, that if the Company shall prepay all or any portion of the Notes pursuant to Section 4B or 4C, or acquire any Series F Notes pursuant to the provisions of Section 4H, each of the principal amount payable at maturity and the principal amount of each required prepayment of the Series F Notes becoming due under this
Section 4A on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series F Notes is reduced as a result of such prepayment or acquisition:


                      Principal Amount      Year of
                        to be Prepaid      Prepayment
                      ----------------     ----------
                          $3,636,364          2010
                           3,636,364          2011
                           3,636,364          2012
                           3,636,364          2013
                           3,636,364          2014
                           3,636,364          2015
                           3,636,364          2016
                           3,636,363          2017
                           3,636,363          2018
                           3,636,363          2019
                           3,636,363          2020

The remaining outstanding principal amount of the Series F Notes, together with all interest accrued on the Series F Notes, shall become due and payable on August 15, 2020.

         Section 4B. Optional Prepayment. All Notes shall be subject to prepayment, in whole at any time or from time to time in part (in multiples of $5,000,000 or, if less than $5,000,000, the principal amount of the Notes as shall be outstanding at the time of such partial prepayment), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield Maintenance Amount, if any, with respect to each Note.

         Section 4C. Contingent Prepayments on Disposition, Loss of Assets or Merger or Change of Control. (i) If at any time the Company or any of its Subsidiaries disposes of assets or issues or sells Capital Stock of any Subsidiary with the result that there are Excess Sale Proceeds, and the Company does not apply such Excess Sale Proceeds in the manner described in Section 6G(iii)(c)(II)(x), the Company will offer to prepay (at the price specified below and upon notice as provided in Section 4D) a principal amount of the outstanding Notes equal to the Allocable Proceeds.

                  (ii) In the event of any damage to, or destruction, condemnation or other taking of, all or any portion of the properties or assets of the Company or any of its Subsidiaries, to the extent that the Company or any such Subsidiary receives insurance or condemnation proceeds with the result that Unutilized Taking Proceeds exceed $2,500,000 in respect of any fiscal year (such excess amount being herein called "Excess Taking Proceeds"), the Company will offer to prepay (at the price specified in clause (iv) of this Section 4C below and upon notice as provided in Section 4D) a principal amount of the outstanding Notes equal to the Allocable Proceeds.

                  (iii) (a) If at any time any Responsible Officer has knowledge of the occurrence of any Control Event, the Company will give notice as provided in Section 4D of such Control Event to each holder of Notes. Such notice shall contain and constitute an offer to prepay all, but not less than all, of the Notes held by each holder. Upon the occurrence of a Control Event, the Company will not take any voluntary action that consummates or finalizes the Change of Control resulting from such Control Event unless contemporaneously with such action, the Company prepays all Notes required to be prepaid in accordance with this Section 4C and Section 4D.

                        (b) The obligation of the Company to prepay Notes pursuant to the offer required by paragraph (a) of this clause (iii) and accepted in accordance with Section 4D is subject to the consummation of the Change of Control in respect of which any such offer and acceptance shall have been made. In the event that such Change of Control does not occur on or before the proposed prepayment date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (I) any such deferral of the date of prepayment, (II) the date on which such Change of Control and the prepayment are expected to occur, and
(III) any determination by the Company that efforts to effect such resulting Change of Control have ceased or been abandoned (in which case any offer and acceptance made pursuant to this Section 4C in respect of such Change of Control shall be deemed rescinded).

                  (iv) Each such offer to prepay the Notes pursuant to Section 4C(i) or 4C(ii) shall be made (a) to the extent such prepayment represents all or a portion of an amount equal to $7,500,000 in the aggregate in respect of any fiscal year or $12,500,000 in the aggregate for all fiscal years of unapplied Excess Sale Proceeds and Excess Taking Proceeds (such unapplied amounts being herein called, "Excess Proceeds"), at a price equal to 100% of the principal amount of the Notes to be prepaid, plus interest thereon to the prepayment date, and (b) to the extent such prepayment represents such Excess Proceeds in excess of the $7,500,000 in the aggregate for any fiscal year or $12,500,000 in the aggregate for all fiscal years, at a price equal to 100% of the principal amount of the Notes to be prepaid, plus interest thereon to the prepayment date plus the Yield-Maintenance Amount, if any, thereon.

                  (v) Each offer to prepay the Notes pursuant to Section 4C(iii) shall be made at a price equal to the principal amount of the Notes to be prepaid, plus interest thereon to the prepayment date plus a premium of 1% of the principal amount to be so prepaid.

         Section 4D. Prepayment Procedure for Contingent Prepayments. (i) If at any time there are Excess Proceeds, and the Company is required to offer to prepay the Notes with such Excess Proceeds pursuant to clause (i) or (ii) of
Section 4C, the Company will give written notice as provided in Section 11I (which shall be in the form of an Officer's Certificate) to the holders of the Notes not later than twelve months after the date of the applicable Asset Sale or the end of the twelve month period following receipt of the applicable Unutilized Taking Proceeds, as the case may be, stating that any holder failing to elect not to accept the offer shall be deemed to have accepted such offer and (a) setting forth in reasonable detail all calculations required to determine the amount of Excess Proceeds and the Yield-Maintenance Amount, if any, (b) setting forth the aggregate amount of the Allocable Proceeds and the amount of the Allocable Proceeds which is allocable to each Note, determined by applying the Allocable Proceeds pro rata among all Notes outstanding on the date such prepayment is to be made according to the aggregate then unpaid amounts of the Notes, and in reasonable detail the calculations used in determining such amounts, and (c) stating that the Company irrevocably offers to prepay on the date specified in such notice, which shall not be less than 25 nor more than 45 days after the date of such notice, a principal amount of each outstanding Note equal to the amount of Allocable Proceeds allocated to such Note as described in paragraph (b) above, plus such Note's share of the Allocable Proceeds allocable to any other Note the holder of which elects on a timely basis not to accept the Company's offer (collectively, the "Non-Accepting Holders"), all in accordance with the procedures set forth in this Section 4D. Such notice shall also indicate that any Accepting Holder that fails to elect not to accept the Pro Rata Option shall be deemed to have accepted such option as set forth below.

                  (ii) If at any time the Company is required to offer to prepay the Notes following the occurrence of a Control Event which could result in a Change of Control, the Company will give written notice as provided in
Section 11I (which shall be in the form of an Officer's Certificate) to the holders of the Notes not later than ten Business Days following such Control Event, stating that any holder failing to elect not to accept the offer shall be deemed to have accepted such offer and (a) setting forth in reasonable detail the facts and circumstances underlying such Control Event known to it, and (b) stating that the Company irrevocably offers to prepay on the date specified in such notice, which shall be not less than 25 nor more than 45 days after the date of such notice, at the price specified in clause (v) of Section 4C, each outstanding Note, all in accordance with the procedures set forth in this Section 4D.

                  (iii) Each holder of a Note electing not to accept an offer to prepay given pursuant to this Section 4D shall make such election by notice delivered to the Company at least 10 days prior to the date of prepayment specified in the notice given by the Company pursuant to clause (i) or (ii) of this Section 4D. Each other holder of a Note (collectively, the "Accepting Holders") shall be deemed to accept the Company's offer with respect to prepayment of such Note. In the case of a notice given by the Company pursuant to clause (i) of this Section each Accepting Holder shall be deemed to have accepted the Company's offer to the extent of its Allocable Proceeds and shall be deemed to have accepted an agreement (the "Pro Rata Option") to have prepaid, in addition to the Allocable Proceeds allocable to such Note (up to the total Allocable Proceeds), all or any part of the balance of the principal amount of such Note using the Allocable Proceeds that would have been paid to the Non-Accepting Holders; provided that any Accepting Holder may elect not to agree to the Pro Rata Option by notice delivered to the Company at least 5 days prior to the date of prepayment specified in the notice given by the Company pursuant to clause (i) of this Section 4D.

                  (iv) Upon receipt of all timely notices from Non-Accepting Holders and Accepting Holders pursuant to clause (iii) of this Section 4D, the Company shall give written notice as provided in Section 11I (which shall be in the form of an Officer's Certificate) to the holders of the Notes setting forth (a) the names of each Accepting Holder and each Non-Accepting Holder, (b) the principal amounts of the Notes of such Accepting Holders and Non-Accepting Holders affected by the Company's offer of prepayment, (c) in the case of a notice given by the Company pursuant to clause (i) of this Section 4D, if there shall be any Allocable Proceeds remaining in addition to the amounts so to be prepaid, the principal amounts of the Notes as to which such Accepting Holders shall have exercised their Pro Rata Options together with a calculation of each Accepting Holder's Pro Rata Option in accordance with clause (v) of this Section 4D and (d) after giving effect to the prepayment contemplated by clause (v) of this Section 4D in respect of such offer, the reduced amount of each required payment thereafter becoming due with respect to the Notes under Section 4A and upon the maturity thereof, specifying how each such amount was determined, and certifying that such reduction has been computed in accordance with such Section.

                  (v) Upon receipt of all timely notices from Non-Accepting Holders and Accepting Holders pursuant to clause (iii) of this Section 4D, the Company shall, in the case of a notice given by the Company pursuant to clause
(i) of this Section 4D, allocate that portion of the Allocable Proceeds that had been allocated to the Notes of such Non-Accepting Holders among the Notes of Accepting Holders in proportion to the respective Allocable Proceeds allocable to the Notes of Accepting Holders (after giving effect to any Pro Rata Option). Where the portion of the Allocable Proceeds thus allocated to the Note of an Accepting Holder would exceed the maximum principal amount of such Note which such Accepting Holder has agreed to have prepaid (including, without limitation, pursuant to a Pro Rata Option), such excess shall be allocated among the Notes of Accepting Holders who have agreed to accept prepayments (including, without limitation, pursuant to a Pro Rata Option) in amounts which still exceed the amount of prepayments previously allocated to them pursuant to this Section 4D in proportion to the respective Allocable Proceeds allocable to the Notes of such Accepting Holders (after giving effect to any Pro Rata Option); and such allocation shall be repeated as many times as shall be necessary until (a) the Allocable Proceeds have been fully allocated or (b) it is no longer possible to allocate the Allocable Proceeds without exceeding the maximum principal amounts of Notes which all Accepting Holders respectively have agreed to have prepaid (including, without limitation, pursuant to all the Pro Rata Options).

                  (vi) The principal amount of any Notes with respect to which an offer to prepay pursuant to this Section 4D has been made and not rejected shall become due and payable on the date specified in the notice of such offer given by the Company pursuant to clause (i) or (ii), as the case may be, of this Section 4D. In the case of a notice given by the Company pursuant to clause (i) of this Section 4D, it is understood that all Allocable Proceeds not applied to the prepayment of the Notes or to the payment of Parity Debt pursuant to Section 4C and this Section 4D shall constitute amounts included within the definition of "Unused Proceeds Reserve."

                  (vii) Each holder of a Note shall receive, not more than two Business Days prior to the date scheduled for any prepayment pursuant to this
Section 4D, an Officer's Certificate (i) certifying that the conditions of this
Section 4D have been fulfilled with respect to such prepayment and specifying the particulars of such fulfillment, including, without limitation, in reasonable detail the calculations used in computing the amount of the prepayment in respect of the Notes and the appropriate Premium (together with, in the case of a calculation of any Yield-Maintenance Amount, copies of the source of market data by reference to which the Reinvestment Yield was determined) with respect thereto, and (ii) in the case of any such prepayment that is a partial prepayment of the Notes setting forth (a) the principal amount to be prepaid with respect to each of the Notes and specifying how each such amount was determined and (b) after giving effect to such partial prepayment the reduced amount to be prepaid with respect to each required payment thereafter becoming due with respect to the Notes under Section 4A and upon the maturity thereof, specifying how each such amount was determined, and certifying that such reduction has been computed in accordance with such Section. If for any reason the holder of a Note so to be prepaid by written notice to the Company objects to such calculation of the Yield-Maintenance Amount, the Company shall notify all other holders of Notes so to be prepaid of such objection. If, after any such notice and objection, a calculation of the Yield-Maintenance Amount shall be approved by the Required Holders of the Notes to be prepaid and specified in a written notice provided to the Company and the holders of such Notes, such calculation shall be final and binding upon the Company and the holders of the Notes absent manifest error.

         Section 4E. Allocation of Section 4B Payments among Series. Upon any partial prepayment of the Notes pursuant to Section 4B,

                  (x) during any period in which neither a Default, an Event of Default nor Debt Rating Event shall exist, the Company may allocate the principal amount to be prepaid among the various Series of then outstanding Notes in any manner which it, in its sole discretion, may elect, and

                  (y) during any period in which a Default, an Event of Default or a Debt Rating Event shall exist, the principal amount to be prepaid shall be applied on all outstanding Notes, without regard to Series, ratably in accordance with the unpaid principal amounts thereof.

         Section 4F. Allocation of Partial Payments within a Series. Upon any partial prepayment of the Notes of any Series, the principal amount so prepaid with respect to such Series shall be allocated to all Notes of such Series at the time outstanding in proportion to the respective outstanding principal amounts thereof, provided, that in the case of any prepayment of less than all of the Notes pursuant to Section 4C, the principal amount of the Notes to be prepaid will be allocable to the Notes to be prepaid as provided in Section 4C.

         Section 4G. Notice of Optional Prepayment. The Company shall give the holder of each Note of a Series then to be prepaid irrevocable written notice as provided in Section 11I of any prepayment pursuant to Section 4B not less than 30 days and not more than 60 days prior to the prepayment date, stating that such prepayment is to be made pursuant to Section 4B and specifying (i) such prepayment date, (ii) the principal amount of the Notes of such Series, and of the Notes of such Series held by such holder, to be prepaid on such date, and (iii) a calculation of the estimated Yield-Maintenance Amount, if any, with respect to such prepayment. Notice of prepayment having been given as aforesaid, the principal amount of the Notes of such Series specified in such notice, together with interest thereon to the prepayment date, and the Yield-Maintenance Amount with respect thereto, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to Section 4B, give telephonic notice (confirmed in writing by facsimile transmission or overnight courier) of the principal amount of the Notes of such Series to be prepaid and the prepayment date to each holder which shall have designated a recipient of such notices in the Purchaser Schedule applicable to such Series or by notice in writing to the Company. In addition, each holder of a Note of such Series shall receive, at least 2 Business Days prior to the date scheduled for any such prepayment, an Officer's Certificate (i) certifying that the conditions of
Section 4B have been fulfilled and specifying the particulars, including, without limitation, a calculation in reasonable detail of the Yield-Maintenance Amount with attached copies of the source of market data by reference to which the Reinvestment Yield was determined, of such fulfillment and (ii) in the case of any such prepayment that is a partial prepayment of the Notes of such Series, setting forth (a) the principal amount to be prepaid with respect to each of the Notes of such Series and specifying how each such amount was determined, and (b) after giving effect to such partial prepayment the reduced amount to be prepaid with respect to each required payment thereafter becoming due with respect to the Notes of such Series under Section 4A, or the Supplemental Note Purchase Agreement pursuant to which the Notes of such Series were issued, and upon the maturity thereof, specifying how each such amount was determined, and certifying that such reduction has been computed in accordance with such Section. If for any reason the holder of a Note so to be prepaid, by written notice to the Company, objects to such calculation of the Yield-Maintenance Amount, the Company shall notify all other holders of Notes of such Series so to be prepaid of such objection. If after any such notice and objection, a calculation of the Yield-Maintenance Amount shall be approved by the holder or holders of at least 51% of the aggregate principal amount of the Notes of such Series at the time outstanding and specified in a written notice provided to the Company and the other holders of the Notes of such Series, such calculation shall be final and binding upon the Company and the holders of the Notes of such Series absent manifest error.

         Section 4H. Retirement of Notes. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to Section 4A, 4B, 4C or the provisions of a Supplemental Note Purchase Agreement or upon acceleration of such final maturity pursuant to
Section 7A), or purchase or otherwise acquire, directly or indirectly, Notes of any Series held by any holder, unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes of such Series held by each other holder of Notes of such Series at the time outstanding, upon the same terms and conditions and such offer shall remain open for a period of at least 20 Business Days; provided that (x) neither the Company nor any of its Affiliates or Subsidiaries shall make any such offer to prepay, redeem, retire, purchase or acquire Notes of any Series at a price of less than 100% of the principal amount thereof and
(y) at the time of such offer and purchase no Default or Event of Default shall have occurred and be continuing.

         Section 4I. Notes Not to be Reissued. Any Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement and shall not be reissued.

SECTION 5.     AFFIRMATIVE COVENANTS.

         The Company hereby covenants and agrees that, from the Initial Closing and thereafter so long as any of the Notes remain unpaid, it will perform and comply with the terms and provisions of this Section 5.

         Section 5A. Financial Statements. The Company will maintain, and will cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with GAAP. The Company covenants that it will deliver to each Purchaser, so long as such Purchaser or its nominee shall be the holder of any Note, and to each other holder:

                  (i) as soon as practicable and in any event within 50 days after the end of each quarterly period in each fiscal year, consolidated statements of income, partners' capital and cash flows of the Company and its Subsidiaries for such quarterly period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period, and consolidated balance sheets of the Company and its Subsidiaries as at the end of such quarterly period, setting forth in each case, in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Required Holder(s) and certified by an authorized financial officer of the Company as presenting fairly, in all material respects, the information contained therein (except for the absence of footnotes and subject to changes resulting from normal year-end adjustments), in accordance with GAAP; provided, however, that at any time when the Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act delivery within the time period specified above of copies of the Quarterly Report on Form 10-Q of the Master Partnership for such quarterly period filed with the Commission shall be deemed to satisfy the requirements of this clause (i) if
(x) the Consolidated Net Income of the Company and its Subsidiaries accounts for at least 95% of the net income of the Master Partnership for such quarterly period, and (y) all such statements required to be delivered pursuant to this clause (i) with respect to the Company and its Subsidiaries are either included in such Form 10-Q or delivered separately by the Company together with such Form 10-Q;

                  (ii) as soon as practical and in any event within 95 days after the end of each fiscal year, consolidated statements of income and cash flows and a consolidated statement of partners' capital (or stockholders' equity, as applicable) of the Company and its Subsidiaries for such year, and consolidated balance sheets of the Company and its Subsidiaries, as at the end of such year, setting forth in each case, in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reported on by Arthur Andersen LLP, or other independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit (provided that such report shall not include with the scope of the audit the consolidating statements, if any, required by the final proviso of this clause (ii)); provided, however, that at any time when the Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange

Act delivery within the time period specified above of copies of the Annual Report on Form 10-K of the Master Partnership for such fiscal year prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause (ii) if (x) the Consolidated Net Income of the Company and its Subsidiaries accounts for at least 95% of the net income of the Master Partnership for such fiscal year, and
(y) all such statements required to be delivered pursuant to this clause (ii) with respect to the Company and its Subsidiaries are either included in such Form 10-K or delivered separately by the Company together with such Form 10-K; and, provided further, however, that at any time the Total Assets of the Company and its Subsidiaries account for less than 85% of the Total Assets of the Master Partnership for any fiscal year, then the statements and balance sheet required to be delivered with respect to the Company and its Subsidiaries in this clause (ii) for such fiscal year shall be both consolidated and consolidating, and such consolidating statements shall be certified by an authorized financial officer of the Company as presenting fairly, in all material respects, the information contained therein, in accordance with GAAP (except for the absence of footnotes);

                  (iii) promptly upon receipt thereof by the Company, copies of all reports submitted to the Company by independent public accountants in connection with each special, annual or interim audit of the books of the Company or any Subsidiary thereof made by such accountants, including without limitation the concurrent letter submitted by each such accountant to management in connection with their annual audit;

                  (iv) promptly upon transmission thereof, copies of (a) all financial statements, proxy statements, notices and reports as the Company or the Master Partnership shall send or make available to the public holders of Units of the Master Partnership, (b) all registration statements (without exhibits), all prospectuses and all reports which the Company or the Master Partnership files with the Commission (or any governmental body or agency succeeding to the functions of the Commission), (c) all press releases and other similar written statements made available by the Company or the Master Partnership to the public concerning material developments in the business of the Company or the Master Partnership, as the case may be, and (d) all reports, notices and other similar written statements sent or made available by the Company or the Master Partnership to any holder of its Indebtedness pursuant to the terms of any agreement, indenture or other instrument evidencing such Indebtedness, including without limitation the Credit Agreement, except to the extent the same substantive information is already being provided pursuant to this Section 5A;

                  (v) as soon as reasonably practicable, and in any event within 5 Business Days after a Responsible Officer obtains knowledge that any Default or Event of Default has occurred, a written statement of such Responsible Officer setting forth details of such Default or Event of Default and the action which the Company has taken, is taking and proposes to take with respect thereto;

                  (vi) as soon as reasonably practicable, and in any event within 5 Business Days after a Responsible Officer obtains knowledge of (a) the occurrence of an adverse development with respect to any litigation or proceeding involving the Company or any of its Subsidiaries which in the reasonable judgment of the Company could reasonably be expected to have a Material Adverse Effect or (b) the commencement of any litigation or proceeding involving the Company or any of its Subsidiaries which in the reasonable judgment of the Company could reasonably be expected to have a Material Adverse Effect, a written notice of such Responsible Officer describing in reasonable detail such commencement of, or adverse development with respect to, such litigation or proceeding;

                  (vii) as soon as possible after, and in any event within 10 Business Days after any Responsible Officer of the Company or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred or is expected to occur that, alone or together with any other ERISA Events that have occurred, in the opinion of the principal financial officer of the Company could reasonably be expected to result in liability of the Company in an aggregate amount exceeding $2,000,000, a statement setting forth a detailed description of such ERISA Event and the action, if any, that the Company or any ERISA Affiliate has taken, is taking or proposes to take or cause to be taken with respect thereto (together with a copy of any notice, report or other written communication filed with or given to or received from the PBGC, the Internal Revenue Service or the Department of Labor with respect to such event or condition);

                  (viii) as soon as reasonably practicable, and in any event within five Business Days after a Responsible Officer obtains knowledge of a violation or alleged violation of any Environmental Law or the presence or release of any Hazardous Substance within, on, from, relating to or affecting any property, which in the reasonable judgment of the Company could reasonably be expected to have a Material Adverse Effect, notice thereof, and upon request, copies of relevant documentation;

                  (ix) together with each delivery of financial information pursuant to clause (i) or clause (ii) of this Section 5A, a statement setting forth, together with computations in reasonable detail, the amount of Available Cash as of the date of the balance sheet contained therein and the amounts of all Net Proceeds, Excess Sale Proceeds, Unutilized Taking Proceeds and Unused Proceeds Reserves held by the Company at the end of the applicable quarterly period or fiscal year, as the case may be;

                  (x) as soon as reasonably practicable, and in any event within 5 Business Days after a Responsible Officer obtains knowledge that the holder of any Note has given any notice to the Company or any Subsidiary thereof or taken any other action with respect to a claimed Default or Event of Default under this Agreement or any other Financing Document, or that any Person has given any notice to the Company or any such Subsidiary or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7A(iii), a written statement of such Responsible Officer describing such notice or other action in reasonable detail and the action which the Company has taken, is taking and proposes to take with respect thereto;

                  (xi) within 45 days after the end of each calendar year, commencing with the year ending December 31, 2000, a report prepared by the Company or its broker or agent (a) setting forth the insurance maintained pursuant to Section 5I, substantially in the form referred to in Section 3K, and including, without limitation, the amounts thereof, the names of the insurers and the property, hazards and risks covered thereby, and certifying that all premiums with respect to the policies described in such report then due thereon have been paid and that the same are in full force and effect, (b) setting forth all self-insurance maintained by the Company pursuant to Section 5I and (c) certifying that such insurance or self insurance complies with the requirements of such Section; provided, however, that for so long as the Security Agreement remains in full force and effect, delivery by the Company to the Collateral Agent of the report specified in Section 5.1(g) of the Security Agreement shall be deemed to satisfy the requirements of this clause (xi); and

                  (xii) with reasonable promptness, such other information and data (financial or other) as from time to time may be reasonably requested by any holder of Notes.

         Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver to each holder of Notes an Officer's Certificate (I) stating that the signers have reviewed the terms of this Agreement and the other Financing Documents, and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the accounting period covered by such financial statements, and that no Default or Event of Default has occurred and is continuing, or, if any such Default or Event of Default then exists, specifying the nature and approximate period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, (II) specifying the amount available at the end of such accounting period for Restricted Payments in compliance with
Section 6F and showing in reasonable detail all calculations required in arriving at such amount, (III) demonstrating (with computations in reasonable detail) compliance at the end of such accounting period by the Company and its Subsidiaries with the provisions of Sections 4C, 6A, 6B, 6C, 6D, 6E(v), 6G(i)(b), 6G(i)(c), 6G(iii) and 6L, and (IV) if not specified in the related financial statements being delivered pursuant to clauses (i) and (ii) above, specifying the aggregate amount of interest paid or accrued by, and aggregate rental expenses of, the Company and its Subsidiaries, and the aggregate amount of depreciation, depletion and amortization charged on the books of the Company and its Subsidiaries, during the fiscal period covered by such financial statements.

         Together with each delivery of financial statements required by clause
(ii) above, the Company will deliver a certificate of such accountants stating that they have reviewed the terms of this Agreement and the other Financing Documents and that in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

         Section 5B. Information Required by Rule 144A. The Company will, upon the request of a holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 5B, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

         Section 5C. Inspection of Property. The Company will permit any Person designated in writing by any holder of the Notes which is an institutional investor, at the Company's expense during the continuance of a Default or Event of Default and otherwise at such holder's expense, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such partnerships or corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as such holder may reasonably request. The Company hereby authorizes, and agrees to cause each of its Subsidiaries to authorize, its and their independent public accountants to discuss with such Person the affairs, finances and accounts of the Company and its Subsidiaries in accordance with this Section 5C.

         Section 5D. Covenant to Secure Notes Equally. If the Company or any of its Subsidiaries shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Sections 6C and 6D (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to Section
11C), the Company will make or cause to be made effective provision whereby the Notes will be contemporaneously secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured (including, without limitation, the provision of any financial accommodations extended to the holders of such other Indebtedness in connection with the release of such Lien and/or the sale of any property subject thereto), it being understood that the provision of such equal and ratable security shall not constitute a cure or waiver of any related Event of Default.

         Section 5E. Partnership or Corporate Existence, etc.; Compliance with Laws. (i) Except as otherwise expressly permitted in accordance with Section 6G or 6J, (a) the Company will at all times preserve and keep in full force and effect its partnership existence and its status as a partnership not taxable as a corporation for U.S. federal income tax purposes, (b) the Company will cause each of its Subsidiaries to keep in full force and effect its partnership or corporate existence, as the case may be, and (c) the Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect all of its material rights and franchises; provided, however, that the partnership or corporate existence of any Subsidiary, and any right or franchise of the Company or any Subsidiary, may be terminated notwithstanding this Section 5E if such termination (x) is in the best interest of the Company and the Subsidiaries, (y) is not disadvantageous to the holders of the Notes in any material respect and (z) could not reasonably be expected to have a Material Adverse Effect.

                  (ii) The Company will, and will cause each of its Subsidiaries to, at all times comply with all laws, regulations and statutes (including without limitation any zoning or building ordinances or code or Environmental Laws) applicable to it except for any failure to so comply which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (iii) The Company will notify the holders of the Notes a reasonable time prior to the adoption of any amendment to the Partnership Agreement or the Credit Agreement and will include in that notice a reasonably detailed description of such amendment and the intended effects thereof.

         Section 5F. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its Subsidiaries, or any of its or its Subsidiaries' properties or assets or in respect of any of its or any of its Subsidiaries' franchises, business, income or profits when the same become due and payable, and all claims (including without limitation claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its or any of its Subsidiaries' properties or assets; provided that no such tax, assessment, charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and if such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and be adequate in the good faith judgment of the Board of Directors of the General Partner.

         Section 5G. Compliance with ERISA. The Company will, and will cause its Subsidiaries to, comply in all material respects with the provisions of ERISA and the Code applicable to the Company and its Subsidiaries and their respective employee benefit programs.

         Section 5H. Maintenance and Sufficiency of Properties. The Company will maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all properties used in the business of the Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof, all to the extent necessary to avoid a Material Adverse Effect.

                  (i) The Company will maintain and will cause to be maintained as employees of the Company and its Subsidiaries such number of individuals, having appropriate skills, as may be necessary from time to time to sustain continuous operation of the Business at the time. Except as described on
Schedule 8H, the Company will continue and will cause its Subsidiaries to continue to own or have valid rights to use all of the assets constituting personal or intellectual property (including without limitation, computer equipment, computer software and other intellectual property) reasonably necessary for the operation of the Business, in each case subject to no Liens except such as are permitted by Section 6C.

         Section 5I. Insurance. The Company will, and will cause its Subsidiaries to, at its or their expense, at all times maintain, or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their properties and business with coverages comparable to those generally carried by companies of similar size that conduct the same or similar business and have similar properties in the same general areas in which the Company conducts its business; provided, however, that the Company may maintain a system of self-insurance in an amount not exceeding an amount as is customary for companies with established reputations engaged in the same or similar business and owning and operating similar properties.

         The Company will, and will cause each of its Subsidiaries to, pay as and when the same become due and payable the premiums for all insurance policies that the Company and its Subsidiaries are required to maintain hereunder.

         Section 5J. Environmental Laws. The Company will, and will cause each of its Subsidiaries to: (i) comply with all applicable Environmental Laws and any permit, license, or approval required under any Environmental Law, except for failures to so comply which could not reasonably be expected to have a Material Adverse Effect;

                  (ii) store, use, release, or dispose of any Hazardous Substance at any property owned or leased by the Company or any of its Subsidiaries in a manner which could not reasonably be expected to have a Material Adverse Effect;

                  (iii) avoid committing any act or omission which would cause any Lien to be asserted against any property owned by the Company or any of its Subsidiaries pursuant to any Environmental Law, except where such Lien could not reasonably be expected to have a Material Adverse Effect;

                  (iv) use, handle or store any propane in compliance, in all material respects, with all applicable laws.

         Section 5K. After-Acquired Property. From and after the date of the Initial Closing, the Company will, and will cause each of its Subsidiaries to, execute and deliver such amendments to the Security Agreement, execute and deliver such instruments and agreements (including, without limitation, such Certificates and Stock Powers) and execute and cause to be duly recorded, published, registered or filed in the appropriate jurisdictions such Financing Statements, as shall be necessary to grant to the Collateral Agent a valid, perfected, first priority security interest, subject to Liens permitted by the Security Agreement, in any asset acquired by the Company or any Subsidiary of the Company (including, without limitation, the Capital Stock of any Subsidiary) after the Initial Closing, to the extent such asset would have been included in the Collateral at the Initial Closing had the Company or one of its Subsidiaries owned such asset as of the Initial Closing. The Company will pay or cause to be paid all taxes, fees and other governmental charges in connection with the execution, delivery, recording, publishing, registration and filing of such documents and instruments in such places.

         Section 5L. Further Assurances. At any time and from time to time promptly, the Company shall, at its expense, execute and deliver to each holder of a Note and the Collateral Agent such instruments and documents, and take such further action, as the holders of the Notes may from time to time reasonably request, in order to further carry out the intent and purpose of this Agreement and the other Financing Documents and to establish, perfect, preserve and protect the rights, interests and remedies created, or intended to be created, in favor of the holders of the Notes hereunder and thereunder, including, without limitation, the execution and delivery of Certificates and Stock Powers and the execution, delivery, recordation and filing of Financing Statements and continuation statements under the Uniform Commercial Code of any applicable jurisdiction, and the delivery of satisfactory opinions of counsel.

         Section 5M. No Action Requiring Registration. Neither the Company nor anyone acting on its behalf will take any action which would subject the issuance and sale of the Notes to the registration and prospectus delivery provisions of the Securities Act or to the registration or qualification provisions of any securities or Blue Sky law of any applicable jurisdiction.

         Section 5N. Books and Accounts. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in which full, true and proper entries shall be made of its transactions and set aside on its books from its earnings for each fiscal year all such proper reserves as in each case shall be required in accordance with GAAP.

         Section 5O. Available Cash Reserves. The Company will maintain in each fiscal quarter an amount of cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Company and its Subsidiaries (including reserves for future capital expenditures) subsequent to such quarter, (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Company or any Subsidiary is a party or by which it is bound or its assets are subject and
(iii) provide funds for distributions to partners of the Master Partnership and the General Partner in respect of any one or more of the next four quarters; provided that the General Partner need not establish cash reserves pursuant to clause (iii) if the effect of such reserves would be that the Master Partnership is unable to distribute the Minimum Quarterly Distribution (as defined in the Agreement of Limited Partnership of the Master Partnership) on all Common Units with respect to such quarter; and provided, further, that disbursements made by the Company or a Subsidiary of the Company or cash reserves established, increased or reduced after the end of such quarter but on or before the date of determination of Available Cash with respect to such quarter shall be deemed to have been made, established, increased or reduced for purposes of determining Available Cash, within such quarter if the General Partner so determines. In addition, without limiting the foregoing, Available Cash for any fiscal quarter shall reflect reserves equal to (x) 50% of the interest projected to be paid on the Notes in the next succeeding fiscal quarter, plus (y) beginning with a date three fiscal quarters before a scheduled principal payment date on the Notes, 25% of the aggregate principal amount thereof due on any such payment date in the third succeeding fiscal quarter, 50% of the aggregate principal amount due on any such payment date in the second succeeding fiscal quarter and 75% of the aggregate principal amount due on any scheduled payment date in the next succeeding fiscal quarter, plus
(z) the Unused Proceeds Reserve as of the date of determination; provided that the foregoing reserves for amounts to be paid on the Notes shall be reduced by the aggregate amount of advances available to the Company from responsible financial institutions under binding, irrevocable (a) credit or financing commitments (which are subject to no conditions which the Company is unable to meet) and (b) letters of credit (which are subject to no conditions which the Company is unable to meet), in each case to be used to refinance such amounts to the extent such amounts could be borrowed and remain outstanding under Sections 6A and 6B.

         Section 5P. Parity Debt. (i) The Company shall ensure that the lenders from time to time in respect of any outstanding Parity Debt shall, in the documents governing the terms of such Indebtedness, (a) recognize the existence and validity of the obligations represented by the Notes and (b) agree to refrain from making or asserting any claim that the Financing Documents or the obligations represented by the Notes are invalid or not enforceable in accordance with its and their terms as a result of the circumstances surrounding the incurrence of such obligations.

                  (ii) Each holder of Notes from time to time, as evidenced by its acceptance of such Notes, (a) acknowledges the existence and validity of the obligations of the Company under the Credit Agreement (and any replacement, extension, renewal, refunding or refinancing thereof permitted by clause (ii) or (iii) of Section 6B, as the case may be), the 1996 Senior Secured Notes and the 1997 Senior Secured Notes and (b) agrees to refrain from making or asserting any claim that such obligations or the instruments governing the terms thereof are invalid or not enforceable in accordance with its and their terms as a result of the circumstances surrounding the incurrence of such obligations.

         Section 5Q. Special Counsel Opinions. The Company shall either (x) on the Initial Closing Date, cause to be delivered to the Collateral Agent, a letter from each of the respective special counsel listed on Schedule 5Q attached hereto addressed to the Collateral Agent and accompanied by the opinion of such counsel delivered in connection with the Note Purchase Agreement dated as of June 25, 1996 among Heritage, the Company and the Purchasers named therein (the "Original Opinion"), to the effect that the Collateral Agent is entitled to rely on such Original Opinion as if such opinion was originally addressed to the Collateral Agent; or, (y) in lieu of delivering any such letter, on the Initial Closing Date, cause an attorney or law firm, reasonably acceptable to the Initial Purchasers, to deliver to the Collateral Agent an opinion substantially in the form of the Original Opinion which was originally delivered by the special counsel referred to in Schedule 5Q which has not delivered the letter referred to in clause (x) above.

         Section 5R. General Partner. At such time as U.S. Propane shall be substituted for Heritage as general partner of the Company, (i) no Default or Event of Default shall exist and be continuing before and after giving effect to such substitution, (ii) U.S. Propane shall assume in writing the obligations of Heritage under the Partnership Agreement, (iii) U.S. Propane shall not engage in any business or own any assets other than the ownership of general and/or limited partner interests in the Company and the Master Partnership and the ownership of interests in the General Partner and any activities incidental thereto, including, without limitation, cash management services for Heritage, the Company and its Subsidiaries and inter-company loans made to Heritage, the Company and its Subsidiaries in the ordinary course of business and (iv) immediately after giving effect to such substitution, no Material Adverse Effect shall exist.

SECTION 6.        NEGATIVE COVENANTS.

         The Company hereby covenants and agrees that from the Initial Closing and thereafter so long as any of the Notes are outstanding:

         Section 6A. Financial Ratios. The Company will not permit:

                  (i) Ratio of Consolidated Funded Indebtedness to Consolidated EBITDA. The ratio as of the end of any fiscal quarter of Consolidated Funded Indebtedness to Consolidated EBITDA to exceed 5.25 to 1.00;

                  (ii) Minimum Interest Coverage. The ratio as of the end of any fiscal quarter of Consolidated EBITDA to Consolidated Interest Expense to be less than 2.25 to 1.00; or

                  (iii) Ratio of Adjusted Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA. The ratio as at the end of any fiscal quarter of Adjusted Consolidated Funded Indebtedness to Adjusted Consolidated EBITDA to exceed 6.25 to 1.00.

         Notwithstanding any of the provisions of this Agreement the Company will not, and will not permit any Subsidiary to, enter into any transaction pursuant to Section 6B, clauses (vii), (viii) and (xiv)(b) of Section 6C, Section 6F, or clauses (i)(b), (i)(c), (ii)(b) and
         (iii) of Section 6G, (x) if after giving effect to any such transaction a Default or Event of Default exists, or (y) if the consummation of any such transaction would result in a violation of this Section 6A, calculated for such purpose as of the date on which such transaction were to be consummated both immediately before and after giving effect to the consummation thereof; provided, however, that in the case of transactions pursuant to Section 6G, the calculation shall be made on a pro forma basis in accordance with GAAP after giving effect to any such transaction, with the ratio recomputed as at the last day of the most recently ended fiscal quarter of the Company as if such transaction had occurred on the first day of the relevant four quarter period.

         Section 6B. Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume, or otherwise become directly or indirectly liable with respect to, any Indebtedness, except (subject to the provisions of Section 6D):

                  (i) the Company may become and remain liable with respect to Indebtedness evidenced by the 1996 Senior Secured Notes, the 1997 Senior Secured Notes and Indebtedness incurred in connection with any extension, renewal, refunding or refinancing of Indebtedness evidenced thereby, provided that (x) the principal amount of such Indebtedness shall not exceed the principal amount of the Indebtedness evidenced by the 1996 Senior Secured Notes or the 1997 Senior Secured Notes, as the case may be, together with, in each case, any accrued interest and Yield Maintenance Amount, with respect thereto being extended, renewed, refunded or refinanced, and (y) such Indebtedness may not have an average life to maturity shorter than the remaining average life to maturity of the Indebtedness being extended, renewed, refunded or refinanced;

                  (ii) the Company may become and remain liable with respect to Indebtedness incurred under the Revolving Working Capital Facility and for any purpose permitted by the Revolving Working Capital Facility and any Indebtedness incurred for any such permitted purpose which replaces, extends, renews, refunds or refinances any such Indebtedness, in whole or in part; provided that the aggregate principal amount of Indebtedness permitted under this clause (ii) shall not at any time exceed an amount equal to (x) $50,000,000 less (y) the amount of Indebtedness, if any, outstanding under the revolving working capital facility permitted by clause (v) of this Section 6B;

                  (iii) the Company may become and remain liable with respect to Indebtedness incurred by the Company under the Acquisition Facility and any Indebtedness incurred for any such permitted purpose which replaces, extends, renews, refunds or refinances any such Indebtedness, in whole or in part; and up to $10,000,000 of Indebtedness owing from time to time to the seller(s) in Asset Acquisition(s) (in addition to Non-Compete Obligations permitted pursuant to the provisions of clause (xii) of this Section 6B); provided that the aggregate principal amount of indebtedness permitted under this clause (iii) shall not at any time exceed the Contracted Dollar;

                  (iv) any Subsidiary of the Company may become and remain liable with respect to Indebtedness of such Subsidiary owing to the Company or to a Wholly-Owned Subsidiary of the Company;

                  (v) Heritage Service Corp. may become and remain liable with respect to Indebtedness incurred under a revolving working capital facility and for any purpose permitted by such revolving working capital facility and any Indebtedness incurred for any permitted purpose which replaces, extends, renews, refunds or refinances any such Indebtedness, in whole or in part; provided that the aggregate principal amount of Indebtedness permitted under this clause (v) shall not at any time exceed $3,000,000;

                  (vi) the Company and any of its Subsidiaries may become and remain liable with respect to Indebtedness relating to any business, property or assets acquired by or contributed to the Company or such Subsidiary or which is secured by a lien on any property or assets acquired by or contributed to the Company or such Subsidiary to the extent such Indebtedness existed at the time such business, property or assets were so acquired or contributed, and if such Indebtedness is secured by such property or assets, such security interest does not extend to or cover any other property of the Company or any of its Subsidiaries; provided that (a) immediately after giving effect to such acquisition or contribution, the Company could incur at least $1.00 of additional Indebtedness pursuant to clause (xiii) of this Section 6B and (b) such Indebtedness was not incurred in anticipation of such acquisition or contribution;

                  (vii) the Company and any of its Subsidiaries may become and remain liable with respect to Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within 2 Business Days of its incurrence;

                  (viii) M-P Energy Partnership and M-P Oils, Ltd. may become and remain liable with respect to Indebtedness in an aggregate principal amount not to exceed $10,000,000, and the Company may become and remain liable with respect to Guarantees of such Indebtedness of M-P Energy Partnership or M-P Oils, Ltd. and of Indebtedness of Bi-State, Heritage Energy Resources L.L.C., or any other Subsidiaries of the Company, provided that the aggregate amount of all Guarantees permitted by this clause (viii) shall not exceed $10,000,000;

                  (ix) any Person that after the date of the Initial Closing becomes a Subsidiary of the Company may become and remain liable with respect to any Indebtedness to the extent such Indebtedness existed at the time such Person became a Subsidiary; provided that (a) immediately after giving effect to such Person becoming a Subsidiary of the Company, the Company could incur at least $1.00 of additional Indebtedness in compliance with clause (xiii) of this
Section 6B and (b) such Indebtedness was not incurred in anticipation of such Person becoming a Subsidiary of the Company;

                  (x) the Company and any of its Subsidiaries may become and remain liable with respect to Indebtedness owed to any person providing workers' compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Company or any of its Subsidiaries, pursuant to reimbursement or indemnification obligations to such person;

                  (xi) the Company and any of its Subsidiaries may become and remain liable with respect to Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business, and any extension, renewal or refinancing thereof to the extent not provided to secure the repayment of other Indebtedness and to the extent that the amount of refinancing Indebtedness is not greater than the amount of Indebtedness being refinanced;

                  (xii) the Company may become and remain liable with respect to Indebtedness incurred in respect of Capitalized Lease Obligations and Non-Compete Obligations; provided that the Lien in respect thereof is permitted by clause (viii) of Section 6C; and

                  (xiii) the Company and its Subsidiaries may become and remain liable with respect to the Notes and other Indebtedness, in addition to that otherwise permitted by the other clauses of this Section 6B, if on the date the Company or any of its Subsidiaries becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and to the substantially concurrent repayment of any other Indebtedness (a) the ratio of Consolidated EBITDA to Consolidated Debt Service is equal to or greater than
2.50 to 1.0, (b) the ratio of Consolidated EBITDA to Consolidated Pro Forma Maximum Debt Service is equal to or greater than 1.25 to 1.0 and (c) no Default or Event of Default shall exist.

         Section 6C. Liens. The Company will not, and will not permit any of its Subsidiaries to, create, assume, incur or suffer to exist any Lien upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of Section 5D), except:

                  (i) Liens existing on the date hereof on the property and assets of the Company or any of its Subsidiaries as described in Schedule 6C;

                  (ii) Liens for taxes, assessments or other governmental charges the payment of which is not yet due and payable or the validity of which is being contested in good faith in compliance with Section 5F;

                  (iii) attachment or judgment Liens not giving rise to an Event of Default and with respect to which the underlying action has been appealed or is being contested in good faith in compliance with Section 5F;

                  (iv) Liens of lessors, landlords, carriers, vendors, mechanics, materialmen, warehousemen, repairmen and other like Liens incurred in the ordinary course of business the payment of which is not yet due or which is being contested in good faith in compliance with Section 5F, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, provided that such Liens do not materially interfere with the conduct of the business of the Company and its Subsidiaries taken as a whole;

                  (v) Liens (other than any Lien imposed by ERISA) incurred and pledges and deposits made in the ordinary course of business (a) in connection with workers' compensation, unemployment insurance, old age pensions, retiree health benefits and other types of social security, or (b) to secure (or to obtain letters of credit that do not constitute Indebtedness and that secure) the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance bonds, contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money or the obtaining of advances or credit; provided that such Liens do not materially interfere with the conduct of the business of the Company and its Subsidiaries taken as a whole;

                  (vi) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

                  (vii) Liens existing on any property of a Person at the time such Person becomes a Subsidiary of the Company or existing at the time of acquisition upon any property acquired by the Company or any of its Subsidiaries at the time such property is so acquired, through purchase, merger or consolidation or otherwise (whether or not the Indebtedness secured thereby shall have been assumed); provided, however, that in the case of any such Lien
(1) such Lien shall at all times be confined solely to any such property and, if required by the terms of the instrument creating such Lien, other property which is an improvement to such acquired property, (2) such Lien was not created in anticipation of such transaction, and (3) the Indebtedness secured by such Lien shall be permitted under Section 6B;

                  (viii) Liens created after June 25, 1996 to secure all or any part of the purchase price, or to secure Indebtedness (other than Parity Debt) incurred or assumed to pay all or any part of the purchase price or cost of construction, of property acquired or constructed by the Company or any of its Subsidiaries or to secure obligations incurred in consideration of noncompete agreements ("Non-Compete Obligations") entered into in connection with any such acquisition, including an acquisition complying with clause (b)(y) of Section 6I; provided that (a) any such Lien shall be confined solely to the item or items of such property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument creating such Lien, other property (or improvement thereon) which is an improvement to such acquired or constructed property (and, in the case of any Lien securing Non-Compete Obligations, shall also be limited to (x) such item or items of property so acquired which are not included in the definition of Collateral and (y) such additional items of the property so acquired, having a total fair market value (as determined in good faith by the Board of Directors of the General Partner) for the sum of (x) and (y) that is not more than the amount of the Non-Compete Obligations so secured), (b) such items of property so acquired are not required to become part of the Collateral under the terms of the Security Documents, (c) any such Lien shall be created contemporaneously with, or within 180 days after the acquisition or construction of such property, (d) such Lien does not exceed an amount equal to 85% of the fair market value (100% in the case of Capitalized Lease Obligations and 35% in the case of Non-Compete Obligations) of such property (as determined in good faith by the Board of Directors of the General Partner) at the time of acquisition thereof and (e) after giving effect to such Lien no Default or Event of Default shall exist;

                  (ix) Liens on property or assets of any Subsidiary of the Company securing Indebtedness of such Subsidiary owing to the Company or a Wholly-Owned Subsidiary;

                  (x) leases or subleases of equipment to customers which do not materially interfere with the conduct of the business of the Company and its Subsidiaries taken as a whole;

                  (xi) easements, exceptions or reservations in any property of the Company or any Subsidiary granted or reserved for the purpose of pipelines, roads, the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which are incidental to, and do not materially interfere with, the ordinary conduct of the business of the Company or any of its Subsidiaries;

                  (xii) Liens (other than Liens securing Indebtedness) on the property or assets of any Subsidiary of the Company in favor of the Company or any other Wholly-Owned Subsidiary of the Company;

                  (xiii) Liens on the property or assets of Heritage Service Corp. securing Indebtedness permitted by clause (v) of Section 6B provided that
(i) such Liens shall at all times be confined to property or assets having an aggregate fair market value not exceeding $6,000,000 and (ii) as a result of any such Lien no Default or Event of Default shall exist;

                  (xiv) Liens created by any of the Security Documents securing
(a) Indebtedness evidenced by the 1996 Senior Secured Notes, the 1997 Senior Secured Notes, the Acquisition Facility or the Revolving Working Capital Facility and (b) the Notes and other Additional Parity Debt; and

                  (xv) any Lien renewing, extending or refunding any Lien permitted by this Section 6C, provided that (a) the principal amount of the Indebtedness secured by any such Lien shall not exceed the principal amount of such Indebtedness outstanding immediately prior to the renewal, extension or refunding of such Lien and (b) no assets encumbered by any such Lien other than the assets encumbered immediately prior to such renewal, extension or refunding shall be encumbered thereby.

         Notwithstanding the foregoing, the Company will not, and will not permit any of its Subsidiaries to, create, assume or incur any Lien upon or with respect to (a) any Subsidiary stock held by the Company or any Subsidiary of the Company, or (b) any of its proprietary software developed by or on behalf of the Company or its Affiliates necessary and useful for the conduct of the Business. No Lien permitted under this Section 6C shall result in over-collateralization except as required by conventional practice for specific types of borrowings.

         Section 6D. Priority Debt. The Company will not permit Priority Debt, at any time, to exceed the sum of (i) $15,000,000 plus (ii) 10% of the then Consolidated Tangible Net Worth of the Company and its Subsidiaries (but only to the extent such Consolidated Tangible Net Worth is positive). The provisions of this Section 6D are further limitations on Priority Debt that shall otherwise be permitted by Section 6A, 6B, or 6C.

         Section 6E. Loans, Advances, Investments and Contingent Liabilities. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, purchase or own any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, make or permit to remain outstanding any loan or advance to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations of any Person, or make any other Investment, except:

                  (i) the Company or any of its Subsidiaries may make and own Investments (w) consisting of Units issued for purposes of making acquisitions,
(x) arising out of loans and advances by the Company to any Wholly-Owned Subsidiary incurred in the ordinary course of the Company's business as conducted through its Subsidiaries or to employees incurred in the ordinary course of business and consisting of advances to pay reimbursable expenditures,
(y) arising out of extensions of trade credit or advances to third parties in the ordinary course of business and (z) acquired by reason of the exercise of customary creditors' rights upon default or pursuant to the bankruptcy, insolvency or reorganization of a debtor;

                  (ii) Guarantees that constitute Indebtedness to the extent permitted by Sections 6A and 6B and other Guarantees that are not Guarantees of Indebtedness and are undertaken in the ordinary course of business;

                  (iii) investment in (collectively, "Cash Equivalents")


                           (a) marketable obligations issued or unconditionally
                  guaranteed by the United States of America, or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing one year or less from the date of acquisition thereof,

                           (b) marketable direct obligations issued by any
                  state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having as at such date the highest rating obtainable from either Standard & Poor's Rating Services or Moody's Investors Service, Inc.,

                           (c) commercial paper maturing no more than 270 days
                  from the date of creation thereof and having as at the date of acquisition thereof one of the two highest ratings obtainable from either Standard & Poor's Rating Services or Moody's Investors Service, Inc.,

                           (d) certificates of deposit maturing one year or
                  less from the date of acquisition thereof (1) issued by commercial banks incorporated under the laws of the United States of America or any state thereof or the District of Columbia or Canada or issued by the United States branch of any commercial bank organized under the laws of any country in Western Europe or Japan, with capital and stockholders' equity of at least $500,000,000 (or the equivalent in the currency of such country), (A) the commercial paper or other short term unsecured debt obligations of which are as at such date rated either A-2 or better (or comparably if the rating system is changed) by Standard & Poor's Rating Services or Prime-2 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc. or (B) the long-term unsecured debt obligations of which are as at such date rated either A or better (or comparably if the rating system is changed) by Standard & Poor's Rating Services or A2 or better (or comparably if the rating system is changed) by Moody's Investors Service, Inc. ("Permitted Banks") or (2) issued by Bank of Oklahoma, National Association, in an aggregate amount for all such certificates of deposit issued by Bank of Oklahoma, National Association, not to exceed $1,000,000.

                           (e) Eurodollar time deposits having a maturity of
                  less than 270 days from the date of acquisition thereof purchased directly from any Permitted Bank,

                           (f) bankers' acceptances eligible for rediscount
                  under requirements of The Board of Governors of the Federal Reserve System and accepted by Permitted Banks, and

                           (g) obligations of the type described in clause (a),
                  (b), (c), (d) or (e) above purchased from a securities dealer designated as a "primary dealer" by the Federal Reserve Bank of New York or from a Permitted Bank as counterparty to a written repurchase agreement obligating such counterparty to repurchase such obligations not later than 14 days after the purchase thereof and which provides that the obligations which are the subject thereof are held for the benefit of the Company or any of its Subsidiaries by a custodian which is a Permitted Bank and which is not a counterparty to the repurchase agreement in question;

                  (iv) the Company or any of its Subsidiaries may acquire Capital Stock or other ownership interests of a Person (i) located in the United States of America or Canada, (ii) incorporated or otherwise formed pursuant to the laws of the United States of America or Canada or any state or province thereof or the District of Columbia and (iii) engaged in substantially the same business as the Company which Person at the time of such acquisition is, or as a result thereof becomes, a Subsidiary of the Company;

                  (v) the Company or any of its Subsidiaries may make and own Investments (in addition to Investments permitted by clauses (i), (ii), (iii), and (iv) of this Section 6E) in any Person incorporated or otherwise formed pursuant to the laws of the United States of America or Canada or any state or province thereof or the District of Columbia; provided, however, that (i) the sum of (a) the aggregate amount of all such Investments made by the Company and its Subsidiaries following the Initial Closing Date which are outstanding pursuant to this clause (v) plus (b) all other Investments held by the Company and its Subsidiaries which are outstanding as of the Initial Closing Date and listed on Schedule 6E shall not at any date of determination exceed 10% of Consolidated Net Tangible Assets (the "Investment Limit"); (ii) the representation in Section 8S shall be true and correct as of the date of determination; and (iii) the aggregate amount of all such Investments made by the Company and its Subsidiaries and outstanding pursuant to this clause (v) in Persons engaged in a business which is not substantially the same as a line of business described in Section 6H shall not at any date of determination exceed 2% of Consolidated Net Tangible Assets (provided that the aggregate amount of Investments permitted under this subclause (iii) shall not at any time exceed $12,500,000); and (iv) no Investment pursuant to this clause (v) may be made unless if after giving effect thereto no Default or Event of Default exists;

                  (vi) the Company may make and become liable with respect to any Interest Rate Agreements; and

                  (vii) any Subsidiary of the Company may make Investments in the Company or in a Wholly-Owned Subsidiary of the Company.

         Section 6F. Restricted Payments. The Company will not directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payment, except that the Company may declare or order, and make, pay or set apart, during each fiscal quarter a Restricted Payment if (i) such Restricted Payment, together with all other Restricted Payments during such fiscal quarter, do not in the aggregate exceed the amount of Available Cash with respect to the immediately preceding quarter, and (ii) no Default or Event of Default exists before or immediately after any such proposed action.

         Section 6G. Consolidation, Merger, Sale of Assets, etc. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly,

                  (i) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, except that:

                           (a) any Subsidiary of the Company may consolidate
                  with or merge into the Company or a Wholly-Owned Subsidiary of the Company if the Company or a Wholly-Owned Subsidiary of the Company, as the case may be, shall be the surviving Person; and

                           (b) any entity (other than a Subsidiary of the
                  Company) may consolidate with or merge into the Company or a Subsidiary if the Company or a Subsidiary of the Company, as the case may be, shall be the surviving Person and if, immediately after giving effect to such transaction, (I) the Company and its Subsidiaries (x) shall not have a Consolidated Net Worth, determined in accordance with GAAP applied on a basis consistent with the consolidated financial statements of the Company most recently delivered pursuant to
                  Section 5A, of less than the Consolidated Net Worth of the Company and its Subsidiaries immediately prior to the effectiveness of such transaction, satisfaction of this requirement to be set forth in reasonable detail in an Officer's Certificate delivered to each holder of a Note at the time of such transaction, and (y) could incur at least $1.00 of additional Indebtedness in compliance with Section 6A and clause (xiii) of Section 6B, (II) substantially all of the assets of the Company and its Subsidiaries, taken as a whole, shall be located and substantially all of their business shall be conducted within the continental United States of America or Canada, and (III) no Default or Event of Default shall exist and be continuing; and

                           (c) the Company may consolidate with or merge into
                  any other entity if (I) the surviving entity is a corporation or limited partnership organized and existing under the laws of the United States of America or any state thereof or the. District of Columbia, with substantially all of its properties located and its business conducted within the continental United States of America, (II) such corporation or limited partnership expressly and unconditionally assumes in writing the obligations of the Company under this Agreement, the Notes and the other Financing Documents and delivers to each holder of a Note at the time outstanding an opinion of counsel satisfactory to the Required Holders with respect to the due authorization and execution of the related agreement of assumption and the enforceability of such agreement against such corporation or partnership, (III) immediately after giving effect to such transaction, such corporation or limited partnership (x) shall not have a Consolidated Net Worth, determined in accordance with GAAP applied on a basis consistent with the consolidated financial statements of the Company most recently delivered pursuant to
                  Section 5A (or if no such financials have yet been delivered under Section 5A, consistent with the consolidated financial statements referred to in Section 8D), of less than the Consolidated Net Worth of the Company and its Subsidiaries immediately prior to the effectiveness of such transaction, satisfaction of this requirement to be set forth in reasonable detail in an Officer's Certificate delivered to each holder of a Note at the time of such transaction, and
                  (y) could incur at least $1.00 of additional Indebtedness in compliance with

                  Section 6A and clause (xiii) of Section 6B, and (IV) no Default or Event of Default shall exist and be continuing immediately before or after giving effect to such transaction; or

                  (ii) sell, lease, abandon or otherwise dispose of all or substantially all its assets, except that:

                           (a) any Subsidiary of the Company may sell, lease or
                  otherwise dispose of all or substantially all its assets to the Company or to a Wholly-Owned Subsidiary of the Company; and

                           (b) the Company may sell, lease or otherwise dispose
                  of all or substantially all its assets to any corporation or limited partnership into which the Company could be consolidated or merged in compliance with clause (i)(c) of this Section 6G, provided that each of the conditions set forth in such clause (i)(c) shall have been fulfilled; or

                  (iii) sell, lease, convey, abandon or otherwise dispose of (including, without limitation, in connection with a Sale and Lease-Back Transaction) any of its assets (except in a transaction permitted by clause
(i)(a), (i)(b), (i)(c), (ii)(a) or (ii)(b) of this Section 6G or sales of inventory in the ordinary course of business consistent with past practice) or issue or sell Capital Stock of any Subsidiary of the Company, whether in a single transaction or a series of related transactions (each of the foregoing nonexcepted transactions, an "Asset Sale"), unless:

                  (a) immediately after giving effect to such proposed disposition no Default or Event of Default shall exist and be continuing, satisfaction of this requirement to be set forth in reasonable detail in an Officer's Certificate delivered to each holder of a Note at the time of such transaction in the case of any Asset Sale involving assets that generate Consolidated EBITDA and involve consideration of $2,500,000 or more;

                  (b) such sale or other disposition is for cash consideration or for consideration consisting of not less than 75% cash and not more than 25% interest-bearing promissory notes; provided that the limitation described in this clause (b) shall not apply to any sale or other disposition generating less than $2,500,000 of Net Proceeds;

                  (c) one of the following two conditions must be satisfied:

                           (I) (x) the aggregate Net Proceeds of all assets so disposed of (whether or not leased back) over the immediately preceding 12-month period does not exceed $5,000,000 and (y) the aggregate Net Proceeds of all assets so disposed of (whether or not leased back) from the Initial Closing Date through the date of such disposition does not exceed $20,000,000; or

                           (II) in the event that such Net Proceeds (less the amount thereof previously applied in accordance with clause (x) of this clause (c)(II)) exceeds the limitations determined pursuant to clauses (x) and (y) of clause (c)(I) of this Section 6G (such excess amount being herein called "Excess Sale Proceeds"), the Company shall within 12 calendar months of the date on which such Net Proceeds exceeded any such limitation, cause an amount equal to such Excess Sale Proceeds to be applied (x) to the acquisition of assets in replacement of the assets so disposed of or of assets which may be productively used in the United States of America or Canada in the conduct of the Business, or (y) to the extent not applied pursuant to the immediately preceding clause (x), to offer to make prepayments on the Notes pursuant to Section 4C hereto and, allocated on the basis specified for such prepayments in the definition of Allocable Proceeds, to offer to repay other Parity Debt (other than Indebtedness under Section 6B(ii) or that by its terms does not permit such offer to be made); and

                  (d) such sale or other proposed disposition shall be for fair value and in the best interests of the Company, satisfaction of this requirement to be certified in an Officer's Certificate delivered to the Noteholders in the case of any Asset Sale involving assets that generate Consolidated EBITDA and involve consideration of $2,500,000 or more.

                  Notwithstanding the foregoing, Asset Sales shall not be deemed to include (1) any transfer of assets or issuance or sale of Capital Stock by the Company or any of its Subsidiaries to the Company or a Wholly-Owned Subsidiary of the Company, (2) any transfer of assets or issuance or sale of Capital Stock by the Company or any of its Subsidiaries to any Person in exchange for, or the Net Proceeds of which are applied within 12 months to the purchase of, other assets used in a line of business permitted under Section 6H and having fair value (as determined in good faith by the Board of Directors of the General Partner) not less than that of the assets so transferred or Capital Stock so issued or sold and (3) any transfer of assets pursuant to an Investment permitted by Section 6E.

         Section 6H. Business. The Company will not and will not permit any of its Subsidiaries to engage in any line of business if as a result thereof the Company and its Subsidiaries would not be principally and predominately engaged in the Business and related general and administrative operations, as more fully described in the Memorandum and subject in all respects to the provisions of clause (iii) of the proviso to Section 6E(v).

         Section 6I. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, engage in any transaction with any Affiliate unless (i) (a) such transaction is on fair and reasonable terms that are no less favorable to the Company or such Subsidiary, as the case may be, than those which would be obtained in an arm's-length transaction from a Person other than an Affiliate and (b)(x) such transaction is entered into in the ordinary course of business and pursuant to the reasonable requirements at the time of the Company's or such Subsidiary's operations, or (y) such transaction involves the acquisition by the Company from the General Partner of assets formerly owned by an entity, the Capital Stock of which was purchased by the General Partner or a Wholly-Owned Subsidiary of the General Partner, which acquisition is for a substantially equivalent value as the value of such purchase and is consummated within ten days after the consummation of such purchase, as long as such transaction otherwise would be permitted hereunder had the Company acquired such assets directly from such entity (including, for example, the acquisition by the Company from the General Partner of assets formerly owned by Kingston Propane, Inc.), (ii) such transaction is in connection with the incurrence of Indebtedness pursuant to Section 6B(viii), (iii) such transaction is in connection with the making of an Investment pursuant to Section 6E(i), (iv) such transaction is a Restricted Payment permitted by Section 6F, (v) such transaction involves performance under the Contribution Agreement dated as of June 28, 1996, among Heritage, the Company and the other signatories thereto (substantially in the form in effect on the Initial Closing Date), (vi) such transaction involves indemnification and contribution under Section 7.7 of the Partnership Agreement (as said section is in effect on the Initial Closing
Date), to the extent such indemnification or contribution arises from operations or activities in connection with the Business (including securities issuances in connection with funding the Business) or (vii) such transaction is a specific transaction described in the Registration Statement of the Master Partnership filed with the Commission on April 25, 1996, as amended.

         Section 6J. Subsidiary Stock and Indebtedness. (i) The Company will not permit any of its Subsidiaries directly or indirectly to issue or sell any Equity Interest of such Subsidiary of the Company to any Person other than the Company or a Wholly-Owned Subsidiary of the Company except (a) for the purpose of qualifying directors or (b) in satisfaction of pre-emptive rights of holders of minority interests which are triggered by an issuance of Equity Interests to the Company or a Subsidiary of the Company and permit such holders to maintain their pro rata interests.

                  (ii) The Company will not directly or indirectly sell, assign, pledge or otherwise dispose of any Equity Interest in or any Indebtedness of any of its Subsidiaries, and will not permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise dispose of any Equity Interest in or any Indebtedness of any other Subsidiary of the Company except to the Company or a Wholly-Owned Subsidiary of the Company, unless (a) simultaneously with such sale, transfer or disposition, all of the Equity Interests (other than an Equity Interest representing less than 2% of the outstanding Equity Interests of all classes of such Subsidiary taken together, provided that such Equity Interest is considered an Investment pursuant to Section 6E(v) and is permitted thereunder) or Indebtedness of such Subsidiary owned by the Company and its Subsidiaries is sold, transferred or disposed of as an entirety, (b) the Board of Directors of the General Partner shall have determined, as evidenced by a resolution thereof, that the proposed sale, transfer or disposition of such Equity Interests or Indebtedness is in the best interests of the Company, (c) such Equity Interests or Indebtedness are sold, transferred or otherwise disposed of for cash or Cash Equivalents or other assets used in a line of business permitted by Section 6H and having a fair market value (as determined in good faith by the Board of Directors of the General Partner) not less than that of the Equity Interests or Indebtedness so transferred, to a Person upon terms deemed by the Board of Directors of the General Partner to be acceptable, (d) the Subsidiary being sold, transferred or otherwise disposed of shall not have any continuing investment in the Company or any Subsidiary of the Company not being so sold, transferred or disposed and (e) such sale, transfer or disposition is permitted by Section 6G.

         Section 6K. Payment of Dividends by Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, be subject to or enter into any agreement which restricts the ability of any Subsidiary of the Company to declare or pay any dividend to the Company, to make any distribution on any Equity Interest of such Subsidiary to the Company, or to lend money to the Company.

         Section 6L. Sales of Receivables. The Company will not, and will not permit any of its Subsidiaries to, discount, pledge, sell (with or without recourse), or otherwise sell for less than face value thereof any of its accounts or notes receivable, except for sales of receivables (i) without recourse which are seriously past due and which have been substantially written off as uncollectible or collectible only after extended delays, or (ii) made in connection with the sale of a business but only with respect to the receivables directly generated by the business so sold.

         Section 6M. Material Agreements; Tax Status. The Company will not:

                  (i) amend or directly or indirectly modify in any manner the definitions of "Lenders' Portion" or "Designated Net Proceeds" of the Credit Agreement or any similar provisions of any agreement applicable to any extensions, renewals or refundings thereof as Parity Debt under the provisions of paragraph 6B(ii) or 6B(iii);

                  (ii) amend or modify in any manner adverse to the holders of the Notes, or grant any waiver or release under (if such action shall be adverse to the holders of the Notes), any Partnership Document, any notes evidencing Parity Debt or any agreement relating to Parity Debt or terminate in any manner any Partnership Document, it being understood, without limitation, that no modification that reduces principal, interest or fees, premiums, make-wholes or penalty charges, or extends any scheduled or mandatory payment, prepayment or redemption of principal or interest, or makes less restrictive any agreement or releases away any security, or waives any condition precedent or default shall be adverse to the holders of the Notes for purposes of this Agreement; or

                  (iii) permit the Master Partnership or the Company to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes.

SECTION 7.     EVENTS OF DEFAULT.

         Section 7A. Acceleration. If any of the following conditions or events ("Events of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                  (i) the Company defaults in the payment of any principal of, or Premium, if any, on any Note when the same becomes due and payable, either by the terms thereof or otherwise as herein provided; or

                  (ii) the Company defaults in the payment of any interest on any Note for more than 5 days after the same becomes due and payable; or

                  (iii) the Company or any Subsidiary of the Company (whether as primary obligor or as guarantor or other surety) defaults in any payment of principal of or interest on any Parity Debt or any other Indebtedness other than the Notes (including without limitation any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit), beyond any period of grace provided with respect thereto, or the Company or any Subsidiary of the Company fails to perform or observe any other agreement or term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee on behalf of such holder or holders) to cause, such obligation to become due or to be repurchased prior to any stated maturity, provided that the aggregate amount of all Indebtedness as to which such a default (payment or other) shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Company or any Subsidiary of the Company) shall occur and be continuing exceeds $5,000,000; provided, further, that no waiver, modification or amendment relating to any such a default (payment or other) or such a failure or other event with respect to any Parity Debt or agreement or instrument relating to any Parity Debt shall be effective for purposes of this clause (iii) if any consideration (other than the payment of reasonable attorney's fees) is given, directly or indirectly, by the Company or any of its Subsidiaries or Affiliates in respect thereof, unless substantially the same consideration is given to the holders of the Notes; or

                  (iv) any representation or warranty made in any writing by or on behalf of the Company or the General Partner in this Agreement, any other Financing Document or the Parity Debt Designation or any instrument furnished pursuant to this Agreement shall prove to have been false or incorrect in any material respect on the date as of which made; or

                  (v) the Company fails to perform, observe or comply with any agreement contained in Section 6 or Section 5A(v); or

                  (vi) the Company fails to perform or observe any other agreement, term or condition contained in this Agreement or the other Financing Documents and such failure shall not be remedied within 30 days after any Responsible Officer obtains actual knowledge or notice thereof; or

                  (vii) the General Partner, the Company or any Significant Subsidiary Group makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                  (viii) any decree or order for relief in respect of the General Partner, the Company or any Significant Subsidiary Group is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction; or

                  (ix) the General Partner, the Company or any Significant Subsidiary Group petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the General Partner, the Company or any Significant Subsidiary Group, or of any substantial part of the assets of the General Partner, the Company or any Significant Subsidiary Group, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of the General Partner, the Company or any Significant Subsidiary Group) relating to the General Partner, the Company or any Significant Subsidiary Group under the Bankruptcy Law of any other jurisdiction; or

                  (x) any such petition or application is filed, or any such proceedings are commenced, against the General Partner, the Company or any Significant Subsidiary Group and the General Partner, the Company or any Significant Subsidiary Group by any act indicates its approval thereof, consents thereto or acquiescences therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                  (xi) a judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate (except to the extent covered by insurance as to which the insurer has acknowledged in writing its obligation to cover in full) shall be rendered against the Company or any Subsidiary of the Company and either (i) enforcement proceedings have been commenced by any creditor upon such judgment or order or (ii) within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged; or

                  (xii) any order, judgment or decree is entered in any proceedings against the General Partner, the Company or any Significant Subsidiary Group decreeing the dissolution of the General Partner, the Company or any Significant Subsidiary Group and such order, judgment or decree remains unstayed and in effect for more than 30 days or any other event occurs that results in the termination, dissolution or winding up of the Company, subject to Section 6G, the General Partner or any Significant Subsidiary Group; or

                  (xiii) any order, judgment or decree is entered in any proceedings against the Company or any of its Subsidiaries decreeing a split-up of the Company or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Subsidiary of the Company whose assets represent a substantial part of the consolidated assets of the Company and its Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of assets, or stock of a Subsidiary of the Company, which shall have contributed a substantial part of the Consolidated Net Income of the Company and its Subsidiaries for any of the three fiscal years then most recently ended, and such order, judgment or decree shall not be dismissed or execution thereon stayed pending appeal or review within 45 days after entry thereof, or in the event of such a stay, such order, judgment or decree shall not be dismissed within 45 days after such stay expires; or

                  (xiv) any of the Security Documents shall at any time, for any reason cease to be in full force and effect or shall fail to constitute a valid, perfected first priority Lien with respect to the Collateral, subject to Liens permitted by the Security Agreement, or shall be declared to be null and void in whole or in any material respect (i.e., relating to the validity or priority of the Liens created by the Security Documents or the remedies available thereunder) by the judgment of any court or other Governmental Authority having jurisdiction in respect thereof, or if the validity or the enforceability of any of the Security Documents shall be contested by or on behalf of the Company, or the Company shall renounce any of the Security Documents, or deny that it is bound by the terms of any of the Security Documents; or

                  (xv) any of the events described in clauses (a), (b), (c) or
(d) shall occur: (a) the General Partner shall be engaged in any business or activities other than those permitted by the Partnership Agreement as in effect from time to time and in accordance with Section 6H, or (b) Heritage or U.S. Propane ceases to be the sole general partner of the Company or the Master Partnership, or (c) the Specified Entities shall own, directly or indirectly through Wholly-Owned Subsidiaries, in the aggregate less than 51% of the Capital Stock of the General Partner, or (d) either Designated Current Manager shall, at any time during the Lock-up Period applicable to such Designated Current Manager, own, directly or indirectly, less than 50% of the Common Units of the Master Partnership owned, directly or indirectly, by such Designated Current Manager immediately after giving effect to the Proposed Reorganization; or

                  (xvi) an ERISA Event shall have occurred that, when taken together with all other such ERISA Events that have occurred, could reasonably be expected to result in liability of the Company and its ERISA Affiliates in an aggregate amount exceeding $2,000,000; or

                  (xvii) an event of default under any of the Security Documents has occurred and is continuing.

                  Then (a) if such event is an Event of Default specified in clause (i) or (ii) of this Section 7A, the holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to such Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause (viii), (ix) or (x) of this Section 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each such Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (c) if such event is not an Event of Default specified in clause (i), (ii), (viii), (ix) or (x) of this
Section 7A with respect to the Company, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

         The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of the Yield-Maintenance Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default is intended to provide prepaid compensation for the deprivation of such right under such circumstances.

         Section 7B. Rescission of Acceleration. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to
Section 7A, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and Premium, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Premium at the rate specified in the Notes,
(ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to Section 11C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

         Section 7C. Notice of Acceleration or Rescission. Whenever any Note shall be declared immediately due and payable pursuant to Section 7A or any such declaration shall be rescinded and annulled pursuant to Section 7B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

         Section 7D. Other Remedies. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

SECTION 8.     REPRESENTATIONS, COVENANTS AND WARRANTIES.

         The Company represents, covenants and warrants as follows:

         Section 8A. Organization. The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite partnership power and authority to own and operate its properties, to conduct its business, to enter into this Agreement, the other Financing Documents and the Parity Debt Designation, to issue and sell the Notes, and to carry out the terms of this Agreement, the Notes and the other Financing Documents. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of its state of organization and has all requisite power and authority to own and operate its properties (including without limitation the assets owned and operated by it).

         Section 8B. Partnership Interests. The sole general partner of the Company is Heritage (or, if applicable, U.S. Propane), which owns a 1.0101% general partner interest in the Company. The only limited partner of the Company is the Master Partnership, which owns a 98.9899% limited partner interest in the Company and the Company does not have any partners other than Heritage (or, if applicable, U.S. Propane) and the Master Partnership. The Company does not have any Subsidiary other than the Subsidiaries of the Company as set forth on Schedule 8B or any Investments in any Person (other than as set forth on Schedule 6E or 8B or Investments of the types described in Section 6E(i), (iii) or (vi)).

         Section 8C. Qualification. The Company is duly qualified or registered and is in good standing as a foreign limited partnership for the transaction of business, and each of the Subsidiaries of the Company is duly qualified or registered and is in good standing as a foreign corporation, limited liability company or partnership, as the case may be, for the transaction of business, in the states and to the extent listed in Schedule 8C, and, except as reflected on
Schedule 8C, there are no other jurisdictions in which the nature of their respective activities or the character of the properties they own, lease or use makes such qualification or registration necessary and in which the failure so to qualify or to be so registered would have a Material Adverse Effect. The Company has taken all necessary partnership action to authorize the execution, delivery and performance by it of this Agreement, the other Financing Documents, the Parity Debt Designation and the Notes. At or prior to the Initial Closing, the Company will have duly executed and delivered each of this Agreement and the Series A-F Notes. At or prior to each Supplemental Closing the Company shall have duly executed and delivered each of the applicable Supplemental Note Purchase Agreement and the Series of Notes to be issued and sold pursuant thereto. This Agreement, said Supplemental Note Purchase Agreements and said Series A-F Notes and Subsequent Notes will constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 8D. Business; Financial Statements.

                  (a) Business. The Memorandum generally sets forth the business conducted by the Company and its Subsidiaries at the date hereof.

                  (b) Financial Statements.

         (i) The Annual Reports as Form 10-K of the Master Partnership for the fiscal years ended August 31, 1998 and August 31, 1999 have been prepared in compliance with the requirements therefor and filed with the Commission and present a true and fair view of the state of affairs of the Master Partnership as at such dates and, with respect to the profit and cash flows of the Master Partnership and its Subsidiaries, for the twelve month periods then ended. The Consolidated Net Income of the Company and its Subsidiaries accounted for at least 95% of the net income of the Master Partnership for each such fiscal year;

         (ii) Since August 31, 1999 there has been no change in the financial condition of the Company and its Subsidiaries, as shown on the Annual Report on Form 10-K with respect to the fiscal year ended on such date, except changes which are described in the Memorandum or which, individually or in the aggregate, would reasonably be expected not to have a Material Adverse Effect.

         Section 8E. Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries of the Company, or any properties or rights of the Company or any of the Subsidiaries of the Company, by or before any court, arbitrator or administrative or governmental body (i) which questions the validity or enforceability of this Agreement, any other Financing Document, the Partnership Agreement, the Parity Debt Designation or the Notes or any action to be taken pursuant to this Agreement, any other Financing Document, the Partnership Agreement, the Parity Debt Designation or the Notes or (ii) which could reasonably be expected to result in a Material Adverse Effect.

         Section 8F. Changes. Except as contemplated by this Agreement or the Notes or as described in the Memorandum, since August 31, 1999 (i) the Company has not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transaction, in each case other than in the ordinary course of business, and (ii) there has not been any material adverse change in or effect on the business, assets, financial condition or prospects of the Company.

         Section 8G. Outstanding Indebtedness. Other than the Indebtedness represented by the Notes, neither the Company nor any of the Subsidiaries of the Company as set forth on Schedule 8B has outstanding any Indebtedness except as set forth on Schedule 8G and any such Indebtedness which is indicated in
Schedule 8G to be paid in full on the Initial Closing Date will be paid in full at the time of the Initial Closing. There exists no default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto. No instrument or agreement to which the Company or any of the Subsidiaries of the Company is a party or by which the Company, any such Subsidiary, or their respective properties is bound (other than this Agreement and other than as indicated in Schedule 8G) will contain any restriction on the incurrence by the Company or any of the Subsidiaries of the Company of additional Indebtedness.

         Section 8H. Title to Properties. (i) Except as set forth on Schedule 8H, each of the Company and the Subsidiaries of the Company will at the Initial Closing be in possession of, and operating in compliance with, all franchises, grants, authorizations, approvals, licenses, permits, easements, rights-of-way, consents, certificates and orders (collectively, the "Permits") required (a) to own, lease or use its properties and (b) considering all such Permits in the possession of, and complied with by, the Company and its Subsidiaries taken together, to permit the conduct of the Business as now conducted and proposed to be conducted, except for those Permits (x) which are routine and administrative in nature and are expected in the reasonable judgment of the Company to be obtained or given in the ordinary course of business after the Initial Closing, and (y) which, if not obtained or given, would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect.

                  (ii) Except as set forth on Schedule 8H, on the Initial Closing Date, the Company and the Subsidiaries of the Company will have, (i) good and marketable title to, or valid leasehold interests in, all of their respective assets constituting real property except for defects in, or lack of recorded title and exceptions to leasehold interests that either alone or in the aggregate could not reasonably be expected to result in a Material Adverse Effect, and (ii) good and sufficient title to, or valid rights to use, all of their respective assets constituting personal property reasonably necessary for the operation of such personal property as it is used on the date hereof and proposed to be used in the Business, in each case subject to no Liens except such as are permitted by Section 6C and Liens, if any, which will be discharged at the Initial Closing. The assets owned by the Company and the Subsidiaries of the Company are all of the assets and properties reasonably necessary to enable the Company and its Subsidiaries to conduct the Business. Subject to such exceptions as would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect (A) on the date hereof the Company and the Subsidiaries of the Company enjoy peaceful and undisturbed possession under all leases and subleases necessary in any material respect for the conduct of the Business, and (B) all such leases and subleases are valid and subsisting and are in full force and effect. None of the properties or assets of the Company or any Subsidiaries of the Company is subject to any Lien other than Liens permitted hereunder.

         Section 8I. Taxes. On the Initial Closing Date, each of the Company and its Subsidiaries will have filed all federal, state and other income tax returns which, to the knowledge of the Company, are required to be filed or will have properly filed for extensions of time for the filing thereof, and will have paid all taxes, assessments and other governmental charges levied upon it or any of its properties, assets, income or franchises as shown to be due on such returns, except those which are not past due or are being contested in good faith in compliance with Section 5F. The Company is a limited partnership not subject to taxation with respect to its income or gross receipts under applicable state laws and is treated as a pass-through entity for U.S. federal income tax purposes.

         Section 8J. Compliance with Other Instruments, etc.; Solvency. (i) On the Initial Closing Date, neither the Company nor any of the Subsidiaries of the Company will be in violation of (a) any provision of its certificate or articles of incorporation or other constitutive documents or its by-laws, (b) any provision of any agreement or instrument to which it is a party or by which any of its properties is bound or (c) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority except (in the case of clauses (b) and (c) above only) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect.

         (ii) The execution, delivery and performance of this Agreement and the Notes and the Parity Debt Designation will not violate (a) any provision of the Partnership Agreement or other constitutive documents or by-laws of the Company or any of the Subsidiaries of the Company, (b) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (c) any provision of any agreement or instrument to which the Company or any of the Subsidiaries of the Company is a party or by which any of its properties is bound.

         (iii) Upon giving effect to the issuance of the Series A-F Notes on the Initial Closing Date and to the application of the proceeds thereof as contemplated herein, no Note shall be "in default," as that term is used in section 1405(a)(2) of the New York Insurance Law. The Company is a "solvent institution," as that term is used in section 1405 of the New York Insurance Law, whose "obligations are not in default as to principal or interest," as those terms are used in said section 1405(c).

         Section 8K. Governmental Consent. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Agreement or the Notes, or the Parity Debt Designation or for the valid offer, issue, sale, delivery and performance of the Notes pursuant to this Agreement.

         Section 8L. Offering of Notes. Neither the Company nor any of its respective Affiliates nor any agent acting on behalf of any of the foregoing has, directly or indirectly, offered the Notes or any part thereof or any similar security of the Company for sale to, or solicited any offers to buy any of the same from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers and not more than 30 other institutional investors, and neither the Company nor anyone acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or "blue sky" laws of any applicable jurisdiction.

         Section 8M. Use of Proceeds. The net proceeds of the sale of the Notes will be used (w) to fund the U.S. Propane Acquisition, (x) to refinance certain Indebtedness of the Company under the Credit Agreement, (y) to pay costs incurred in connection with the U.S. Propane Acquisition and the issuance of the Series A-F Notes; and (z) to provide funds for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock (as defined in Section 8R hereof) or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock. Neither the Company nor anyone acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

         Section 8N. ERISA. Each of the Company and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation date applicable thereto, exceed by more than $5,000,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation dates applicable thereto, exceed by more than $2,000,000 the fair market value of the assets of all such underfunded Plans.

         Section 8O. Environmental Compliance. (i) Except where the failure to be in compliance could not present a reasonable likelihood of having a Material Adverse Effect, as at the Initial Closing Date the Company and each Subsidiary of the Company will be in compliance with all Environmental Laws applicable to it and to the Business or its assets. At the Initial Closing the Company and each Subsidiary of the Company will be in compliance with all franchises, grants, authorizations, permits, licenses, and approvals required under Environmental Laws, except for any non-compliance or failure to obtain such Permits which could not reasonably be expected to have a Material Adverse Effect. The Company has submitted timely and complete applications to renew any expired or expiring Permits required pursuant to any Environmental Law, except for any non-compliance or failure to obtain such Permits which could not reasonably be expected to have a Material Adverse Effect. All reports, documents, or other submissions required by Environmental Laws to be submitted by the Company to any Governmental Authority or Person have been filed by the Company, except where the failure to do so would not present a reasonable likelihood of having a Material Adverse Effect.

         (ii) (a) There is no Hazardous Substance present at any of the real property currently owned or leased by the Company, any of its Subsidiaries or Heritage except to the extent that such presence could not reasonably be expected to have a Material Adverse Effect, and (b) to the knowledge of the Company, any of its Subsidiaries or Heritage, there was no Hazardous Substance present at any of the real property formerly owned or leased by the Company, any of its Subsidiaries or Heritage during the period of ownership or leasing by the Company, any of its Subsidiaries or Heritage except to the extent that such presence could not be reasonably expected to have a Material Adverse Effect; and with respect to such real property and subject to the same knowledge and temporal qualifiers concerning Hazardous Substances with respect to formerly owned or leased real properties, there has not occurred (x) any release, or to the knowledge of the Company, any of its Subsidiaries or Heritage, threatened release of a Hazardous Substance, or (y) any discharge or, to the knowledge of the Company, any of its Subsidiaries or Heritage, threatened discharge of any Hazardous Substance into the ground, surface or navigable waters which discharge or threatened discharge violates any federal, state, local or foreign laws, rules or regulations concerning water pollution, except to the extent that such release or discharge could not reasonably be expected to have a Material Adverse Effect.

         (iii) None of the Company, any of its Subsidiaries or Heritage has disposed of, transported, or arranged for the transportation or disposal of any Hazardous Substance where such disposal, transportation, or arrangement would give rise to liability pursuant to CERCLA or any analogous state statute other than any such liabilities that could not reasonably be expected to have a Material Adverse Effect.

         (iv) As of the date hereof: (a) no Lien has been asserted by any Governmental Authority or person resulting from the use, spill, discharge, removal, or remediation of any Hazardous Substance with respect to any real property currently owned or leased by the Company, any of its Subsidiaries or Heritage, and (b) to the knowledge of the Company, any of its Subsidiaries or Heritage, no such Lien was asserted with respect to any of the real property formerly owned or leased by Heritage during the period of ownership or leasing of the real property by such Person.

         (v) (a) There are no underground storage tanks, asbestos-containing materials, polychlorinated biphenyls, or urea formaldehyde insulation at any of the real property currently owned or leased by the Company, any of its Subsidiaries or Heritage in violation of any Environmental Law, and (b) to the knowledge of the Company, any of its Subsidiaries or Heritage, there were no underground storage tanks, asbestos-containing materials, polychlorinated biphenyls, or urea formaldehyde insulation at any of the real property formerly owned or leased by Heritage in violation of any Environmental Law during the period of ownership or leasing of such real property by such Person.

         (vi) As of the date hereof, any propane is stored, used and handled by the Company and the Subsidiaries of the Company in compliance with all applicable Environmental Laws except for any storage, use or handling of propane that could not reasonably be expected to have a Material Adverse Effect.

         Section 8P. Pre-emptive Rights. There are no pre-emptive rights to which a holder of a minority interest in any Subsidiary of the Company is entitled.

         Section 8Q. Disclosure. This Agreement, the Notes, the Memorandum and any other document, certificate or statement furnished to any Purchaser by or on behalf of the Company or any of its Subsidiaries or Affiliates, in connection herewith, taken together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Company which has or in the future could reasonably be expected to have (so far as the Company can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to each Purchaser by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

         Section 8R. Federal Reserve Regulations. None of the Company, or any Subsidiary of the Company will, directly or indirectly, use any of the proceeds of the sale of the Notes for the purpose, whether immediate, incidental or ultimate, of buying a "margin stock" or of maintaining, reducing or retiring any indebtedness originally incurred to purchase a stock that is currently a "margin stock," in each case within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. 207, as amended), or otherwise take or permit to be taken any action which would involve a violation of Regulation X (12 C.F.R. 224, as amended) or any other applicable regulation of such Board. No indebtedness being retired, directly or indirectly, out of the proceeds of the sale of the Notes was incurred for the purpose of purchasing or carrying any stock which is currently a "margin stock," and the Company does not own or have any present intention of acquiring any amount of such "margin stock."

         Section 8S. Investment Company Act. None of the Company or any Subsidiary of the Company is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 8T. Public Utility Holding Company Act. Each of the Company and each Subsidiary of the Company is exempt from all of the provisions of the Public Utility Holding Company Act of 1935, as amended (the "PUHCA") and the rules thereunder other than Section 9(a)(2) thereof based upon a no-action letter from the Commission dated June 19, 1996.

         Section 8U. Intercreditor Agreement and Security Agreement. The Intercreditor Agreement is, to the best knowledge of the Company, in full force and effect. The Security Agreement is in full force and effect. Prior to the date hereof neither the Security Agreement nor, to the best knowledge of the Company, except for the Amendment Agreement to the Intercreditor Agreement dated as of October 15, 1999, the Intercreditor Agreement has been amended or supplemented. The Company has delivered to the Collateral Agent such Certificate and Stock Powers and such Financing Statements under the Uniform Commercial Code of such jurisdictions as are necessary to perfect the Liens created by the Security Agreement. The Financing Statements have been filed in all of such necessary jurisdictions to perfect the assignment of the security interest purported to be created by the Security Agreement.

         Section 8V. Certain Representations of Company and General Partner. The representations and warranties of the Company and the General Partner contained in the Financing Documents (other than this Agreement) and those otherwise made in writing by or on behalf of the Company or the General Partner pursuant to such Financing Documents were true and correct when made and shall continue to be true and correct (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

         Section 8W. Labor Matters. Except as set forth in Schedule 8W, (i) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other contracts with a labor union or labor organization; and (ii) to the knowledge of the Company, there is no (1) unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or threatened against the Company or its Subsidiaries, which, in the aggregate, could reasonably be expected to have a Material Adverse Effect, (2) activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any of its Subsidiaries, (3) lockout, strike, slowdown, work stoppage or threat thereof by or with respect to any such employees or (4) material dispute, grievance or litigation relating to labor matters involving any employee. Each of the Company and its Subsidiaries is in compliance with all Applicable Laws regarding employment, employment practices, terms and conditions of employment and wages, except for such noncompliance which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 9.     REPRESENTATIONS OF EACH PURCHASER.

         Each Purchaser severally and not jointly represents as follows:

         Section 9A. Nature of Purchase. Such Purchaser is not acquiring the Notes to be purchased by it hereunder with a view to or for sale in connection with a distribution of the Notes within the meaning of the Securities Act, provided that the disposition of such Purchaser's property shall at all times be and remain within its control.

         Section 9B. Source of Funds. At least one of the following statements is an accurate representation as to the source of funds (the "Source") to be used by such Purchaser to pay the purchase price of the Notes purchased by such Purchaser hereunder:

                  (i) the Source is a general account of an insurance company, and the amount of the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plans (as defined by Section 3(3) of ERISA) together with the amount of the reserves and liabilities (as defined by the NAIC Annual Statement) for the general account contract(s) held by or on behalf of any other such employee benefit plans maintained by the same employer (or affiliate thereof as defined in United States Department of Labor's Prohibited Transaction Class Exemption ("PTCE") 95-60) or by the same employee organization do not exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company. For purposes of the percentage limitation above, the amount of reserves and liabilities for the general account contract(s) held by or on behalf of an employee benefit plan shall be determined before reduction for credits on account of any reinsurance ceded on a coinsurance basis; or

                  (ii) the Source is either (a) an insurance company pooled separate account, within the meaning of PTCE 90-1 (issued January 29, 1990), or
(b) a bank collective investment fund, within the meaning of PTCE 91-38 (issued July 12, 1991) and, except as disclosed on a list that has been provided by such Purchaser to the Company, no employee benefit plan or group of plans maintained by the same employer or employee organization participates to the extent of 10% or more of all assets allocated to such pooled separate account or collective investment fund; or

                  (iii) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTCE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed on
Schedule 9B hereto; or

                  (iv) the Source is a governmental plan; or

                  (v) the Source is one or more employee benefit plans or a separate account, trust fund or other entity the assets of which consist of "plan assets" of any employee benefit plans or plans as defined in Department of Labor regulation Section 2510.3-101, and each such employee benefit plan or plan has been disclosed on Schedule 9B hereto; or

                  (vi) the Source does not include assets of any employee benefit plan (other than a plan exempt from the coverage of ERISA) or plan or any other entity the assets of which consist of "plan assets" of employee benefit plans or plans as defined in Department of Labor regulation Section 2510.3-101; or

                  (vii) the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable or credited to any employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account.

As used in this Section 9B, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA, and the term "plan" has the meaning assigned thereto in Section 4975(e)(1) of the Code.

         Section 9C. Status of Purchaser. By its execution of this Agreement, each Purchaser severally represents that it is an "accredited investor" by reason of the provisions of clause (1), (3) or (7) of the definition of that term in Regulation D under the Securities Act.

         Section 9D. Representations of Each Purchaser to Each Other Purchaser. By its execution of this Agreement, each Purchaser severally represents and acknowledges to each other Purchaser that it has, independently and without reliance upon any other Purchaser and based on the financial statements referred to in Section 8D, the Memorandum and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Purchaser also severally represents and acknowledges to each other Purchaser that it will, independently and without reliance upon any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this

Agreement. The provisions of this Section 9D are for the sole benefit of the Purchasers and are not intended to benefit or to confer any right upon the Company or any other Person.

SECTION 10.    DEFINITIONS.

         For the purpose of this Agreement, the terms defined in the introductory sentence and in Sections 1 and 2 shall have the respective meanings specified therein, and the following terms shall have the meanings specified with respect thereto below:

         Section 10A. Yield-Maintenance Terms.

         "Called Principal" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 4B or 4C or is declared to be immediately due and payable pursuant to Section 7A, as the context requires.

         "Discounted Value" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "Reinvestment Yield" shall mean, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the third Business Day next preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX1" on the Bloomberg Financial Markets Service (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities if no maturity corresponds to the applicable Remaining Average Life).

         "Remaining Average Life" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "Remaining Scheduled Payments" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

         "Settlement Date" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 4B or 4C or is declared to be immediately due and payable pursuant to
Section 7A, as the context requires.

         "Yield-Maintenance Amount" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

         Section 10B. Other Terms.

         "Accepting Holders" shall have the meaning specified in Section
4D(iii).

         "Acquired Debt" shall mean with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person and (ii) Indebtedness encumbering any asset acquired by such specified Person.

         "Acquisition Facility" shall mean the acquisition revolving credit facility of the Company provided for in the Credit Agreement for the purpose of financing acquisitions and improvements and repairs in the aggregate principal amount not to exceed $50,000,000.

         "Additional Parity Debt" shall mean Indebtedness of the Company incurred in accordance with Section 6A and clause (xiii) of Section 6B to fund acquisitions or provide working capital, provided that the covenants imposed on the Company therein or in any agreement or instrument relating thereto are no more restrictive than the covenants imposed on the Company herein, and provided, further, that no such Indebtedness shall be deemed Additional Parity Debt unless immediately before and after giving effect to the incurrence thereof no Default or Event of Default shall have occurred and be continuing.

         "Adjusted Consolidated EBITDA" shall mean, as of any date of determination for any applicable period, Consolidated EBITDA calculated

                  (x) with respect to the consolidated group comprised of the General Partner, the Master Partnership and the Company and its Subsidiaries (rather than with respect to the consolidated group comprised of the Company and its Subsidiaries), and

                  (y) as if the terms 'Consolidated Non-Cash Charges', 'Consolidated Net Income', 'Consolidated Interest Expense', 'Consolidated Income Tax Expense', 'Asset Sale', and 'Asset Acquisition', were calculated with respect to the consolidated group comprised of the General Partner, the Master Partnership and the Company and its Subsidiaries (rather than with respect to the consolidated group comprised of the Company and its Subsidiaries).

         "Adjusted Consolidated Funded Indebtedness" shall mean Consolidated Funded Indebtedness calculated with respect to the consolidated group comprised of the General Partner, the Master Partnership and the Company and its Subsidiaries (rather than with respect to the consolidated group comprised of the Company and its Subsidiaries).

         "Administrative Agent" shall mean Bank of Oklahoma, National Association (as successor to The First National Bank of Boston), as administrative agent under the Credit Agreement, together with its successors as such Administrative Agent.

         "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person, except a Subsidiary of such Person. A Person shall be deemed to control a corporation if such Person (i) possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise or (ii) owns at least 5% of the Voting Stock of a corporation. As applied to the Company, "Affiliate" includes without limitation the General Partner and the Master Partnership.

         "Agreement" shall have the meaning set forth in Section 11C.

         "Allocable Proceeds" shall mean, with respect to Excess Sale Proceeds or Excess Taking Proceeds, as the case may be, to be applied on any date pursuant to Sections 4C and 4D, the principal amount thereof available to prepay the Notes determined by allocating such Excess Sale Proceeds or Excess Taking Proceeds, as the case may be, pro rata among the holders of all Notes and other Parity Debt (other than Indebtedness permitted by Section 6(B)(ii)), if any, according to the aggregate principal amounts of the Notes and such other Parity Debt outstanding on the date the applicable prepayment is to be made in accordance with Sections 4C and 4D.

         "Asset Acquisition" shall mean (a) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company or shall be merged with or into the Company or any Subsidiary of the Company, (b) the acquisition by the Company or any Subsidiary of the Company of the assets of any Person which constitute all or substantially all of the assets of such Person or (c) the acquisition by the Company or any Subsidiary of the Company of any division or line of business of any Person (other than a Subsidiary of the Company).

         "Asset Sale" shall have the meaning specified in Section 6G(iii).

         "Attributable Debt" shall mean, with respect to any Sale and Lease-Back Transaction not involving a Capitalized Lease Obligation, as of any date of determination, the total obligation

(discounted to present value at the rate of interest implicit in the lease included in such transaction) of the lessee for rental payments (other than accounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items which do not constitute payments for property rights) during the remaining portion of the term (including extensions which are at the sole option of the lessor) of the lease included in such transaction (in the case of any lease which is terminable by the lessee upon the payment of a penalty, such rental obligation shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated).

         "Available Cash" shall mean, with respect to any fiscal quarter of the
Company: (1) the sum of (a) all cash and cash equivalents of the Company and its Subsidiaries on hand at the end of such quarter and (b) all additional cash and cash equivalents of the Company and its Subsidiaries on hand on the date of determination of Available Cash with respect to such quarter resulting from borrowings for working capital purposes made subsequent to the end of such quarter, less (2) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (a) provide for the proper conduct of the business of the Company and its Subsidiaries (including reserves for future capital expenditures) subsequent to such quarter, (b) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Company or any Subsidiary is a party or by which it is bound or its assets are subject (including the Financing Documents) and (c) provide funds for distributions to partners of the Master Partnership and the General Partner in respect of any one or more of the next four quarters; provided that the General Partner need not establish cash reserves pursuant to clause (c) if the effect of such reserves would be that the Master Partnership is unable to distribute the Minimum Quarterly Distribution (as defined in the Agreement of Limited Partnership of the Master Partnership) on all Common Units with respect to such quarter; and provided, further, that disbursements made by the Company or a Subsidiary of the Company or cash reserves established, increased or reduced after the end of such quarter but on or before the date of determination of Available Cash with respect to such quarter shall be deemed to have been made, established, increased or reduced for purposes of determining Available Cash, within such quarter if the General Partner so determines. In addition, without limiting the foregoing, Available Cash for any fiscal quarter shall reflect reserves equal to (A) 50% of the interest projected to be paid on the Notes in the next succeeding fiscal quarter plus (B) beginning with a date three fiscal quarters before a scheduled principal payment date on the Notes, 25% of the aggregate principal amount thereof due on any such payment date in the third succeeding fiscal quarter, 50% of the aggregate principal amount due on any such payment date in the second succeeding fiscal quarter and 75% of the aggregate principal amount due on any such payment date in the next succeeding fiscal quarter, plus (C) the Unused Proceeds Reserve as of the date of determination, provided that the foregoing reserves for amounts to be paid on the Notes shall be reduced by the aggregate amount of advances available to the Company from responsible financial institutions under binding irrevocable (x) credit or financing commitments (which are subject to no conditions which the Company is unable to meet) and (y) letters of credit (which are subject to no conditions which the Company is unable to meet), in each case, to be used to refinance such amounts to the extent such amounts could be borrowed and remain outstanding under Sections 6A and 6B.

         "Bankruptcy Law" shall have the meaning specified in clause (viii) of
Section 7A.

         "Bi-State" shall mean Bi-State Propane, a California general partnership.

         "Business" shall mean the business of wholesale and retail sales, storage, transportation and distribution of propane gas; providing repair, installation and maintenance services for propane heating systems; the sale and distribution of propane-related supplies and equipment (including appliances); the generation, transportation, sale, distribution and marketing relating thereto of propane-powered fuel cells, or the power generated therefrom and equipment related thereto; and the marketing of natural gas to any then current propane user in such areas where the Company operates from time to time, provided, that, with respect to such marketing, the Company shall act only as a marketing agent for a natural gas utility and shall receive a fee or other compensation for such services provided.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City and Tulsa, Oklahoma are required or authorized to be closed.

         "Capital Stock" shall mean, with respect to any Person, any and all shares, units representing interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, including, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

         "Capitalized Lease Obligation" shall mean any rental obligation which under GAAP would be required to be capitalized on the books of the Company or any of its Subsidiaries, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

         "Cash Equivalents" shall have the meaning set forth in Section
6E(iii).

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., as the same may be amended from time to time.

         "Certificates and Stock Powers" shall mean certificates representing shares of Capital Stock included in the Collateral and proper stock powers with respect thereto duly endorsed in blank.

         "Change of Control" shall mean the acquisition by any Person or group of related persons (as such terms are defined in the Exchange Act) (other than the Current Management or group of related persons (as so defined) including the Current Management) of beneficial ownership of more than 50% of the Units.

         "Closing" shall mean the Initial Closing or a Supplemental Closing.

         "Closing Date" shall mean the Initial Closing Date or a Supplemental Closing Date.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collateral" shall have the meaning specified in the Security Agreement; provided, however, that Collateral shall not include for any purpose under this Agreement or any other Financing Document any property subject to a Lien incurred pursuant to clause (i), (vii) or (viii) of Section 6C or any renewals of any such Lien pursuant to clause (xv) of Section 6C, unless the Indebtedness secured by such Lien shall have been paid or discharged.

         "Collateral Agent" shall mean Wilmington Trust Company, in its capacity as Collateral Agent under the Intercreditor Agreement and under the Security Agreement (together with its successors as such in such capacities).

         "Commission" shall mean the United States Securities and Exchange Commission.

         "Common Units" shall mean common units representing a limited partnership interest in the Master Partnership and the Company on a combined basis.

         "Company" shall have the meaning specified in the opening paragraph hereof.

         "Consolidated Debt Service" shall mean, as of any date of determination, the total amount payable by the Company and its Subsidiaries on a consolidated basis during the four consecutive calendar quarters next succeeding the date of determination, in respect of scheduled principal and interest payments with respect to Indebtedness of the Company and its Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed on such date to be incurred and to the substantially concurrent repayment of any other Indebtedness (a) including actual payments under Capitalized Lease Obligations, (b) assuming, in the case of Indebtedness (other than Indebtedness referred to in clause (c) below) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate actually in effect on such date will remain in effect throughout such period,
(c) including only actual interest (but not principal) payments associated with the Indebtedness incurred pursuant to Section 6B(ii) and Section 6B(v) during the most recent four consecutive calendar quarters and (d) treating the principal amount of all Indebtedness outstanding as of such date of determination under a revolving credit or similar agreement (other than the Indebtedness incurred pursuant to Section 6B(ii) and Section 6B(v)) as maturing and becoming due and payable on the scheduled maturity date or dates thereof (including the maturity of any payment required by any commitment reduction or similar amortization provision), without regard to any provision permitting such maturity date to be extended (except for such extensions as may be made in the sole discretion of the borrower thereunder and without any conditions that remain to be fulfilled by the borrower or waived by the lender thereunder). See
Section 10C.

         "Consolidated EBITDA" shall mean, as of any date of determination for any applicable period, (1) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (a) Consolidated Net Income and (b) to the extent deducted in the determination of Consolidated Net Income, after excluding amounts attributable to minority interests in Subsidiaries and without duplication, (i) Consolidated Non-Cash Charges, (ii) Consolidated Interest Expense and (iii) Consolidated Income Tax Expense less (2) any non-cash items increasing Consolidated Net Income for such period to the extent that such items constitute reversals of a Consolidated Non-Cash Charge for a previous period and which were included in the computation of Consolidated EBITDA for such previous period pursuant to the provisions of the preceding clause (1). Consolidated EBITDA shall be calculated after giving effect, on a pro forma basis and in accordance with GAAP, to, without duplication, any Asset Sales or Asset Acquisitions (including without limitation any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or one of its Subsidiaries incurring, assuming or otherwise being liable for Acquired Debt) occurring during the period commencing on the first day of such period to and including the date of the transaction (the "Reference Period"), as if such Asset Sale or Asset Acquisition occurred on the first day of the Reference Period; provided, however, that Consolidated EBITDA generated by an acquired business or asset shall be determined by the actual gross profit (revenues minus cost of goods sold) of such acquired business or asset during the immediately preceding four full fiscal quarters in the Reference Period minus the pro forma expenses that would have been incurred by the Company and its Subsidiaries in the operation of such acquired business or asset during such period computed on the basis of personnel expenses for employees retained or to be retained by the Company and its Subsidiaries in the operation of such acquired business or asset and non-personnel costs and expenses incurred by the Company and its Subsidiaries in the operation of the Company's business at similarly situated facilities of the Company or any of its Subsidiaries (as determined in good faith by the General Partner based upon reasonable assumptions). As used herein, Consolidated EBITDA shall be determined (a) on the basis of 100% of that amount for the period of the four most recent fiscal quarters ending on or prior to the date of determination, or (b) 50% of that amount for the period of the eight most recent fiscal quarters ending on or prior to the date of determination, whichever is higher. See Section 10C.

         "Consolidated Funded Indebtedness" shall mean, as of any date of determination, the aggregate amount of Indebtedness of the Company and its Subsidiaries outstanding on that date and maturing in more than 12 months, including the Notes, the 1996 Senior Secured Notes and the 1997 Senior Secured Notes and borrowings under the Acquisition Facility (including current maturities of any such Indebtedness). Notwithstanding anything to the contrary contained herein, Consolidated Funded Indebtedness shall not include borrowings under the Revolving Working Capital Facility to the extent permitted hereby.

         "Consolidated Income Tax Expense" shall mean, with respect to the Company and its Subsidiaries, for any period, the provision for federal, state, local and foreign income taxes of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP. See
Section 10C.

         "Consolidated Interest Expense" shall mean, as of any date of determination for any applicable period, without duplication, the sum of (i) the interest expense of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including without limitation (a) any amortization of debt discount, (b) the net cost under Interest Rate Agreements, (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (e) all accrued interest, and (ii) the interest component of Capitalized Lease Obligations paid, accrued or scheduled to be paid or accrued by the Company and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP. In computing Consolidated Interest Expenses for purposes of clause (ii) of Section 6A, the applicable period for the determination thereof shall be the four most recent fiscal quarters ending on or prior to the date of determination. See Section 10C.

         "Consolidated Net Income" shall mean the net income of the Company and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP and after provision for minority interests and as adjusted to exclude (i) net after-tax extraordinary gains or losses, (ii) net after-tax gains or losses attributable to Asset Sales, (iii) the net income or loss of any Person which is not a Subsidiary of the Company and which is accounted for by the equity method of accounting, provided that Consolidated Net Income shall include the amount of cash dividends or distributions actually paid to the Company or any Subsidiary of the Company, (iv) the net income or loss prior to the date of acquisition of any Person combined with the Company or any Subsidiary of the Company in a pooling of interest, (v) the net income of any Subsidiary of the Company to the extent that dividends or distributions of such net income are not at the date of determination permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or other regulation and (vi) the cumulative effect of any changes in accounting principles. See Section 10C.

         "Consolidated Net Tangible Assets" shall mean, as of any date of determination, the Total Assets of the Company and its Subsidiaries, minus the net book value of all assets of the Company and its Subsidiaries (after deducting any reserves applicable thereto) which would be shown as intangible assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP. See Section 10C.

         "Consolidated Net Worth" shall mean, with respect to any Person, as of any date of determination, the total partners' capital (in the case of a partnership) or stockholders' equity (in the case of a corporation) of such Person at such date, as would be shown on a consolidated balance sheet of such Person and its Subsidiaries, if any, prepared in accordance with GAAP.
See Section 10C.

         "Consolidated Non-Cash Charges" shall mean with respect to the Company and its Subsidiaries, for any period, the aggregate depreciation and amortization, in each case reducing Consolidated Net Income of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP. See Section 10C.

         "Consolidated Pro Forma Maximum Debt Service" shall mean, as of any date of determination, the maximum amount payable by the Company and its Subsidiaries on a consolidated basis during all periods of four consecutive calendar quarters, commencing with the calendar quarter in which such date of determination occurs and ending on the latest final maturity date applicable to any Series of Notes at the time outstanding, in respect of scheduled principal and interest payments with respect to all Indebtedness of the Company and its Subsidiaries outstanding on such date of determination, after giving effect to any Indebtedness proposed on such date to be incurred and to the substantially concurrent repayment of any other

Indebtedness (a) including all payments under Capitalized Lease Obligations,
(b) assuming, in the case of Indebtedness (other than Indebtedness referred to in clause (c) below) bearing interest at fluctuating interest rates which cannot be determined in advance, that the rate actually in effect on such date will remain in effect throughout such period, (c) including only actual interest (but not principal) payments associated with the Indebtedness incurred pursuant to Section 6B(ii) during the most recent four consecutive calendar quarters and (d) treating the principal amount of all Indebtedness outstanding as of such date of determination under a revolving credit or similar agreement (other than the Indebtedness incurred pursuant to Section 6B(ii)) as maturing and becoming due and payable on the scheduled maturity date or dates thereof (including the maturity of any payment required by any commitment reduction or similar amortization provision), without regard to any provision permitting such maturity date to be extended (except for such extensions as may be made in the sole discretion of the borrower thereunder and without any conditions that remain to be fulfilled by the borrower or waived by the lender thereunder). See
Section 10C.

         "Consolidated Tangible Net Worth" shall mean, with respect to any Person, at any date of determination, the then Consolidated Net Worth of such Person minus the net book value of all assets of such Person and its Subsidiaries, if any (after deducting any reserves applicable thereto), which would be shown as intangible assets on a consolidated balance sheet of such Person and its Subsidiaries, if any, as of such time prepared in accordance with GAAP. See Section 10C.

         "Contracted Dollar" shall mean the sum of: (a) $50,000,000 (which is the aggregate principal amount permitted with respect to the Acquisition Facility and any Indebtedness incurred for any permitted purpose which replaces, extends, renews, refunds or refinances any such Indebtedness); and
(b) $10,000,000 (which is the aggregate principal amount permitted with respect to Indebtedness owing to sellers in Asset Acquisitions (in addition to permitted Non-Compete Obligations)).

         "Contribution Agreement" shall mean the Contribution Agreement, dated June 15, 2000, by and among U.S. Propane, the Company and the Master Partnership, as in effect on the Initial Closing Date.

         "Control Event" shall mean:

                  (i) the execution of any written agreement to which the Company or any Affiliate of the Company is a party which could reasonably be expected to result in a Change of Control, or

                  (ii) the commencement (as such term is used in Rule 14d-2(a) under the Exchange Act as in effect on the date of the Initial Closing) of a tender offer by any person (as such term is used in
         Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Initial Closing) or related person constituting a group (as such term issued in Rule l3d-5 under the Exchange Act as in effect on the date of the Initial Closing) for units which would result in such person or group owning, directly or indirectly, more than 50% of the outstanding Units.

         "Credit Agreement" shall mean the First Amended and Restated Credit Agreement dated as of May 31, 1999 among the Company, the agents listed therein and the financial institutions which are or become parties from time to time thereto, evidencing the Acquisition Facility and the Revolving Working Capital Facility, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

         "Credit Agreement Amendment" shall mean the Third Amendment to the First Amended and Restated Credit Agreement, dated the date hereof, among the Company, the agents listed therein and other banks parties thereto.

         "Current Management" shall mean not less than any two of the following: James E. Bertelsmeyer, R.C. Mills, H. Michael Krimbill, Brad Atkinson, Larry Dagley, together with the heirs of, and trusts for the benefit of family members controlled by, any such executive manager.

         "Debt Rating Event" shall mean, as of any date of determination, (i) that the Notes, the 1997 Senior Secured Notes or the 1996 Senior Secured Notes are rated less than BBB- by Fitch, Inc. (or comparably if such rating system is changed), and (ii) in the event that Fitch, Inc. shall no longer rate the Notes, the 1997 Senior Secured Notes or the 1996 Senior Secured Notes, that the Notes, the 1997 Senior Secured Notes or the 1996 Senior Secured Notes are no longer rated "2" or better by the National Association of Insurance Commissioners (NAIC).

         "Designated Current Managers" shall mean R.C. Mills and H. Michael Krimbill, current executive officers of the General Partner, together with, in the case of either such executive officer, the heirs of, and trusts for the benefit of family members controlled by, such executive officer.

         "Eligible Purchaser" shall mean any Initial Purchaser and such additional institutional investors which are identified in writing to the Purchasers on or prior to the Initial Closing Date and from time to time thereafter; provided that the aggregate number of Eligible Purchasers shall not at any time exceed ten.

         "Environmental Laws" shall mean all applicable federal, state, local and foreign laws, rules or regulations as amended from time to time, relating to emissions, discharges, releases, threatened releases, removal, remediation or abatement of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into or in the environment (including without limitation air, surface water, ground water or land), or otherwise used in connection with the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, toxic or hazardous substances or wastes, as defined under such applicable laws.

         "Equity Interest" shall mean, with respect to any Person, any capital stock issued by such Person, regardless of class or designation, or any limited or general partnership interest in such Person, regardless of designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" shall mean (i) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (ii) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (iii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iv) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (v) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (vi) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vii) the receipt by the Company or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; and (viii) the occurrence of a "prohibited transaction" with respect to which the Company or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) and with respect to which the Company or such Subsidiary would be liable for the payment of an excise tax.

         "Event of Default" shall mean any of the events specified in Section 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any of such events, whether or not any such requirement has been satisfied.

         "Excess Proceeds" shall have the meaning set forth in Section 4C(iv).

         "Excess Sale Proceeds" shall have the meaning set forth in Section 6G(iii)(c)(II).

         "Excess Taking Proceeds" shall have the meaning set forth in Section 4C(ii).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Financing Documents" shall mean this Agreement and the Security Documents.

         "Financing Statements" shall mean proper financing statements (whether Form UCC-1 or any other form that may be required by any jurisdiction) under the Uniform Commercial Code of such jurisdictions, as may be necessary, or, in the opinion of the Purchasers' special counsel, desirable to perfect the Liens created by the Security Agreement.

         "Fourth Amendment Agreement" shall mean the Fourth Amendment Agreement, dated the date hereof, among the Company and the holders of the 1996 Senior Secured Notes and the 1997 Senior Secured Notes named in Schedule 1 thereto.

         "GAAP" shall have the meaning specified in Section 10C.

         "General Partner" shall mean Heritage (or, if applicable, U.S. Propane) in its capacity as general partner of the Company.

         "Governmental Authority" shall mean any governmental agency, authority, instrumentality or regulatory body, other than a court or other tribunal, in each case whether federal, state, local or foreign.

         "Guaranty" shall mean, with respect to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of each such Person is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or non-furnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof. The amount of any Guaranty shall be equal to the outstanding principal amount of the obligation guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited.

         "Hazardous Substance" shall mean any substance so designated pursuant to CERCLA, asbestos, petroleum, urea formaldehyde insulation and petroleum by-products (other than propane).

         "Heritage" shall mean Heritage Holdings, Inc., a Delaware corporation.

         "Indebtedness" shall mean, with respect to any Person, without duplication,

                  (a) any indebtedness for borrowed money, all obligations upon which interest charges are customarily paid and all obligations evidenced by any bond, note, debenture or other similar instrument which such Person has directly or indirectly created, incurred or assumed;

                  (b) all obligations of others secured by any Lien in respect of property owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness; provided that the amount of such Indebtedness, if such Person has not assumed the same or become liable therefor, shall in no event be deemed to be greater than the fair market value from time to time of the property subject to such Lien;

                  (c) any indebtedness, whether or not for borrowed money (excluding trade payables and accrued expenses arising in the ordinary course of business), with respect to which such Person has become directly or indirectly liable and which represents the deferred purchase price (or a portion thereof) or has been incurred to finance the purchase price (or a portion thereof) of any property or service or business acquired by such Person, whether by purchase, consolidation, merger or otherwise;

                  (d) the principal component of any Capitalized Lease Obligations to the extent such obligations would, in accordance with GAAP, appear on a balance sheet of such Person;

                  (e) all Attributable Debt of such Person in respect of Sale and Lease-Back Transactions not involving a Capitalized Lease Obligation;

                  (f) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends;

                  (g) any Preferred Stock of any Subsidiary of such Person valued at the liquidation preference thereof, or any mandatory redemption payment obligations in respect thereof plus, in either case, accrued dividends thereon;

                  (h) any indebtedness of the character referred to in clause
         (a), (b), (c), (d), (e), (f) or (g) of this definition deemed to be extinguished under GAAP but for which such Person remains legally liable;

                  (i) any indebtedness of any other Person of the character referred to in clause (a), (b), (c), (d), (e), (f), (g) or (h) of this definition with respect to which the Person whose Indebtedness is being determined has become liable by way of a Guaranty;

                  (j) all obligations, contingent or fixed, of such person as an account party in respect of letters of credit (other than letters of credit incurred in the ordinary course of business and consistent with past practice);

                  (k) all liabilities of such Person in respect of unfunded vested benefits under pension plans (determined on a net basis for all such plans) and all asserted withdrawal liabilities of such Person or a commonly controlled entity to a Multiemployer Plan;

                  (1) Swaps (other than Interest Rate Agreements);

                  (m) all obligations of such Person in respect of bankers' acceptances (other than in respect of accounts payable to suppliers incurred in the ordinary course of business consistent with past practice); and

                  (n) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) through (m) above.

         For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors or a similar governing body of the issuer of such Redeemable Capital Stock.

         "Initial Closing" shall have the meaning specified in Section 2A.

         "Initial Closing Date" shall have the meaning specified in Section 2A.

         "Initial Purchasers" shall have the meaning specified in the opening paragraph hereof.

         "Initial Purchaser Schedule" shall mean the Initial Purchaser Schedule attached hereto.

         "Intercreditor Agreement" shall mean the Intercreditor and Agency Agreement dated as of June 28, 1996 among the Administrative Agent, the purchasers listed on Schedule I attached thereto and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

         "Interest Rate Agreement" shall mean any fully matched interest rate Swap entered into with the intent to protect the Company against fluctuations in interest rates and entered into as a bona fide hedging arrangement and not for purposes of investment or speculation.

         "Investment" shall mean, as applied to any Person, any direct or indirect purchase or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item which would be classified as an "investment" on a balance sheet of such Person prepared in accordance with GAAP, including without limitation any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest (it being understood that a direct or indirect purchase or other acquisition by such Person of assets of any other Person (other than stock or other securities) shall not constitute an "Investment" for purposes of this Agreement so long as such assets are all used in the Business). For the purposes of
Section 6E(v), the amount involved in Investments made during any period shall be the aggregate cost to the Company and its Subsidiaries of all such Investments made during such period, determined in accordance with GAAP, but without regard to unrealized increases or decreases in value, or write-ups, write-downs or write-offs, of such Investments and without regard to the existence of any undistributed earnings or accrued interest with respect thereto accrued after the respective dates on which such Investments were made, less any net return of capital realized during such period upon the sale, repayment or other liquidation of such Investments (determined in accordance with GAAP, but without regard to any amounts received during such period as earnings (in the form of dividends not constituting a return of capital, interest or otherwise) on such Investments or as loans from any Person in whom such Investments have been made). See Section 10C.

         "Investment Limit" shall have the meaning specified in Section 6E.

         "Legal Requirement" shall mean any law, statute, ordinance, decree, requirement, order, judgment, rule or regulation (or published official interpretation of any of the foregoing by any Governmental Authority) of any Governmental Authority.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, contractual deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

         "Lock-Up Period" shall mean, with respect to any Designated Current Manager, the period from the date of the closing of the Proposed Reorganization to the earlier to occur of (x) the third anniversary of such closing, and (y) the first date on which such Designated Current Manager shall cease to be employed by the General Partner, the Master Partnership or any of their respective Affiliates.

         "Master Partnership" shall mean Heritage Propane Partners, L.P., a Delaware limited partnership.

         "Material Adverse Effect" shall mean (a) a material adverse effect on the business, assets or financial condition of the Company or the Company and its Subsidiaries taken as a whole or (b) a material impairment of the ability of the Company to perform any of its obligations under the Financing Documents to which it is a party or the Notes or (c) a material adverse effect on the enforceability of any of the Financing Documents.

         "Memorandum" shall mean the memorandum dated July, 2000, prepared by the Company for use in connection with its private placement of the Notes.

         "Multiemployer Plan" shall mean a "multiemployer plan" as defined in section 4001(a)(3) of ERISA.

         "Net Proceeds" shall mean the proceeds of any sale of assets in the form of cash or cash equivalents including payments in respect of deferred payment obligations when received in the form of cash or cash equivalents net of (i) brokerage commissions and other fees and expenses related to such sale,
(ii) provisions for any taxes payable as a result of such sale, (iii) amounts required to be paid to any Person (other than the Company or any Subsidiary of the Company) owning a beneficial interest in the assets sold, (iv) appropriate amounts to be provided by the Company or any Subsidiary of the Company, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such sale of assets and retained by the Company or any Subsidiary of the Company, as the case may be, after such sale and (v) amounts required to be applied to the repayment of Indebtedness (other than the Notes, the 1996 Senior Secured Notes, the 1997 Senior Secured Notes and amounts due under the Revolving Working Capital Facility or Acquisition Facility) secured by a Lien on the assets sold.

         "1996 Senior Secured Notes" shall mean the 8.55% Senior Secured Notes due June 30, 2011 issued and outstanding under and pursuant to that certain Note Purchase Agreement dated as of June 25, 1996 among Heritage, the Company and the institutional investors listed therein, as amended or supplemented from time to time.

         "1997 Senior Secured Notes" shall mean (a) the 7.17% Series A Senior Secured Notes due November 19, 2009, (b) the 7.26% Series B Senior Secured Notes due November 19, 2012, (c) the 6.50% Series C Senior Secured Notes due March 13, 2007, (d) the 6.59% Series D Senior Secured Notes due March 13, 2010 and (e) the 6.67% Series E Senior Secured Notes due March 13, 2013, in each case, as issued and outstanding under and pursuant to that certain Note Purchase Agreement dated as of November 19, 1997 among the Company and the institutional investors listed therein, as amended or supplemented from time to time.

         "Non-Accepting Holders" shall have the meaning specified in Section 4D(i).

         "Non-Compete Obligations" shall have the meaning specified in Section 6C(viii).

         "Notes" shall have the meaning specified in Section 1.

         "Officer's Certificate" shall mean, as to any corporation, a certificate executed on its behalf by the Chairman of the Board of Directors (if an officer) or its President or one of its Vice Presidents, and its Treasurer, or Controller, or one of its Assistant Treasurers or Assistant Controllers, and, as to the Master Partnership or the Company, a certificate executed on behalf of the Master Partnership or the Company, as the case may be, by its general partner in a manner which would qualify such certificate (a) if such general partner were a corporation, as an Officer's Certificate of such general partner hereunder or (b) if such general partner were a partnership or other entity, as a certificate executed on its behalf by Persons authorized to do so pursuant to the constituting documents of such partnership or other entity.

         "Parity Debt" shall mean (a) Indebtedness of the Company incurred in accordance with clauses (i), (ii) and (iii) of Section 6B and (b) Additional Parity Debt.

         "Parity Debt Designation" shall mean the Additional Parity Debt Agreement Designation(s) provided pursuant to Section 6 of the Intercreditor Agreement with respect to the Notes.


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

         "Partnership Agreement" shall mean the Agreement of Limited Partnership of the Company as in effect on the Initial Closing Date, and as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

         "Partnership Documents" shall mean the Agreement of Limited Partnership of the Master Partnership and the Partnership Agreement, in each case as in effect on the Initial Closing Date and as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to any of its functions.

         "Permits" shall have the meaning specified in Section 8H.

         "Permitted Banks" shall have the meaning specified in Section 6E.

         "Person" shall mean and include an individual, partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

         "Plan" shall mean any "employee pension benefit plan" as such term is defined in Section 3 of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(f) of ERISA.

         "Preferred Stock" shall mean, as applied to the Capital Stock of any Person, Capital Stock of any class or classes (however designated), which is preferred as to the payment of distributions or dividends, or upon any voluntary or involuntary liquidation or dissolution of such Person, over shares or units of Capital Stock of any other class of such Person.

         "Premium" shall mean the Yield Maintenance Amount and any premium payable connection with a Change of Control.

         "Priority Debt" shall mean as of any date of determination, the sum, without duplication, of (i) Indebtedness of the Subsidiaries of the Company (other than Indebtedness owed to the Company or another Wholly-Owned Subsidiary), plus (ii) Indebtedness of the Company and its Subsidiaries secured by Liens permitted by clauses (i) and (vii) of Section 6C and any renewals of such Liens permitted by clause (xv) of Section 6C.

         "Property" shall mean any interest in any kind of property or asset whether real, personal, or mixed, or tangible or intangible.

         "Proposed Reorganization" shall have the meaning set forth in the introductory portion of the Third Amendment Agreement, dated as of May 31, 2000, with respect to that certain Note Purchase Agreement dated as of June 25, 1996 among Heritage, the Company and the institutional investors listed therein and that certain Note Purchase Agreement dated as of November 19, 1997 among the Company and the institutional investors listed therein.

         "Pro Rata Option" shall have the meaning specified in Section 4D(iii).

         "PTCE" shall have the meaning specified in Section 9B.

         "PUHCA" shall have the meaning specified in Section 8T.

         "Purchaser Schedules" shall mean the Initial Purchaser Schedule and the Supplemental Purchaser Schedules.

         Purchasers" shall mean the Initial Purchasers and the Supplemental Purchasers.

         "QPAM Exemption" shall have the meaning specified in Section 9B.

         "Redeemable Capital Stock" shall mean, as of any date of determination, any shares of any class or series of Capital Stock, that, either by the terms thereof, by the terms of any security into which such shares are convertible or exchangeable or by contract or otherwise, are or upon the happening of an event or passage of time would be, required to be redeemed prior to the stated maturity with respect to the principal of any Note or are redeemable at the option of the holder thereof at any time prior to the stated maturity of any Note, or are convertible into or exchangeable for Indebtedness at any time prior to the stated maturity of any Note.

         "Required Holder(s)" shall mean the holder or holders of at least 51% of the aggregate principal amount of the Notes, without regard to Series, from time to time outstanding.

         "Responsible Officer" shall mean the chief executive officer, chief operating officer, chief financial officer or chief accounting officer of the Company or any other officer of the Company involved principally in its financial administration or its controllership function.

         "Restricted Payment" shall mean any payment or other distribution, direct or indirect, in respect of any partnership or other equity interest in the Company, except a distribution payable solely in additional partnership or other equity interests in the Company, and any payment, direct or indirect on account of the redemption, retirement, purchase or other acquisition of any partnership or other equity interest in the Company.

         "Revolving Working Capital Facility" shall mean the $50,000,000 revolving credit facility of the Company provided for in the Credit Agreement for working capital and other general partnership purposes not to exceed $50,000,000 aggregate principal amount at any time outstanding.

         "Sale and Lease-Back Transaction" shall mean, with respect to any Person (a "Transferor"), any arrangement (other than between the Company and a Wholly-Owned Subsidiary or between Wholly-Owned Subsidiaries) whereby (a) property (the "Subject Property") has been or is to be disposed of by such Transferor to any other Person with the intention on the part of such Transferor of taking back a lease of such Subject Property pursuant to which the rental payments are calculated to amortize the purchase price of such Subject Property substantially over the useful life of such Subject Property, and (b) such Subject Property is in fact so leased by such Transferor or an Affiliate of such Transferor.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Security Agreement" shall mean the Security Agreement dated as of June 28, 1996 among Heritage, the Company and the Collateral Agent, as amended, supplemented or otherwise modified from time to time.

         "Security Documents" shall mean the Security Agreement, the Certificates and Stock Powers and the Financing Statements.

         "Series" shall have the meaning specified in Section 1.

         "Series A Notes" shall have the meaning specified in Section 1A(i).

         "Series A-F Notes" shall have the meaning specified in Section 1A(vi).

         "Series B Notes" shall have the meaning specified in Section 1A(ii).

         "Series C Notes" shall have the meaning specified in Section 1A(iii).

         "Series D Notes" shall have the meaning specified in Section 1A(iv).

         "Series E Notes" shall have the meaning specified in Section 1A(v).

         "Series F Notes" shall have the meaning specified in Section 1A(vi).

         "Significant Subsidiary Group" shall mean any Subsidiary of the Company, or any group of Subsidiaries of the Company, which at any time of determination account for (or in the case of a recently formed or acquired Subsidiary would have so accounted for on a pro forma basis) more than 5% of consolidated operating revenues of the Company and its Subsidiaries for the fiscal year most recently ended or more than 5% of consolidated total assets of the Company and its Subsidiaries as of the end of the most recently ended fiscal quarter, in each case computed in accordance with GAAP.

         "Source" shall have the meaning specified in Section 9B.

         "Specified Entities" shall mean any one or more of the following entities: (i) Atmos Energy Corporation, a Texas and Virginia corporation, (ii) Piedmont Natural Gas Company, Inc., a North Carolina corporation, (iii) AGL Resources, Inc., a Georgia corporation, and (iv) TECO Energy, Inc., a Florida corporation, or a Successor to any entity referred to in clause (i), (ii),
(iii) or (iv) of this definition.

         "Subordinated Units" shall mean subordinated units representing all of the limited partnership interest in the Master Partnership not represented by Common Units.

         "Subsequent Notes" shall have the meaning specified in Section 1B.


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


         "Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, partnership, joint venture, association, trust or other entity of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interests in the capital or profits of such partnership, limited liability company, joint venture or association with ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such partnership, limited liability company, joint venture or association, or (c) the beneficial interests in such trust or other entity with ordinary voting power to elect a majority of the board of trustees (or Persons performing similar functions) of such trust or other entity, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person's other Subsidiaries. For the purposes of any computation under Section 6A or clause
(xiii) of Section 6B, the defined terms Consolidated Debt Service, Consolidated EBITDA, Consolidated Funded Indebtedness, Consolidated Interest Expense and Consolidated Pro Forma Maximum Debt Service shall be calculated on the basis that Bi-State is a Subsidiary of the Company, but only as long as the Company shall own 50% or more of the interests in the capital or profits of Bi-State with ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) thereof.

         "Successor" shall mean, with respect to a Specified Entity, any entity in which the holders of the Capital Stock of such Specified Entity outstanding immediately prior to a consolidation, acquisition or merger involving such Specified Entity hold, directly or indirectly through Wholly-Owned Subsidiaries, at least a majority of the Capital Stock immediately after such consolidation, acquisition or merger.

         "Supplemental Closing" shall have the meaning specified in Section 2B.

         "Supplemental Closing Date" shall have the meaning specified in
Section 2B.

         "Supplemental Note Purchase Agreement" shall have the meaning specified in Section 2B.

         "Supplemental Purchasers" shall have the meaning specified in Section
2B.

         "Supplemental Purchaser Schedule" shall mean the schedule of purchasers of any Series of Subsequent Notes which is attached to the Supplemental Note Purchase Agreement relating to such Series.

         "Swaps" shall mean, with respect to any Person, payment obligations (fixed or contingent) with respect to interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making

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

such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Total Assets" shall mean, as of any date of determination, the consolidated total assets of the Company and its Subsidiaries as would be shown on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP as of that date. See Section 10C.

         "Transferee" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

         "Units" shall mean, collectively, the Common Units and the Subordinated Units.

         "Unused Proceeds Reserve" shall mean, as of any date of determination, all amounts theretofore offered to prepay Parity Debt under Section 6G(iii)(c)(II) and to prepay Notes under Section 4C, the prepayment of which was declined by the applicable lenders, less the portion of such amounts theretofore applied by the Company to operations or capital expenditures in connection with the conduct of the Company's business.

         "Unutilized Taking Proceeds" shall mean, as of any date, any insurance or condemnation proceeds (net of the reasonable costs of proceedings in connection therewith and settlements in respect thereof) in excess of $100,000 with respect to any single occurrence that were received by the Company or any of its Subsidiaries in respect of any damage, destruction, condemnation or other taking of all or any portion of the properties or assets of the Company or any of its Subsidiaries and that have not been reinvested by the Company or any of its Subsidiaries within a period of twelve months after such receipt in the restoration, modification or replacement of the properties or assets in respect of which such insurance or condemnation proceeds were received.

         "U.S. Propane" shall mean U.S. Propane L.P., a Delaware limited partnership.

         "U.S. Propane Acquisition" shall mean the acquisition by the Company of certain Subsidiaries of U.S. Propane in accordance with the Contribution Agreement and the other transactions contemplated thereby.

         "Voting Stock" shall mean, with respect to any corporation, any shares of stock of such corporation the holders of which are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Wholly-Owned" shall mean, as applied to any Subsidiary of any Person, a Subsidiary at least 98% (by vote or value) of the outstanding Equity Interests (other than directors' qualifying shares, if required by law) of all classes, taken together as a whole, of which are at the time

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

owned by such Person or by one or more of its Wholly-Owned Subsidiaries or by such Person and one or more of its Wholly-Owned Subsidiaries.

         "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         Section 10C. Accounting Principles, Terms and Determinations. (i) All references in this Agreement to "generally accepted accounting principles" or to "GAAP" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof, but subject to the provisions of this Section 10C. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be prepared hereunder shall be prepared in accordance with generally accepted accounting principles, applied on a basis consistent with the most recent audited consolidated financial statements of the Company and its Subsidiaries delivered pursuant to clause (ii) of Section 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (b)(i) of Section 8D.

         (ii) All references herein to "the Company and its Subsidiaries" for the purposes of computing the consolidated financial position, results of operations or other balance sheet or financial statement items (including without limitation the computation of, Available Cash, Consolidated Debt Service, Consolidated EBITDA, Consolidated Income Tax Expense, Consolidated Funded Indebtedness, Consolidated Interest Expense, Consolidated Net Income, Consolidated Non-Cash Charges, Consolidated Pro Forma Maximum Debt Service and Consolidated Total Assets) shall be deemed to include only the Company and its Subsidiaries as separate legal entities and, unless otherwise provided herein, shall not include the financial position, results of operations, cash flows or other such items of any other Person, whether or not in any particular instance, such accounting treatment would be in accordance with GAAP.

SECTION 11.    MISCELLANEOUS.

         Section 11A. Note Payments. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on and any Premium payable with respect to such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 12:00 noon, New York City time, on the date due) to such Purchaser's account or accounts as specified in the Purchaser Schedule attached hereto, or to a Supplemental Note Purchase Agreement, or such other account or accounts in the United States as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment, and without any requirement of presenting such Note for payment. Each Purchaser agrees that, before disposing of any Note, such Purchaser will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this Section 11A to any Transferee which shall have made the same agreement as each Purchaser has made in this Section 11A.


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

         Section 11B. Expenses. The Company covenants and agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save each Purchaser and any Transferee harmless against liability for the payment of, all out-of-pocket expenses arising in connection with such transactions, including without limitation or duplication all fees and expenses referred to in Section 3I and (i) all document production and duplication charges and the fees and expenses (including those incurred after any Closing) of not more than one special counsel engaged by all of the Purchasers in connection with this Agreement, and the transactions contemplated hereby and of any special counsel employed by such Purchaser or such Transferee in connection with any subsequent proposed modification of, or proposed consent under, this Agreement, whether or not such proposed modification shall be effected or proposed consent granted,
(ii) the costs and expenses of the Collateral Agent, and (iii) the costs and expenses, including attorneys' fees, incurred by such Purchaser or such Transferee in obtaining or perfecting any security for the Notes, in enforcing (or determining whether or how to enforce) any rights under this Agreement or the Notes or the Security Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or any Security Document or the transactions contemplated hereby or by reason of such Purchaser's or such Transferee's having acquired any Note, including without limitation costs and expenses incurred in any bankruptcy case or a workout. The obligations of the Company under this Section 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or any Transferee and the payment of any Note.

         Section 11C. Consent to Amendments. (i) This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act of the Required Holder(s) except that, without the written consent of the holder or holders of all Notes at the time outstanding and affected thereby, no amendment to this Agreement shall change the maturity of any Note, or change the principal of, or the rate or time of payment of interest on or any Premium payable with respect to any Note, or affect the time, amount or allocation of any prepayments, or change the proportion of the principal amount of the Notes required with respect to any consent, amendment, waiver or declaration, or change the relative priority of the Notes in relation to any other Indebtedness of the Company. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this Section 11C, whether or not such Note shall have been marked to indicate such consent but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented and, without limiting the generality of the foregoing, shall include all Supplemental Note Purchase Agreements.

         (ii) So long as there are any Notes outstanding, neither the Company nor any of its Affiliates will submit a request to the holder of any Note for any proposed waiver or amendment of any of the provisions of this Agreement or the Notes unless each holder of Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with


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

sufficient information to enable it to make an informed decision with respect thereto. Neither the Company nor any of its Subsidiaries or Affiliates will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest fee or otherwise, to any holder of Notes as consideration for or as inducement to entering into any waiver or amendment of any of the terms and provisions of this Agreement or the Notes by any holder of Notes unless such remuneration is concurrently offered, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         (iii) Any consent given pursuant to this Section 11C by a holder of a Note which has (i) transferred or agreed to transfer all or a portion of its Notes to the Company or any of its Affiliates and (ii) provided such consent as a condition to such transfer shall be valid and binding only upon such holder. Any amendment or waiver which becomes effective only with such consent (and the consents of all other holders of the Notes which were acquired under the same or similar conditions) shall be valid and binding only upon such holder or holders, as the case may be.

         Section 11D. Form, Registration, Transfer and Exchange of Notes; Lost Notes. The Notes are issuable as registered notes without coupons in denominations of at least $100,000 except as may be necessary to reflect any principal amount less than or not evenly divisible by $100,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense within 5 Business Days, execute and deliver one or more new Notes of the same Series and otherwise of like tenor and of a like aggregate principal amount registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of the same Series and otherwise of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense within 5 Business Days, execute and deliver the Notes which the holder making the exchange is entitled to receive. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement (or, in the case of any holder of a Note other than an institutional investor, upon receipt of an indemnity bond in such reasonable amount as the Company may determine), or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note within 5 Business Days.

         Section 11E. Persons Deemed Owners; Participations. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of, interest on and any Premium payable with respect to such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that any such participation shall be in a principal amount of at least $100,000.

         Section 11F. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement (including any Supplemental Note Purchase Agreement) and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

         Section 11G. Successors and Assigns. All covenants and other agreements in this Agreement (including any Supplemental Note Purchase Agreement) contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

         Section 11H. Disclosure to Other Persons. The Company acknowledges that the holder of any Note may deliver copies of any financial statements and other documents delivered to such holder, and disclose any other information disclosed to such holder, by or on behalf of the Company or any of its Subsidiaries in connection with or pursuant to this Agreement to (i) such holder's directors, trustees, officers, employees, agents and professional consultants, (ii) any other holder of any Note, (iii) any Person to which such holder offers to sell such Note or any part thereof, (iv) any Person to which such holder sells or offers to sell a participation in all or any part of such Note, (v) any Person from which such holder offers to purchase any security of the Company, (vi) any federal or state regulatory authority having jurisdiction over such holder, (vii) the National Association of Insurance Commissioners or any similar organization or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (a) in compliance with any law, rule, regulation or order applicable to such holder, (b) in response to any subpoena or other legal process or informal investigative demand, (c) in connection with any litigation to which such holder is a party or (d) in connection with the enforcement (or attempted enforcement) of any of the Financing Documents. Each Purchaser agrees (and any Transferee which avails itself of the benefits of Section 5A(iii) or (xii) or Section 5C shall be deemed to have likewise agreed) (such Purchaser and any such Transferee each herein called a "Holder") to hold in confidence in accordance with its internal corporate practice for treating confidential information received from third parties and not disclose any information (other than information (a) which was publicly known or otherwise known to such Holder at the time of disclosure (except pursuant to disclosure in connection with this Agreement), (b) which subsequently


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

becomes publicly known through no act or omission by such Holder, or (c) which otherwise becomes known to such Holder, other than through disclosure by the Company or any of its Subsidiaries) delivered or made available by or on behalf of the Company or any of its Subsidiaries to such Holder (including without limitation any nonpublic information obtained pursuant to Section 5A or 5C) in connection with or pursuant to this Agreement which is clearly marked or labeled as being confidential information, provided that nothing herein shall prevent the holder of any Note from disclosing such information as provided in the preceding sentence.

         Section 11I. Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and by telecopy (such delivery confirmed by telephone) and (i) if to any Purchaser, addressed to such Purchaser at the address (or facsimile telephone number) specified for such communications in the Purchaser Schedule attached hereto or to a Supplemental Note Purchase Agreement, or at such other address (or facsimile telephone number) as such Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to such other holder at such address (or facsimile telephone number) as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such Note which shall have so specified an address to the Company,
(iii) if to the Company, to Heritage Operating, L.P., 8801 South Yale Avenue, Suite 310, Tulsa, Oklahoma 74137, Attention: Chief Financial Officer, telephone no.: (918) 492-7272; facsimile no.: (918) 493-7290, or at such other address (or telephone or facsimile number) as the Company shall have specified to the holder of each Note in writing.

         Section 11J. Substitution of Wholly-Owned Subsidiary. With respect to the Notes being purchased by any institutional investor, such Purchaser shall have the right to substitute one of its Wholly-Owned Subsidiaries as the purchaser of any of the Notes to be purchased by such Purchaser hereunder, by written notice delivered to the Company, which notice shall be signed by such Purchaser and such Subsidiary, shall contain such Subsidiary's agreement to be bound by this Agreement and shall contain a confirmation by such Subsidiary of the accuracy with respect to it of the representations contained in Section 9, provided that such confirmation may contain a statement to the effect that such Subsidiary shall at all times have the right to transfer the Notes being purchased by it to such Purchaser. The Company agrees that, upon receipt of any such notice, whenever the terms "Purchaser" and "holder" are used in this Agreement (other than this Section 11J), in reference to such transferring Purchaser, such terms shall be deemed to refer to such Subsidiary in lieu of said transferring Purchaser. In the event that such Subsidiary is so substituted hereunder and thereafter transfers its Notes or any portion thereof to such transferring Purchaser, upon receipt by the Company of notice of such transfer, whenever the terms "Purchaser" and "holder" are used in this Agreement (other than in this Section 11J) in reference to such transferring Purchaser, such terms shall be deemed to refer to such transferring Purchaser to the extent it owns all or any portion of the Notes, and such transferring Purchaser and such Subsidiary to such extent shall each have all the rights of any original Purchaser of Notes under this Agreement.

         Section 11K. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day. If the date for any payment is extended to the next succeeding Business Day by reason of the preceding sentence, the period of such extension shall be included in the computation of the interest payable on such Business Day.

         Section 11L. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any Purchaser or to the Required Holder(s), the determination of such satisfaction shall be made by such Purchaser or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

         Section 11M. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PRINCIPLES.

         Section 11N. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 11O. Descriptive Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         Section 11P. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

         Section 11Q. Severalty of Obligations. The sales of Notes to the Purchasers are to be several sales, and the obligations of the Purchasers under this Agreement are several obligations. Except as provided in Section 3G, no failure by any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and no Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Purchaser hereunder.

         Section 11R. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, ANY EXHIBIT HERETO OR ANY FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS (WHETHER ORAL OR WRITTEN) MADE HEREIN BY THE PARTIES.

         The execution hereof by the Initial Purchasers shall constitute a contract among the Company and the Initial Purchasers for the uses and purposes hereinabove set forth.

                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its

Accepted as of August 10, 2000

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


JOHN HANCOCK LIFE INSURANCE COMPANY



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.



JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


MELLON BANK, N.A., solely in its capacity as Trustee for the Bell Atlantic Master Trust (as directed by John Hancock Life Insurance Company), and not in its individual capacity


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


MELLON BANK, N.A., solely in its capacity as Trustee for the Long-Term Investment Trust (as directed by John Hancock Life Insurance Company), and not in its individual capacity


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


CONNECTICUT GENERAL LIFE INSURANCE COMPANY


By:  CIGNA Investments, Inc. (authorized agent)


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


LIFE INSURANCE COMPANY OF NORTH AMERICA

By:  CIGNA Investments, Inc. (authorized agent)


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


CLARICA LIFE INSURANCE COMPANY-U.S.


By:
   --------------------------------
   Name:
   Title:

By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


GE EDISON LIFE INSURANCE COMPANY



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


METROPOLITAN LIFE INSURANCE COMPANY


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


NATIONWIDE LIFE INSURANCE COMPANY


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


NATIONWIDE MUTUAL INSURANCE COMPANY



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


PACIFIC LIFE INSURANCE COMPANY



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


PRINCIPAL LIFE INSURANCE COMPANY

By:      Principal Capital Management, LLC
         a Delaware limited liability company
         its authorized signatory


By:
   --------------------------------
   Name:
   Title:

By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


COMMERCIAL UNION LIFE INSURANCE COMPANY OF AMERICA

By:      Principal Capital Management, LLC
         a Delaware limited liability company
         its authorized signatory



By:
   --------------------------------
   Name:
   Title:

By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


RELIASTAR LIFE INSURANCE COMPANY



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


NORTHERN LIFE INSURANCE COMPANY



By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


SUN LIFE ASSURANCE COMPANY OF CANADA



By:
   --------------------------------
   Name:
   Title:


By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


By:
   --------------------------------
   Name:
   Title:

By:
   --------------------------------
   Name:
   Title:

                 SIGNATURE PAGE TO THE NOTE PURCHASE AGREEMENT

The foregoing Agreement is
hereby accepted as of the
date first above written.


SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)



By:
   --------------------------------
   Name:
   Title:

By:
   --------------------------------
   Name:
   Title:

                           INITIAL PURCHASER SCHEDULE

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK LIFE INSURANCE COMPANY                                                   SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on account of the Notes or other                                RHF-1                  $25,000,000
         obligations in accordance with the provisions thereof                  (General Account)
         shall be made by bank wire transfer of immediately
         available funds for credit, not later than 12 noon,
         Boston time, to:                                                             RHF-2                  $ 3,000,000
                                                                                  (Closed Block)
         BankBoston
         ABA No. 011000390
         Boston, Massachusetts  02110
         Account of:  John Hancock Life Insurance Company
                      Private Placement Collection Account
         Account No.: 541-55417
         On Order of: Heritage Operating, L.P.
                      PPN Number:
         [Full name, interest rate and maturity date of the
         Notes or other obligations]

(2) Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal and interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting
            Division B-3
         Fax:  (617) 572-0628

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed
         AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting
            Division B-3
         Fax:  (617) 572-0628

         and:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

(6)      Tax I.D. No.:  04-1414660

(7) All Notes are to be sent for receipt the day after the closing to:

         Amy S. Weed, Esq.
         John Hancock Financial Services, Inc.
         Investment Law
         John Hancock Place
         200 Clarendon Street
         Boston, Massachusetts  02117

(8) Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase
         Agreement, Securities Purchase Agreement, Loan
         Agreement, Participation Agreement, etc.) is to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Paralegal Unit, T-50,
            Gina Hudson

(9) Regardless of the number of Hancock and/or advisory accounts involved in this transaction, promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents
         AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Paralegal Unit, T-50,
            Gina Hudson

         Please note original closing documents are to contain copies or original acknowledgement copies where
         John Hancock is the secured party of record of all filed and recorded UCC filings showing the filing and recording information. In addition, where there are more than five (5) UCC filings, a summary memo setting forth the filing and recording information should also be provided.

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                                          SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on account of the Notes or other                                RHF-3                    $1,000,000
         obligations in accordance with the provisions thereof
         shall be made by bank wire transfer of immediately
         available funds for credit, not later than 12 noon,
         Boston time, to:

         BankBoston
         ABA No. 011000390
         Boston, Massachusetts  02110
         Account of:  John Hancock Life Insurance Company
                      Private Placement Collection Account
         Account No.: 541-55417
         On Order of: Heritage Operating, L.P.
                      PPN Number:
         [Full name, interest rate and maturity date of the
         Notes or other obligations]

(2) Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal and interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed AND mailed to:

         John Hancock Variable Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting
            Division B-3
         Fax:  (617) 572-0628


(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed
         AND mailed to:

         John Hancock Variable Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Manager, Investment Accounting
            Division B-3
         Fax:  (617) 572-0628

         and:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

(4) All other communications which shall include, but not be limited to, financial statements and certificates of compliance with financial covenants, shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Bond and Corporate Finance Group, T-57
         Fax:  (617) 572-1605

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269
(6)      Tax I.D. No.:  04-2664016

(7) All Notes are to be sent for receipt the day after the closing to:

         Amy S. Weed, Esq.
         John Hancock Financial Services, Inc.
         Investment Law
         John Hancock Place
         200 Clarendon Street
         Boston, Massachusetts  02117

(8) Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase
         Agreement, Securities Purchase Agreement, Loan
         Agreement, Participation Agreement, etc.) is to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Paralegal Unit, T-50,
            Gina Hudson

(9) Regardless of the number of Hancock and/or advisory accounts involved in this transaction, promptly after the closing (but no later than 2 months thereafter) we require one (1) set of original closing documents
         AND five (5) sets of conformed copies of the principal operative documents are to be sent to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Paralegal Unit, T-50,
            Gina Hudson

         Please note original closing documents are to contain copies or original acknowledgement copies where
         John Hancock is the secured party of record of all filed and recorded UCC filings showing the filing and recording information. In addition, where there are more than five (5) UCC filings, a summary memo setting forth the filing and recording information should also be provided.

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
MELLON BANK, N.A., TRUSTEE FOR THE BELL ATLANTIC MASTER TRUST                         SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on account of the Notes or other                                RHF-4                    $2,000,000
         obligations in accordance with the provisions thereof
         shall be made by bank wire transfer of immediately
         available funds for credit, not later than 12 noon,
         Boston time, to:

         Federal Reserve Bank of Boston
         A/C Boston Safe Deposit and Trust Company
         ABA No. 011001234
         DDA:  125261
         Reference:  Bell Atlantic Master Trust:
            NYXF  1783332
         [Full name, interest rate and maturity date of the Notes or other obligations]

(2) Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal, interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed AND mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania  15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120

(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed
         AND mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania  15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120

         with a copy to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 3346
         Pittsburgh, Pennsylvania  15258
         Attention:  Fran Walton
         Fax:  (412) 236-4225

(4)      All other communications shall be delivered or faxed
         AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Scott Hartz, Bond and Corporate Finance
            Group, T-57
         Fax:  (617) 572-9269

         with a copy to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania  15258
         Attention:  Bernadette T. Rist
         Fax:  (412) 234-0555

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

(6)      Tax I.D. No.:  25-1448208

(7)      All Notes are to be sent the day after the closing to:

         Mellon Securities Trust Company
         120 Broadway - 13th Floor Teller Window
         New York, New York  10271
         Attention:  Robert A. Ferraro
         Ref.:  Bell Atlantic Master Trust
                Account No. NYXF 1783332

(8) Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase
         Agreement, Securities Purchase Agreement, Loan
         Agreement, Participation Agreement, etc.) is to be sent to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania  15258
         Attention:  Bernadette T. Rist

(9) Promptly after closing (but no later than 2 months thereafter), one (1) set of original closing documents and four (4) sets of conformed copies of the principal operative documents are to be sent to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania  15258
         Attention:  Bernadette T. Rist

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
MELLON BANK, N.A., TRUSTEE UNDER THE LONG-TERM INVESTMENT TRUST DATED                 SERIES                PRINCIPAL AMOUNT
OCTOBER 1, 1996                                                                       ------                ----------------
(1)      All payments on account of the Notes or other                                RHF-5                    $2,000,000
         obligations in accordance with the provisions thereof
         shall be made by bank wire transfer of immediately
         available funds for credit, not later than 12 noon,
         Boston time, to:

         Federal Reserve Bank of Boston
         A/C Boston Safe Deposit & Trust Company
         ABA No. 011001234
         DDA:  125261
         Reference:  ATTF 1791682
         [Full name, interest rate and maturity date of the
         Notes or other obligations]

(2) Contemporaneous with the above wire transfer, advice setting forth:

         (a) the full name, interest rate and maturity date of the Notes or other obligations;

         (b) allocation of payment between principal and interest and any special payment; and

         (c) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed AND mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania  15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120


(3) All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed
         AND mailed to:

         Mellon Bank, N.A.
         Three Mellon Bank Center, Room 153-3610
         Pittsburgh, Pennsylvania  15259-0001
         Attention:  Principal & Interest Unit
         Fax:  (412) 236-0120
(4)      All other communications shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Scott Hartz, Bond and Corporate Finance
            Group, T-57
         Fax:  (617) 572-1605

         with a copy to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania  15258
         Attention:  Bernadette T. Rist
         Fax:  (412) 234-0555

(5) A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed AND mailed to:

         John Hancock Life Insurance Company
         200 Clarendon Street
         Boston, Massachusetts  02117
         Attention:  Investment Law Division, T-50
         Fax:  (617) 572-9269

(6)      Tax I.D. No.:  13-3187026

(7)      All Notes are to be sent the day after the closing to:

         Mellon Securities Trust Company
         120 Broadway - 13th Floor Teller Window
         New York, New York  10271
         Attention:  Robert A. Ferraro
         Ref.:  The Long-Term Investment Trust
                Account No. ATTF 1791682

(8) Promptly after the closing (but no later than one week thereafter), one (1) fully executed original counterpart of the Purchase Agreement (i.e. Note Purchase
         Agreement, Securities Purchase Agreement, Loan
         Agreement, Participation Agreement, etc.) is to be sent to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania  15258
         Attention:  Bernadette T. Rist

(9) Promptly after closing (but no later than 2 months thereafter), one (1) set of original closing documents and four (4) sets of conformed copies of the principal operative documents are to be sent to:

         Mellon Bank, N.A.
         One Mellon Bank Center, Room 151-1935
         Pittsburgh, Pennsylvania  15258
         Attention:  Bernadette T. Rist

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
CLARICA LIFE INSURANCE COMPANY-U.S.                                                   SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on account of the Notes shall be made                           RHA-1                    $3,000,000
         by wire or intrabank transfer of immediately available funds to:

         Wells Fargo Bank Minnesota, N.A.
         ABA No. 091000019
         Beneficiary Account No. 0000840245
         Beneficiary Account Name:  Trust Wire Clearing
         OBI FCC: I.C. 12250600 Heritage Operating, L.P.
         PPN:
         P=
         I=
         End Balance=

(2)      All notices in respect of payment shall be delivered to:

         Clarica Life Insurance Company-U.S.
         c/o Clarica U.S. Inc.
         Attention:  Connie Keller
         13890 Bishops Drive, Suite 300
         Brookfield, Wisconsin  53005
         Tel.:  (262) 641-4022
         Fax:  (262) 641-4055

(3)      All other communications shall be delivered to:

         Clarica Life Insurance Company-U.S.
         c/o Clarica U.S. Inc.
         Attention:  Connie Keller
         13890 Bishops Drive, Suite 300
         Brookfield, Wisconsin  53005
         Tel.:  (262) 641-4022
         Fax:  (262) 641-4055

(4)      Tax I.D. No.:  45-0208990

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
CONNECTICUT GENERAL LIFE INSURANCE COMPANY (NOMINEE IS CIG & CO.)                     SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHB-1                    $1,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:                                                          RHB-2                    $500,000

         The Chase Manhattan Bank                                                     RHB-3                    $3,500,000
         Chase NYC/CTR/
         BNF=CIGNA Private Placements/AC=9009001802                                   RHD-1                    $3,300,000
         ABA#:  021000021
                                                                                      RHD-2                    $3,000,000
         OBI=[name of company; description of security;
         interest rate; maturity date; PPN; due date and
         application (as among principal, premium and interest
         of the payment being made); contact name and
         phone.]

(2)      Address for Notices Related to Payments:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention: Securities Processing S-309
         900 Cottage Grove Road
         Hartford, Connecticut  06152-2309

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Private Securities S-307
         Operations Group
         900 Cottage Grove Road
         Hartford, Connecticut  06152-2307
         Fax:  (860) 726-7203


         with a copy to:

         The Chase Manhattan Bank
         Private Placement Servicing
         P.O. Box 1508
         Bowling Green Station
         New York, New York  10081
         Attention:  CIGNA Private Placements
         Fax:  (212) 552-3107/1005

(3)      Address for All Other Notices:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Private Securities Division S-307
         900 Cottage Grove Road
         Hartford, Connecticut  06152-2307
         Fax:  (860) 726-7203
(4)      Tax I.D. No.:  13-3574027

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE COMPANY OF NORTH AMERICA (NOMINEE IS CIG & CO.)                        SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHD-3                    $3,200,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         The Chase Manhattan Bank
         Chase NYC/CTR/
         BNF=CIGNA Private Placements/AC=9009001802
         ABA#:  021000021

         OBI=[name of company; description of security;
         interest rate; maturity date; PPN; due date and application (as among principal, premium and interest of the payment being made); contact name and phone.]

(2)      Address for Notices Related to Payments:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention: Securities Processing S-309
         900 Cottage Grove Road
         Hartford, Connecticut  06152-2309

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Private Securities S-307
         Operations Group
         900 Cottage Grove Road
         Hartford, Connecticut  06152-2307
         Fax:  (860) 726-7203

         with a copy to:

         The Chase Manhattan Bank
         Private Placement Servicing
         P.O. Box 1508
         Bowling Green Station
         New York, New York  10081
         Attention:  CIGNA Private Placements
         Fax:  (212) 552-3107/1005

(3)      Address for All Other Notices:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attention:  Private Securities Division S-307
         900 Cottage Grove Road
         Hartford, Connecticut  06152-2307
         Fax:  (860) 726-7203

(4)      Tax I.D. No.:  13-3574027

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
GE EDISON LIFE INSURANCE COMPANY (NOMINEE IS SALKELD & CO.)                           SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHC                     $27,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         Bankers Trust Company
         14 Wall Street
         New York, New York  10005
         SWIFT Code:  BKTR US 33
         ABA No. 021001033
         Account No.:  99-911-145
         FCC No:  098620
         Reference:  security description, coupon, maturity,
         PPN #, identify principal or interest.

(2)      Physical Delivery of the Notes:

         Bankers Trust Company
         14 Wall Street, 4th Floor
         Mail Stop 4042, Window 61
         New York, New York  10005
         Account No. 098620
         Attention:  Lorraine Squires  (212) 618-2200

(3) All notices with respect to payments and written confirmation of each such payment to be addressed as follows:

         GE Financial Assurance
         Account:  GE Edison Life Insurance Company
         Two Union Square
         601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Accounting
         Tel.:  (206) 516-2871
         Fax:  (206) 516-4740

(4) All other notices and communications, including original note purchase agreement, conformed copy of the note agreement, amendment requests, and financial statements, to be addressed as follows::

         GE Financial Assurance
         Account:  GE Edison Life Insurance Company
         Two Union Square
         601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Dept., Private Placements
         Tel.:  (206) 516-4954
         Fax:  (206) 516-4863

(5)      Tax I.D. No.:  N/A

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA (NOMINEE IS CUDD & CO.)                SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHB-4                    $7,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:                                                          RHD-4                    $7,500,000

         The Chase Manhattan Bank
         FED ABA No. 021000021
         CHASE/NYC/CTR/BNF
         A/C:  900-9-000200
         Reference A/C #G05978, Guardian Life, and the name and CUSIP for which payment is being made.

(2)      Deliver Notes to:

         The Chase Manhattan Bank
         4 New York Plaza - 11th Floor
         New York, New York  10004
         Attention:  Zion Yu
         (212) 623-3594
         Reference A/C #G05978, Guardian Life

(3)      All notices relating to payments to:

         The Guardian Life Insurance Company of America
         Attention:  Investment Accounting Department 17-B
         7 Hanover Square
         New York, New York  10004-2616
         Fax:  (212) 598-7011

(4)      All other communications and notices to:

         The Guardian Life Insurance Company of America
         7 Hanover Square
         New York, New York  10004-2616
         Attention:  Thomas M. Donohue
                     Investment Department 20-D
                     Fax:  (212) 919-2656/2658

(5)      Tax I.D. No.:  13-6022143

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
METROPOLITAN LIFE INSURANCE COMPANY                                                   SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHD-5                    $30,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         The Chase Manhattan Bank
         ABA No. 021000021
         Acct. Name:  Metropolitan Life Insurance Company
         Acct. No. 002-2-410591
         With sufficient information to identify the source and application of such funds.

(2)      Delivery of Notes after Closing:

         Metropolitan Life Insurance Company
         One Madison Avenue, Area 6H
         New York, New York  10010
         Attention:  Richard Clarke, Esq.
(3)      All notices and communications to:

         Metropolitan Life Insurance Company
         334 Madison Avenue
         P.O. Box 633
         Convent Station, New Jersey  07961
         Attention:  Private Placements Unit
         Fax:  (973) 254-3032
(4)      Tax I.D. No.:  13-5581829

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LIFE INSURANCE COMPANY                                                     SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHA-2                    $5,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         The Bank of New York
         ABA No. 021-000-018
         BNF:  IOC566
         F/A/O Nationwide Life Insurance Company
         Attention:  P & I Department
         PPN #:
         Security Description:

(2)      Delivery of Notes to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, New York  10286
         F/A/O Nationwide Life Insurance Company
            Account No. 267829

(3) All notices of payments on or in respect to the Notes should be sent to:

         Nationwide Life Insurance Company
         c/o The Bank of New York
         P.O. Box 19266
         Attention:  P & I Department
         Newark, New Jersey  07195

         with a copy to:

         Nationwide Life Insurance Company
         Attention:  Investment Accounting
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220

(4)      All other notices and communications to:

         Nationwide Life Insurance Company
         One Nationwide Plaza (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Corporate Fixed-Income Securities

(5)      Tax I.D. No.:  31-4156830

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY                                         SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHA-3                    $1,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         The Bank of New York
         ABA No. 021-000-018
         BNF:  IOC566
         F/A/O Nationwide Life and Annuity Insurance
            Company
         Attention:  P & I Department
         PPN #:
         Security Description:

(2)      Delivery of Notes to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, New York  10286
         F/A/O Nationwide Life and Annuity Insurance
            Company Account No. 267961

(3) All notices of payments on or in respect to the Notes should be sent to:

         Nationwide Life and Annuity Insurance Company
         c/o The Bank of New York
         P.O. Box 19266
         Attention:  P & I Department
         Newark, New Jersey  07195

         with a copy to:

         Nationwide Life and Annuity Insurance Company
         Attention:  Investment Accounting
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio 43215-2220

(4) All other notices and communications to:

         Nationwide Life and Annuity Insurance Company
         One Nationwide Plaza (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Corporate Fixed-Income Securities

(5)      Tax I.D. No.:  31-1000740

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY                                              SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHA-4                    $2,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         The Bank of New York
         ABA No. 021-000-018
         BNF:  IOC566
         F/A/O Nationwide Mutual Fire Insurance Company
         Attention:  P & I Department
         PPN #:
         Security Description:

(2)      Delivery of Notes to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, New York  10286
         F/A/O Nationwide Mutual Fire Insurance
            Company Account No. 267966

(3) All notices of payments on or in respect to the Notes should be sent to:

         Nationwide Mutual Fire Insurance Company
         c/o The Bank of New York
         P.O. Box 19266
         Attention:  P & I Department
         Newark, New Jersey  07195

         with a copy to:

         Nationwide Mutual Fire Insurance Company
         Attention:  Investment Accounting
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220

(4)      All other notices and communications to:

         Nationwide Mutual Fire Insurance Company
         One Nationwide Plaza (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Corporate Fixed-Income Securities
(5)      Tax I.D. No.:  31-4177110

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
NATIONWIDE MUTUAL INSURANCE COMPANY                                                   SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHA-5                    $2,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         The Bank of New York
         ABA No. 021-000-018
         BNF:  IOC566
         F/A/O Nationwide Mutual Insurance Company
         Attention:  P & I Department
         PPN #:
         Security Description:

(2)      Delivery of Notes to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, New York  10286
         F/A/O Nationwide Mutual Insurance Company
            Account No. 264232

(3) All notices of payments on or in respect to the Notes should be sent to:

         Nationwide Mutual Insurance Company
         c/o The Bank of New York
         P.O. Box 19266
         Attention:  P & I Department
         Newark, New Jersey  07195

         with a copy to:

         Nationwide Mutual Insurance Company
         Attention:  Investment Accounting
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220

(4)      All other notices and communications to:

         Nationwide Mutual Insurance Company
         One Nationwide Plaza (1-33-07)
         Columbus, Ohio  43215-2220
         Attention:  Corporate Fixed-Income Securities

(5)      Tax I.D. No.:  31-4177100

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
PACIFIC LIFE INSURANCE COMPANY (NOMINEE MAC & CO.)                                    SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      For payment of principal and interest:                                        RHB-5                    $15,000,000

         Federal Reserve Bank of Boston
         ABA No.: 0110-0123-4/BOS SAFE DEP
         DDA:  125261
         Attention:  MBS Income CC: 1253
         A/C Name:  Pacific Life General Account/
            PLCF1810132
         Regarding:  Security Description & PPN

(2)      For Physical Delivery of Certificates:

         Mellon Securities Trust Company
         120 Broadway, 13th Floor
         New York, New York  10271
         Attention:  Robert Feraro  (212) 374-1918
         A/C Name:  Pacific Life General Account
         A/C#:  PLCF1810132

(3) All notices of payments and written confirmation of such wire transfers to:

         Mellon Trust
         Attention:  Pacific Life Accounting Team
         One Mellon Bank Center
         Room 0930
         Pittsburgh, Pennsylvania  15258-0001

         and:

         Pacific Life Insurance Company
         Attention:  Securities Administration - Cash Team
         700 Newport Center Drive
         Newport Beach, California  92660-6397

(4)      All other communications shall be addressed to:

         Pacific Life Insurance Company
         Attention:  Securities Department
         700 Newport Center Drive
         Newport Beach, California  92660-6397

(5)      Tax I.D. No.:  95-1079000

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL UNION LIFE INSURANCE COMPANY OF AMERICA                                    SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------

(1)      All payments with respect to the Notes are to be made                        RHD-6                      $2,000,000
         by bank wire transfer of immediately available funds to:

         Mellon Bank (Boston Safe Deposit)
         ABA No. 011001234
         DDA#:  048771
         FFC:  CU Life Insurance Co/Principal Financial
         FFC AC#:  GAIF1309002
         With sufficient information (including interest rate,
         maturity date, interest amount, principal amount, and
         premium amount, if applicable) to identify the source
         and application of such funds.

(2)      Upon closing, deliver Notes to:

         Commercial Union Life Insurance Company of
            America
         c/o Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0301
         Attention:  Jon Heiny, Esq.

(3) All notices with respect to payment on the Notes should be sent to:

         Commercial Union Life Insurance Company of
            America
         c/o Principal Capital Management, LLC
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Fax:  (515) 248-2643
         Confirmation:  (515) 247-0689

(4) All notices with respect to the Notes, except with respect to payment, should be sent to:

         Commercial Union Life Insurance Company of
            America
         c/o Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Investment Department - Securities
         Fax:  (515) 248-2490
         Confirmation:  (515) 248-3495

(5)      Tax I.D. No.:  04-2235236

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL LIFE INSURANCE COMPANY                                                      SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments with respect to the Notes are to be made                        RHD-7                    $5,000,000
         by bank wire transfer of immediately available funds to:
                                                                                      RHE-1                    $7,000,000
         Wells Fargo Bank Iowa, N.A.
         7th & Walnut Streets
         Des Moines, Iowa  50309
         ABA No. 073000228
         For credit to Principal Life Insurance Company
         Account No.:  0000014752

         For the $5,000,000 Series D Note:
         Reference: OBI PFGSE (S) B0063067()

         For the $7,000,000 Series E Note:
         Reference: OBI PFGSE (S) B0063068()

         All wire transfers must be accompanied with sufficient information (including interest rate, maturity date, interest amount, principal amount, and premium amount, if applicable) to identify the source and application of such funds.

(2)      Upon closing, deliver Notes to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0301
         Attention:  Jon Heiny, Esq.


(3) All notices with respect to payments on the Notes should be sent to:

         Principal Capital Management, LLC
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Fax:  (515) 248-2643
         Confirmation:  (515) 247-0689

(4) All notices with respect to the Notes, except with respect to payment, should be sent to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Investment Department - Securities
         Fax:  (515) 248-2490
         Confirmation:  (515) 248-3495

(5)      Tax I.D. No.:  42-0127290

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
RELIASTAR LIFE INSURANCE COMPANY                                                      SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHB-6                     $2,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         BK of NYC
         IOC 566-INST'L CUSTODY
         Bank ABA No.:  021000018
         Acct. #:  187035
         Acct. Name:  ReliaStar Life Insurance Company
         Reference CUSIP, Name & Maturity

(2)      Upon closing, deliver Notes to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, Minnesota  55401-2121
         Attention:  Bret Brunner
         Tel.:  (612) 342-3297

(3)      All notices, correspondence and documents to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, Minnesota  55401-2121
         Ref:  Private Placements
         Fax:  (612) 342-5368

(5)      Tax I.D. No.:  41-0451140

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK                                          SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHD-8                     $2,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:

         BK of NYC
         IOC 566-INST'L CUSTODY
         Bank ABA No.:  021000018
         Acct. #:  187038
         Acct. Name:  ReliaStar Life Insurance Company of
            New York
         Reference CUSIP, Name & Maturity

(2)      Upon closing, deliver Notes to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, Minnesota  55401-2121
         Attention:  Bret Brunner
         Phone:  (612) 342-3297

(3)      All notices, correspondence and documents to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, Minnesota  55401-2121
         Ref:  Private Placements
         Fax:  (612) 342-5368

(5)      Tax I.D. No.:  53-0242530

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
NORTHERN LIFE INSURANCE COMPANY                                                       SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      All payments on or in respect of the Notes to be made                        RHB-7                    $3,000,000
         by bank wire transfer of Federal or other immediately
         available funds to:                                                          RHD-9                    $2,000,000

         BK of NYC
         IOC 566-INST'L CUSTODY
         ABA No.:  021000018
         Account #:  187036
         Account Name:  Northern Life Insurance Company
         Reference CUSIP, Name & Maturity

(2)      Upon closing, deliver Notes to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, Minnesota  55401-2121
         Attention:  Bret Brunner
         Phone:  (612) 342-3297

(3)      All notices, correspondence and documents to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, Minnesota  55401-2121
         Ref:  Private Placements
         Fax:  (612) 342-5368

(5)      Tax I.D. No.:  41-1295933

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
SUN LIFE ASSURANCE COMPANY OF CANADA                                                  SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      Wire transfers of principal and interest with regard to                      RHA-6                      $1,250,000
         the Notes are to be directed to:
                                                                                      RHA-7                      $250,000
         Bank of New York
         P&I Department                                                               RHF-7                      $2,000,000
         ABA No.:  021-000-018
         Account:  IOC566
         Re:  Heritage Operating, L.P.
         For Further Credit:  IOC566
         All wire transfers are to be accompanied by the PPN
         and by the source and the principal and interest
         application of the funds.

         Sun Life has a reinvestment deadline of 10:00 a.m.
         (Eastern time) after which it cannot continue to hold funds available absent an indemnification in respect of overnight interest and any other costs that may be incurred if the closing does not take place on the scheduled closing date.

(2)      Upon closing, deliver Notes to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Wellesley Hills, Massachusetts  02481
         Attention:  Linda R. Guillette

(3) Written notice of each routine payment and any audit confirmation to be sent to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1395
         Manager, Securities Operations
         Wellesley Hills, Massachusetts  02481

(4) All other notices and correspondence, including notices of non-routine payments, are to be forwarded to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Investment Division/Private Placements
         Wellesley Hills, Massachusetts  02481

(5)      Tax I.D. No.:  38-1082080

(6) Please forward signature pages, funding instructions, and the closing documents to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Wellesley Hills, Massachusetts  02481
         Attention:  Michael Labrinos

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                           SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      Wire transfers of principal and interest with regard to                      RHF-6                      $5,000,000
         the Notes are to be directed to:

         The Chase Manhattan Bank
         Private Placement Processing
         ABA No.:  021-000-021
         Account:  900-9-000200
         Re:  Heritage Operating, L.P.
         Chase Account:  G52682
         All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds.

         Sun Life has a reinvestment deadline of 10:00 a.m.
         (Eastern time) after which it cannot continue to hold funds available absent an indemnification in respect of overnight interest and any other costs that may be incurred if the closing does not take place on the scheduled closing date.

(2)      Upon closing, deliver Notes to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Wellesley Hills, Massachusetts  02481
         Attention:  Linda R. Guillette

(3) Written notice of each routine payment and any audit confirmation to be sent to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1395
         Manager, Securities Operations
         Wellesley Hills, Massachusetts  02481

(4) All other notices and correspondence, including notices of non-routine payments, are to be forwarded to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Investment Division/Private Placements
         Wellesley Hills, Massachusetts  02481

(5)      Tax I.D. No.:  04-2461439

(6) Please forward signature pages, funding instructions, and the closing documents to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Wellesley Hills, Massachusetts  02481
         Attention:  Michael Labrinos

                                                                                          SERIES AND PRINCIPAL AMOUNT
NAME OF PURCHASER                                                                          OF NOTES BEING PURCHASED
----------------------------------------------------------------------------------------------------------------------------
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK                                    SERIES                PRINCIPAL AMOUNT
                                                                                      ------                ----------------
(1)      Wire transfers of principal and interest with regard to                      RHA-8                      $250,000
         the Notes are to be directed to:
                                                                                      RHA-9                      $250,000
         The Chase Manhattan Bank
         Private Placement Processing                                                 RHA-10                     $1,000,000
         ABA No. 021-000-021
         Account:  900-9-000200
         Re:  Heritage Operating, L.P.

         For the two (2) $250,000 Series A Notes:
         Chase Account:  G51642

         For the $1,000,000 Series A Note:
         Chase Account:  G51933

         All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds.

         Sun Life has a reinvestment deadline of 10:00 a.m.
         (Eastern time) after which it cannot continue to hold funds available absent an indemnification in respect of overnight interest and any other costs that may be incurred if the closing does not take place on the scheduled closing date.

(2)      Upon closing, deliver Notes to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Wellesley Hills, Massachusetts  02481
         Attention:  Linda R. Guillette

(3) Written notice of each routine payment and any audit confirmation to be sent to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1395
         Manager, Securities Operations
         Wellesley Hills, Massachusetts  02481

(4) All other notices and correspondence, including notices of non-routine payments, are to be forwarded to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Investment Division/Private Placements
         Wellesley Hills, Massachusetts  02481

(5)      Tax I.D. No.:  04-2845273

(6) Please forward signature pages, funding instructions, and the closing documents to:

         Sun Life of Canada
         One Sun Life Executive Park, SC 1303
         Wellesley Hills, Massachusetts  02481
         Attention:  Michael Labrinos

                             FORM OF SERIES A NOTE

                            HERITAGE OPERATING, L.P.

                              8.47% Series A Note

                               Due August 15 2007



No.                                                      _________________, ____


$


PPN:

         HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ___________________ or registered assigns on the fifteenth day of August, 2007 the principal amount of ______________ DOLLARS ($________________), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of 8.47% per annum from the date hereof until maturity, payable quarterly on the 15th day of each February, May, August and November in each year commencing on ___________, ______, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 10.47%, or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York as its "prime rate" until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         This promissory note is one of the 8.47% Series A Notes due August 15, 2007 (the "Series A Notes") of the Company in the aggregate principal amount of $16,000,000 issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement"), entered into by the Company with the Initial Purchasers therein referred to. Under and pursuant to said Agreement (including any Supplemental Note Purchase Agreements, as such term and all other terms used herein but not otherwise defined herein are defined in the Agreement) the Company and may from time to time issue additional series of promissory notes (the "Subsequent Notes" and collectively with the Series A-F Notes, the "Notes"). The aggregate principal amount of all Notes issued under the Agreement shall not exceed $250,000,000. This Series A Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement to all the benefits provided


                                  EXHIBIT A-1
                          (to Note Purchase Agreement)
for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

         This Series A Note and the other Notes outstanding under the Agreement may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Agreement.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement.

         This Series A Note is secured pursuant to the Security Agreement (as defined in the Agreement), and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

         This Series A Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series A Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series A Note shall be made only to or upon the order in writing of the registered holder.

         This Series A Note shall be governed by the laws of the State of New York.

                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its


                                     A-1-2

                             FORM OF SERIES B NOTE

                            HERITAGE OPERATING, L.P.

                              8.55% Series B Note

                              Due August 15, 2010



No.                                                     _________________, ____


$


PPN:

         HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ___________________ or registered assigns on the fifteenth day of August, 2010 the principal amount of ______________ DOLLARS ($________________), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of 8.55% per annum from the date hereof until maturity, payable quarterly on the 15th day of each February, May, August and November in each year commencing on ___________, ______, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 10.55%, or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York as its "prime rate" until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         This promissory note is one of the 8.55% Series B Notes due August 15, 2010 (the "Series B Notes") of the Company in the aggregate principal amount of $32,000,000 issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement"), entered into by the Company with the Initial Purchasers therein referred to. Under and pursuant to said Agreement (including any Supplemental Note Purchase Agreements, as such term and all other terms used herein but not otherwise defined herein are defined in the Agreement) the Company and may from time to time issue additional series of promissory notes (the "Subsequent Notes" and collectively with the Series A-F Notes, the "Notes"). The aggregate principal amount of all Notes issued under the Agreement shall not exceed $250,000,000. This Series B Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement to all the benefits provided

                                  EXHIBIT A-2
                          (to Note Purchase Agreement)
for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

         This Series B Note and the other Notes outstanding under the Agreement may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Agreement.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement.

         This Series B Note is secured pursuant to the Security Agreement (as defined in the Agreement), and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

         This Series B Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series B Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series B Note shall be made only to or upon the order in writing of the registered holder.

         This Series B Note shall be governed by the laws of the State of New York.

                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its:


                                     A-2-2

                             FORM OF SERIES C NOTE

                            HERITAGE OPERATING, L.P.

                              8.59% Series C Note

                              Due August 15, 2010



No.                                                      _________________, ____


$


PPN:

         HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ___________________ or registered assigns on the fifteenth day of August, 2010 the principal amount of ______________ DOLLARS ($________________), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of 8.59% per annum from the date hereof until maturity, payable quarterly on the 15th day of each February, May, August and November in each year commencing on ___________, ______, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 10.59%, or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York as its "prime rate" until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         This promissory note is one of the 8.59% Series C Notes due August 15, 2010 (the "Series C Notes") of the Company in the aggregate principal amount of $27,000,000 issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement"), entered into by the Company with the Initial Purchasers therein referred to. Under and pursuant to said Agreement (including any Supplemental Note Purchase Agreements, as such term and all other terms used herein but not otherwise defined herein are defined in the Agreement) the Company and may from time to time issue additional series of promissory notes (the "Subsequent Notes" and collectively with the Series A-F Notes, the "Notes"). The aggregate principal amount of all Notes issued under the Agreement shall not exceed $250,000,000. This Series C Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement to all the benefits provided


                                  EXHIBIT A-3
                          (to Note Purchase Agreement)
for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

         This Series C Note and the other Notes outstanding under the Agreement may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Agreement.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement.

         This Series C Note is secured pursuant to the Security Agreement (as defined in the Agreement), and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

         This Series C Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series C Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series C Note shall be made only to or upon the order in writing of the registered holder.

         This Series C Note shall be governed by the laws of the State of New York.

                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its:


                                     A-3-2

                             FORM OF SERIES D NOTE

                            HERITAGE OPERATING, L.P.

                              8.67% Series D Note

                              Due August 15, 2012



No.                                                     _________________, ____


$


PPN:

         HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ___________________ or registered assigns on the fifteenth day of August, 2012 the principal amount of ______________ DOLLARS ($________________), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of 8.67% per annum from the date hereof until maturity, payable quarterly on the 15th day of each February, May, August and November in each year commencing on ___________, ______, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 10.67%, or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York as its "prime rate" until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         This promissory note is one of the 8.67% Series D Notes due August 15, 2012 (the "Series D Notes") of the Company in the aggregate principal amount of $58,000,000 issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement"), entered into by the Company with the Initial Purchasers therein referred to. Under and pursuant to said Agreement (including any Supplemental Note Purchase Agreements, as such term and all other terms used herein but not otherwise defined herein are defined in the Agreement) the Company and may from time to time issue additional series of promissory notes (the "Subsequent Notes" and collectively with the Series A-F Notes, the "Notes"). The aggregate principal amount of all Notes issued under the Agreement shall not exceed $250,000,000. This Series D Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement to all the benefits provided


                                  EXHIBIT A-4
                          (to Note Purchase Agreement)
for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

         This Series D Note and the other Notes outstanding under the Agreement may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Agreement.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement.

         This Series D Note is secured pursuant to the Security Agreement (as defined in the Agreement), and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

         This Series D Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series D Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series A Note shall be made only to or upon the order in writing of the registered holder.

         This Series D Note shall be governed by the laws of the State of New York.

                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its:


                                     A-4-2

                             FORM OF SERIES E NOTE

                            HERITAGE OPERATING, L.P.

                              8.75% Series E Note

                              Due August 15, 2015



No.                                                     _________________, ____


$


PPN:

         HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ___________________ or registered assigns on the fifteenth day of August, 2015 the principal amount of ______________ DOLLARS ($________________), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of 8.75% per annum from the date hereof until maturity, payable quarterly on the 15th day of each February, May, August and November in each year commencing on ___________, ______, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 10.75%, or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York as its "prime rate" until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         This promissory note is one of the 8.75% Series E Notes due August 15, 2015 (the "Series E Notes") of the Company in the aggregate principal amount of $7,000,000 issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement"), entered into by the Company with the Initial Purchasers therein referred to. Under and pursuant to said Agreement (including any Supplemental Note Purchase Agreements, as such term and all other terms used herein but not otherwise defined herein are defined in the Agreement) the Company and may from time to time issue additional series of promissory notes (the "Subsequent Notes" and collectively with the Series A-F Notes, the "Notes"). The aggregate principal amount of all Notes issued under the Agreement shall not exceed $250,000,000. This Series E Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement to all the benefits provided

                                  EXHIBIT A-5
                          (to Note Purchase Agreement)
for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

         This Series E Note and the other Notes outstanding under the Agreement may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Agreement.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement.

         This Series E Note is secured pursuant to the Security Agreement (as defined in the Agreement), and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

         This Series E Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series E Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series E Note shall be made only to or upon the order in writing of the registered holder.

         This Series E Note shall be governed by the laws of the State of New York.

                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its:


                                     A-5-2

                             FORM OF SERIES F NOTE

                            HERITAGE OPERATING, L.P.

                              8.87% Series F Note

                              Due August 15, 2020



No.                                                     _________________, ____


$


PPN:

         HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ___________________ or registered assigns on the fifteenth day of August, 2020 the principal amount of ______________ DOLLARS ($________________), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of 8.87% per annum from the date hereof until maturity, payable quarterly on the 15th day of each February, May, August and November in each year commencing on ___________, ______, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) 10.87%, or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York as its "prime rate" until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         This promissory note is one of the 8.87% Series F Notes due August 10, 2020 (the "Series F Notes") of the Company in the aggregate principal amount of $40,000,000 issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement"), entered into by the Company with the Initial Purchasers therein referred to. Under and pursuant to said Agreement (including any Supplemental Note Purchase Agreements, as such term and all other terms used herein but not otherwise defined herein is defined in the Agreement) the Company and may from time to time issue additional series of promissory notes (the "Subsequent Notes" and collectively with the Series A-F Notes, the "Notes"). The aggregate principal amount of all Notes issued under the Agreement shall not exceed $250,000,000. This Series F Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement to all the benefits provided

                                  EXHIBIT A-6
                          (to Note Purchase Agreement)
for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

         This Series F Note and the other Notes outstanding under the Agreement may be declared due prior to their expressed maturity dates, all in the events, on the terms and in the manner and amounts as provided in the Agreement.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement.

         This Series F Note is secured pursuant to the Security Agreement (as defined in the Agreement), and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

         This Series F Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series F Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series F Note shall be made only to or upon the order in writing of the registered holder.

         This Series F Note shall be governed by the laws of the State of New York.


                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its:


                                     A-6-2

                            FORM OF SUBSEQUENT NOTE

                            HERITAGE OPERATING, L.P.

                              ___% Series __ Note

                           Due _____________, ______


No.                                                        _______________, ____

$

PPN:

         HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), for value received, hereby promises to pay to ________________ or registered assigns on the ______day of _____________, _____the principal amount of____________ DOLLARS ($______________), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the principal amount from time to time remaining unpaid at the rate of ___% per annum from the date hereof until maturity, payable quarterly on the __day of each __________, __________, _________ and _________ in each year commencing on ___________,
______, and at maturity. The Company agrees to pay interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand) at a rate per annum from time to time equal to the greater of (i) __%, or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York as its "prime rate" until paid. Both the principal hereof and interest hereon are payable at the principal office of Morgan Guaranty Trust Company of New York, in New York, New York in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts.

         This Promissory Note is one of the ___% Series ___ Notes due ___________, ___ (the "Series__ Notes") of the Company in the aggregate principal amount of $________ issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement"), entered into by the Company with the Initial Purchasers therein referred to, and a Supplemental Note Purchase Agreement dated as of __________, ____ entered into by the Company with the Supplemental Purchasers (as such term is defined in the Agreement) named therein. Under and pursuant to said Agreement the Company has heretofore issued Series A Notes, Series B Notes, Series C Notes, Series D Notes, Series E Notes, Series F Notes, Series ___ Notes and Series ____ Notes (the "Issued Notes") in the aggregate and may, from time to time issue additional Series (as such term is defined in the Agreement) of promissory notes (such additional notes together with the Issued Notes and the Series ___ Notes are hereinafter collectively referred to as the "Notes"). The aggregate principal amount of all Notes issued under the Agreement shall not exceed $250,000,000. This Series ___Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Agreement

                                  EXHIBIT A-7
                          (to Note Purchase Agreement)
to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Agreement for a statement of such rights and benefits.

         This Series ___ Note and the other Notes outstanding under the Agreement (including any Supplemental Note Purchase Agreements, as such term is defined in the Agreement) may be declared due prior to their expressed maturity dates all in the events, on the terms and in the manner and amounts as provided in the Agreement.

         The Notes are not subject to prepayment or redemption at the option of the Company prior to their expressed maturity dates except on the terms and conditions and in the amounts and with the premium, if any, set forth in the Agreement, including the Supplemental Note Purchase Agreement.

         This Series ____ Note is secured pursuant to the Security Agreement (as defined in the Agreement), and, subject to the Intercreditor Agreement (as defined in the Agreement), is entitled to the benefits thereof.

         This Series ____ Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Series ___ Note or its attorney duly authorized in writing. Payment of or on account of principal, premium, if any, and interest on this Series ___ Note shall be made only to or upon the order in writing of the registered holder.

         This Series ___ Note shall be governed by the laws of the State of New York.


                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its:


                                     A-7-2

                  FORM OF SUPPLEMENTAL NOTE PURCHASE AGREEMENT



                                                    As of _______________, ____

To Each of the Purchasers
Named in the Supplemental
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

         Reference is made to that certain Note Purchase Agreement dated as of August 10, 2000 between the Company and each of the Initial Purchasers named in the Initial Purchaser Schedule attached thereto (the "Agreement"). Terms used but not defined herein shall have the respective meanings set forth in the Agreement.

         As contemplated in Section 2B of the Agreement, the Company agrees with you as follows:

         A. Subsequent Series of Notes. The Company will create a Subsequent Series of Notes to be called the "Series ____ Notes". Said Series ___ Notes will be dated the date of issue; will bear interest from such date at the rate of __% per annum, payable quarterly on the __ day of each _________, ________, __________ and __________ in each year (commencing ____________, ___) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on ____________, ____; and will be substantially in the form attached to the Agreement as Exhibit A-7 with the appropriate insertions to reflect the terms and provisions set forth above.

         B. Purchase and Sale of Series Notes. The Company hereby agrees to sell to each Supplemental Purchaser set forth on the Supplemental Purchaser Schedule attached hereto (collectively, the "Series ___ Purchasers") and, subject to the terms and conditions in the Agreement and herein set forth, each Series Purchaser agrees to purchase from the Company the aggregate principal amount of the Series ____ Notes set opposite each Series ____ Purchaser's name in the Supplemental Purchaser Schedule at 100% of the aggregate principal amount. The sale of the Series ___ Notes shall take place at the offices of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601 at 10:00 a.m. Chicago time, at a closing the ("Series ___ Closing") on ____________, ___ or such other date as shall be agreed upon by the Company and each Series ___ Purchaser. At the Series ___ Closing the Company will deliver to each Series
___ Purchaser one or more Series Notes registered in such Series __ Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of Series ___ Notes to be purchased by said Series ____ Purchaser and in the denomination or denominations specified with respect to such Series ___ Purchaser in the Supplemental Purchaser Schedule attached

                                   EXHIBIT B
                          (to Note Purchase Agreement)
hereto against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of the Series ____ Closing (the "Series ____ Closing Date") (as specified in a notice to each Series _____ Purchaser at least three Business Days prior to the Series _____Closing Date).

         C. Conditions of Series _____ Closing. The obligation of each Series
___ Purchaser to purchase and pay for the Series ___ Notes to be purchased by such purchaser hereunder on the Series ___ Closing Date is subject to the satisfaction, on or before such Series ___ Closing Date, of the conditions set forth in Section 3 of the Agreement.

         D. Prepayments. The Series _____ Notes shall be subject to prepayment only (a) pursuant to the required prepayments, if any, specified in clause (x) below, and in Section 4C of the Agreement; and (b) pursuant to the optional prepayments permitted by Section 4B of the Agreement.

                (x)        Required Prepayments; Maturity

                           [to be determined]

                  (y) Optional and Contingent Prepayments. As provided in Sections 4B and 4C of the Agreement.

         E. Series ___ Notes Issued under and Pursuant to Agreement. Except as specifically provided above, the Series ___ Notes shall be deemed to be issued under, to be subject to and to have the benefit of all of the terms and provisions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

                The execution hereof by the Series ___ Purchasers shall constitute a contract among the Company and the Series ___ Purchasers for the uses and purposes hereinabove set forth. By their acceptance hereof, each of the Series ___ Purchasers shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement, as in effect on the date hereof.


                                    HERITAGE OPERATING, L.P.

                                    By Heritage Holdings, Inc., General Partner



                                    By
                                      -----------------------------------------
                                      Its:




Accepted as of

-------------------------

                                  [VARIATION]



                                    By
                                      -----------------------------------------
                                      Its:

                         [WINSTON & STRAWN LETTERHEAD]



                                August 10, 2000

                         To each of the Parties listed
                         on Schedule I attached hereto

             $16,000,000                              $58,000,000
8.47% Series A Senior Secured Notes         8.67% Series D Senior Secured Notes
         Due August 15, 2007                         Due August 15, 2012

             $32,000,000                               $7,000,000
8.55% Series B Senior Secured Notes         8.75% Series E Senior Secured Notes
         Due August 15, 2010                         Due August 15, 2015

             $27,000,000                              $40,000,000
8.59% Series C Senior Secured Notes         8.87% Series F Senior Secured Notes
         Due August 15, 2010                         Due August 15, 2020

                                       of

                            HERITAGE OPERATING, L.P.


Ladies and Gentlemen:

         We have acted as special counsel to HERITAGE OPERATING, L.P., a Delaware limited partnership (the "Company"), in connection with the issue and sale on the date hereof by the Company of $16,000,000 principal amount of its 8.47% senior secured notes due August 15, 2007 (the "A Notes"), $32,000,000 principal amount of its 8.55% senior secured notes due August 15, 2010 (the "B Notes"), $27,000,000 principal amount of its 8.59% senior secured notes due August 15, 2010 (the "C Notes"), $58,000,000 principal amount of its 8.67% senior secured notes due August 15, 2012 (the "D Notes") $7,000,000 principal amount of its 8.75% senior secured notes due August 15, 2015 (the "E Notes") and $40,000,000 principal amount of its 8.87% senior secured notes due August 15, 2020 (the "F Notes" and collectively with the A


                                  EXHIBIT C-1
                          (to Note Purchase Agreement)

Notes, the B Notes, the C Notes, the D Notes and the E Notes, the "Notes"). The Notes are being issued and sold to you on this date under and pursuant to the Note Purchase Agreement dated as of August 10, 2000 (the "Agreement") among the Company and each of you. This opinion letter is being delivered pursuant to
Section 3B of the Agreement.


         In that connection we have examined the following:

                  (a) The Agreement;

                  (b) A copy of the Certificate of Limited Partnership of the Company and all amendments thereto certified by the Secretary of State of the State of Delaware and certified by the Secretary of Heritage Holdings, Inc., a Delaware corporation ("Heritage"), in its capacity as the general partner of the Company;

                  (c) A copy of the Amended and Restated Agreement of Limited Partnership of the Company, as amended to the date hereof and certified by the Secretary of Heritage;

                  (d) A copy of the Certificate of Incorporation of Heritage and all amendments thereto certified by the Secretary of State of the State of Delaware and certified by the Secretary of Heritage;

                  (e) A copy of the By-laws of Heritage, as amended to the date hereof and certified by the Secretary of Heritage;

                  (f) A copy of the resolutions adopted by the Board of Directors of Heritage, in its capacity as the general partner of the Company, with respect to the authorization of the Agreement, the issue, sale and delivery of the Notes, the preparation and delivery of an Additional Parity Debt Designation (the "Designation") with respect to the Notes and under the Intercreditor Agreement (as hereinafter defined) and related matters, as certified by the Secretary of Heritage;

                  (g) The opinion of Doerner, Saunders, Daniel & Anderson, L.L.P., counsel to the Company, dated the date hereof and delivered responsive to Section 3B of the Agreement;

                  (h) The Notes delivered on the date hereof;

                  (i) The Intercreditor and Agency Agreement dated as of June 28, 1996, among Bank of Oklahoma, National Association (as successor to The First National Bank of Boston), in its capacity as Administrative Agent, the Purchasers listed in Schedule I attached thereto and Wilmington Trust Company, in its capacity as Collateral Agent (the "Intercreditor Agreement");

                  (j) The Supplement to Intercreditor and Agency Agreement dated as of August 10, 2000 among Bank of Oklahoma, National Association (as successor to The First

                                     C-1-2

National Bank of Boston), in its capacity as Administrative Agent, the Purchasers listed therein and Wilmington Trust Company, in its capacity as Collateral Agent;

                  (k) The Designation;

                  (l) The letter of Winston & Strawn dated July 6, 2000 (the "Notice Letter") having attached thereto various documents described in Section 6 of the Intercreditor Agreement;

                  (m) Such certificates of officers of the Company and Heritage and of public officials as we have deemed necessary to give the opinions hereinafter expressed; and

                  (n) Such other documents and matters of law as we have deemed necessary to give the opinions hereinafter expressed.

         In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures (other than of the Company), the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, photostatic or facsimile copies and the authenticity of the originals of such copies.

         As to various questions of fact material to the opinions rendered herein, we have relied upon the representations in the documents examined by us and upon certificates of public officers and officers of the Company and Heritage. We have assumed the due execution and delivery, pursuant to due authorization, of the documents that we have examined by each party thereto other than the Company, that each such other party has the full power, authority and legal right to enter into and perform its obligations under each such document to which it is a party, that each such document constitutes the valid and legally binding obligation of each such other party, enforceable against such party in accordance with its terms, and that all necessary consents, approvals, authorizations, registrations, declarations and filings (governmental or otherwise) and all other conditions precedent with respect to the legal and valid execution and delivery of, and performance under, the documents that we have examined by each party thereto other than the Company have been made or satisfied or have occurred and are in full force and effect.

         Based upon the foregoing, we are of the opinion that:

                  1. The Company is a limited partnership validly existing under the laws of the State of Delaware and has the power and authority to enter into and deliver the Agreement and to issue the Notes. No opinion is expressed in this paragraph as to the creation, perfection or priority of any security interest or lien intended to be created by the Agreement.

                  2. The Agreement has been duly authorized by all necessary partnership action on the part of the Company, has been duly executed and delivered by the Company

                                     C-1-3
         and constitutes the legal, valid and binding contract of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  3. The Notes have been duly authorized by all necessary partnership action on the part of the Company, and the Notes being delivered on the date hereof have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  4. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

                  5. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Agreement do not conflict with, or result in any breach of any of the provisions of, or result in the creation or imposition of a Lien (as defined in the Agreement) upon any of the property of the Company pursuant to (i) the provisions of the Certificate of Limited Partnership and Amended and Restated Agreement of Limited Partnership of the Company, (ii) any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority known to us which is applicable to the Company or by which the Company may be bound, (iii) any statute, or regulation of any governmental agency or authority of, the State of New York or the United States, applicable to the Company or its properties (except that no opinion is expressed as to the Public Utility Holding Company Act of 1935, as amended) or (iv) any agreement or other instrument known to us to which the Company is a party or by which the Company may be bound (except we express no opinion as to violations of financial covenants where the compliance with such covenants is dependent upon a financial calculation).

                  6. The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of, and as contemplated by, the Agreement (including, without limitation, the representations and warranties set forth in the Agreement) do not violate or conflict with Regulation T, U or X of the Board of Governors of the Federal Reserve System.


                                     C-1-4

                  7. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any New York or Federal governmental body, or filing, registration or qualification under the General Corporation Law of the State of Delaware or the Revised Uniform Limited Partnership Act of the State of Delaware, is necessary in connection with the execution and delivery by the Company of the Agreement or the Notes.

                  8. The Notes constitute Additional Parity Debt, as such term is defined in the Intercreditor Agreement, and the Agreement constitutes an Additional Parity Debt Agreement, as such term is defined in the Intercreditor Agreement. Each of you constitutes an Additional Parity Lender, as such term is defined in the Intercreditor Agreement and, accordingly, are entitled to the rights and benefits of (and subject to the obligations of) an Additional Parity Lender under the Intercreditor Agreement and under the Security Agreement, as such term is defined in the Intercreditor Agreement. No opinion is expressed in this paragraph as to the creation, perfection or priority of any security interest or lien intended to be created by the Intercreditor Agreement or the Security Agreement.

         The opinions as expressed herein are subject to the following limitations and qualifications:

                  (a) we express no opinion as to (i) the enforceability of the provisions of Section 11R of the Agreement insofar as such Section relates to the waiver of trial by jury with respect to proceedings in the State of New York and (ii) the choice of governing law to the extent that any such provision (a) is to be considered by any court other than a court of the State of New York or (b) purports to exclude reference to the conflict of law principles of the law of the State of New York;

                  (b) we express no opinion as to the validity, binding effect or enforceability of any indemnification provisions of the Agreement;

                  (c) we express no opinion as to the validity, binding effect or enforceability of the severability provisions of any of the Agreement;

                  (d) we express no opinion as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to or would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of the actual loss suffered by such party; and

                  (e) requirements in the Agreement specifying that provisions thereof may only be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such agreement.


                                     C-1-5

         Our opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware, the Revised Uniform Limited Partnership Act of the State of Delaware and the Federal laws of the United States and we express no opinion on the laws of any other jurisdiction.

         Our opinions set forth in this letter are based upon the facts in existence and laws in effect on the date hereof and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts or laws come to our attention after the delivery hereof.

         Whenever in our opinions we indicate that the existence or absence of facts is based on our knowledge or awareness, we are referring to the current actual knowledge of Winston & Strawn attorneys who have given substantive attention to matters concerning the Company during the course of our representation of the Company in connection with the transactions contemplated by the Agreement.

         This opinion letter is furnished by us to you for your benefit and for the benefit of any institutional investors which are transferees of the Notes (assuming such transfer was in compliance with applicable laws and the terms and conditions of the Agreement) for use in connection with the transactions contemplated by the Agreement and no other Person shall be entitled to rely on this opinion letter without our prior written consent; provided that you may provide a copy of this opinion letter to the National Association of Insurance Commissioners for compliance purposes only. This opinion letter is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

                                                   Very truly yours,



                                     C-1-6

                                   SCHEDULE I

John Hancock Life Insurance Company

John Hancock Variable Life Insurance Company

Mellon Bank, N.A., Trustee for the Bell Atlantic Master Trust

Mellon Bank, N.A., Trustee under the Long-Term Investment Trust Date October 1, 1996

Clarica Life Insurance Company-U.S.

Connecticut General Life Insurance Company (nominee is CIG & Co.)

Life Insurance Company of North America (nominee is CIG & Co.)

GE Edison Life Insurance Company (nominee is Salkeld & Co.)

The Guardian Life Insurance Company of America (nominee is Cudd & Co.)

Metropolitan Life Insurance Company

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Mutual Fire Insurance Company

Nationwide Mutual Insurance Company

Pacific Life Insurance Company (nominee MAC & Co.)

Commercial Union Life Insurance Company of America

Principal Life Insurance Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

Northern Life Insurance Company

Sun Life Assurance Company of Canada

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York

           [DOERNER, SAUNDERS, DANIEL & ANDERSON, L.L.P. LETTERHEAD]

                                August 10, 2000

Purchasers under the Note
  Purchase Agreement dated
  as of August 10, 2000,
  and Supplemental Purchasers
  who qualify as Additional
  Parity Lenders under Note
  Purchase Agreement dated
  as of August 10, 2000, and
  Wilmington Trust Company as
  Collateral Agent under
  Security Agreement dated
  as of June 28, 1996

Ladies and Gentlemen:

         We have acted as counsel for Heritage Operating, L.P., a Delaware limited partnership (the "Company"), and Heritage Holdings, Inc., a Delaware corporation (the "General Partner"), in connection with the execution and delivery of the Note Purchase Agreement dated August 10, 2000 (the "Note Purchase Agreement") among the Company and you. This opinion is being delivered pursuant to Section 3B of the Note Purchase Agreement. All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

         In connection with this opinion, we have examined the Note Purchase Agreement, the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes, the Series F Notes, and such other certificates, documents, statutes and other instruments as we have deemed necessary. In rendering this opinion, we have relied in respect of matters of fact upon certificates of officers and employees of the General Partner and upon information obtained from public officials. In addition, we have assumed that all documents submitted to us as originals are authentic, that all


                                  EXHIBIT C-2
                          (to Note Purchase Agreement)

August 10, 2000
Page 2


copies submitted to us conform to genuine originals thereof, and that the signatures on all documents examined by us are genuine.

         Based upon the foregoing and subject to the limitations, qualifications and exceptions set forth herein, we are of the opinion that:

         1. The Company has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware, with all necessary partnership power and authority to enter into and perform under the Note Purchase Agreement and the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes and the Series F Notes.

         2. The Company is duly qualified and is in good standing as a foreign limited partnership in each jurisdiction in which, to our knowledge after having made due inquiry with respect thereto, the character of its properties or activities makes such qualification necessary.

         3. The Note Purchase Agreement, the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes, the Series E Notes and the Series F Notes have been duly authorized, executed and delivered by the Company.

         4. To our knowledge there is no legal or governmental proceeding pending or threatened to which the Company is a party or to which any of its properties is subject that if adversely determined, would have a material adverse effect on its properties or business taken as a whole.

         5. The Company is not a "gas utility company," and the General Partner is not a "holding company" or a "subsidiary company" of a "holding company" or an affiliate thereof, within the meaning of the Public Utility Holding Company Act of 1935, as amended, and neither the Company nor the General Partner is subject to regulation thereunder.

         6. The delivery to the Collateral Agent of the Certificates (accompanied by the stock powers in respect thereof) issued to the Company representing the Company's ownership in each of AGL Propane, L.L.C., United Cities Propane Gas, L.L.C., Peoples Gas Company, L.L.C., and Retail Propane Company, L.L.C. (the "Acquired Entities") acquired under the Contribution Agreement dated as of June 15, 2000 among the Company, Heritage Propane Partners, L.P. and U.S. Propane, L.P., and the Collateral Agent retaining possession of said Certificates will grant to the Secured Creditors, as defined in the Security Agreement dated as of June 28, 1996 among the General Partner, the Company and Wilmington Trust Company, as Collateral Agent, a valid and perfected security interest in all of the right, title and interest of the Company in such collateral held by each of the Acquired Entities, which will be perfected by the Collateral Agent retaining possession of said certificate.

         The opinions expressed herein are limited to the laws of the States of Delaware and Oklahoma. We express no opinion with respect to the title of the Company to and of its real or personal property.


                                     C-2-2

August 10, 2000
Page 3

         In rendering the opinions expressed in paragraph 5, we have relied in part upon the June 19, 1996 no-action letter from the Securities and Exchange Commission, a copy of which is attached hereto and the factual description of the Company's business set forth therein.

         The opinions expressed in this letter are limited to the matters stated herein and no opinion is to be implied or may be inferred beyond the matters stated herein. This opinion has been rendered as of the date hereof, and we disclaim any obligation to advise you of any changes in the circumstances, laws or events that may occur subsequent to the date hereof or otherwise to update this opinion.

         Each of the purchasers of Notes under the Note Purchase Agreement and any insurance company, other financial institution or "accredited investor" within the meaning of rule 501, Sections (a)(l), (a)(3) or (a)(7) of Regulation D under the Securities Act that becomes a successor, transferee, assignee or holder of any Note in compliance with applicable laws and the Note Purchase Agreement, as the case may be, may rely upon this letter in connection with the issue of the Notes as if such opinion letter were addressed and delivered to each of such persons on the date hereof. Subject to the foregoing, this opinion letter may be relied upon only by you in connection with the issue of the Notes and no other use or distribution of this opinion letter may be made without our prior written consent; provided that you may provide a copy of this opinion letter to the National Association of Insurance Commissioners for compliance purposes only. This opinion letter is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

         We further advise you that Messrs. Winston & Strawn and Fried, Frank, Harris, Shriver & Jacobson may rely on this opinion in rendering their opinions to you of even date herewith.


                                      Very truly yours,


                                     C-2-3

               [DOERNER, SAUNDERS, DANIEL & ANDERSON LETTERHEAD]

                                 April 26, 1996




Ms. Bonnie Wilkinson
Assistant Director (Public Utility Regulation)
Division of Investment Management
Securities and Exchange Commission
450 5th Street, N.W.
Mail Stop 10-6
Washington, D.C.  20549

         Re: Request for Interpretation under Section 2(a)(4) of the Public Utility Holding Company Act of 1935

Dear     Ms. Wilkinson:

         On behalf of Heritage Holdings, Inc. ("HHI") and Heritage Propane Partners, L.P., a Delaware limited partnership ("HPP"), we are writing to request that the Staff of the Division of Investment Management, Office of Public Utility Regulation, concur in our view that the phrase "distribution only in enclosed portable containers," as used in Section 2(a)(4) of the Public Utility Holding Company Act of 1935 (the "Act"), includes the delivery of propane gas in containers built or mounted on trucks to customers who share a common storage container that is connected by pipe to their homes or businesses, as described below. In the alternative, we respectfully request that the Staff agree that the propane business as described in this letter is not the business of a gas utility company.

I.       Background

         HHI is a privately held Delaware corporation that is currently exempt from regulation as a public utility holding company pursuant to the status of its subsidiaries under Rule 7 under the


                                     C-2-4

Act.(1) HHI is engaged in the sale of propane gas to retail and other customers through certain of its indirect subsidiaries.(2)

II.      Retail Business Operations

         Propane is a by-product of natural gas processing and oil refining. It is used primarily in rural areas where natural gas is not readily available and is the fourth largest energy source in the U.S., after electricity, natural gas and fuel oil. Approximately 4% of U.S. households use propane, including 1.5 million farms. Propane is used primarily for residential, commercial, and industrial heating and water heating. Propane also has a variety of other applications in agriculture and industry.

         HHI's subsidiaries currently distribute propane to over 170,000 residential, commercial, industrial, agricultural and engine fuel customers. The combined fiscal year 1995 retail sales volume was approximately 98 million gallons.

         The Operating Partnership will carry out the propane businesses now conducted by HHI's subsidiaries, including the retail and wholesale distribution of propane for residential, commercial, industrial, agricultural and engine fuel uses. The Operating Partnership, through a subsidiary corporation, also will engage in other activities related to the sale of propane, such as equipment and appliance sales and servicing.


-------------

(1) See Rule 7 under the Act. 17 C.F.R. 250.7. HHI's subsidiaries could be considered to be gas utility companies, but for the fact that they are engaged in a business other than a gas utility company and their annual average gross sales of manufactured gas (propane) not otherwise exempt propane for the three preceding calendar years do not exceed $5,000,000.

(2) HHI's wholly-owned subsidiary Heritage Propane Corporation ("HPC") has several subsidiaries that sell gas from bulk storage tanks through metered systems utilizing pipe distribution and customer meters.

         HHI is planning to restructure its propane business in a transaction currently expected to close in early June, 1996. As part of the transaction, substantially all of HHI's direct and indirect subsidiaries will be merged into HHI. HHI will then combine the propane businesses of its subsidiaries in a limited partnership (the "Operating Partnership"). Upon completion of these transactions, HHI (the "General Partner") will hold a 1% general partnership interest in the Operating Partnership. The General Partner also will hold a 1% general partnership interest and, directly and indirectly, a 47% limited partnership interest in HPP (the "Partnership"). The Partnership will hold a 99% limited partnership interest in the Operating Partnership. The Partnership has filed a registration statement with the Commission on Form S-1 covering this transaction (File No. 333-4018). Three copies of the registration statement are enclosed.



                                     C-2-5

         The Operating Partnership will obtain propane from a large number of sources, including oil companies and natural gas processors in the United States and Canada.(3) Propane purchased by the Operating Partnership will be delivered (by truck, barge or rail) to the Operating Partnership's district locations for storage, or to other storage sites, prior to delivery to customers. HHI's subsidiaries distribute propane from 118 such district locations in 15 states. At these district locations, the Operating Partnership will store and sell propane, distribute propane to customers by truck, and sell, install and service equipment and appliances that use propane.

         All deliveries of propane from the Operating Partnership's district storage locations will be made by trucks owned or leased by the Operating Partnership. Some propane is delivered to customers in portable cylinders by rack truck. When a rack truck makes a delivery, full cylinders with a capacity of 5 to 25 gallons will be left with the customer and empty cylinders will be picked up and refilled at the Operating Partnership's sales and service center.

         Other propane will be delivered in larger containers built or mounted on trucks ("bulk delivery"). Bulk delivery involves the use of special tank trucks, called bobtails, to fill tanks ("containers") located on the customer's premises. A bobtail is a truck that carries a pressurized portable tank that generally hold approximately 2,500 to 3,000 gallons of propane. Propane is then pumped from the bobtail into a stationary storage tank located on the customer's premises. The capacity of these storage tanks ranges from approximately 100 gallons to approximately 1,200 gallons, with the size depending on the area of the country where the customer lives. Most of these containers sit above ground, are portable, i.e., the container is delivered to and removed from the customer's premises by truck, and are connected to the customer's home, business or appliance or other equipment by pipe. At the current time approximately 85% of these customer tanks are owned by the selling entity. The Operating Partnership will rent these containers that it owns to customers, and, in limited circumstances, sell containers to customers, or deliver propane to customers who own their storage containers.(4)

         The Operating Partnership also will deliver propane to certain end users of propane in larger trucks, known as "transports," which carry portable tanks with an average capacity of approximately 9,000 to 10,500 gallons. These customers include industrial customers and large-scale heating accounts.

-------------

(3) HHI's subsidiaries and HPP do not produce propane. They acquire propane from over 40 oil companies and natural gas processors in the U.S. and Canada in conjunction with purchases on the spot market.

(4) In the propane industry, cylinders and tanks used for the transportation or storage of propane are collectively referred to as bottles or barrels. Cylinders are constructed to U.S. Department of Transportation specifications and do not exceed 1,000 lb. water capacity (or 420 lb. propane capacity). Tanks are constructed in accordance with the American Society of Mechanical Engineers (ASME) Code and generally range in size from 120 gallons water capacity to 30,000 gallons water capacity.


                                     C-2-6

III.     Metered Sales

         Some of the Operating Partnership's propane sales will be to customers whose usage is measured by meter ("Metered Sales"). Metered Sales may be to single family homes, condominiums, apartment buildings, subdivisions, trailer parks, and businesses in commercial developments such as strip malls. A metered customer in a single family home may have exclusive use of a container, or may be connected by pipe to a centrally located, portable storage tank that is shared with other customers, each of whose usage is metered.(5) When several customers share storage containers, the containers, pipes, and meters in most cases are contained within the boundaries of the customers' shared common premises. Today, in new installations, the number of individual customers served by a single container almost always is limited to nine or less to avoid issues arising under the Pipeline Safety Act.(6)

         All propane supplied to customers will be supplied in the same way, no matter whether the storage tank is used by a single customer or several customers. Propane will be delivered in enclosed portable containers, i.e., by bobtail or transport, and stored in enclosed portable containers. The Operating Partnership will not deliver propane to metered customers by pipeline. Metered customers' containers may be installed and owned by the Operating Partnership, but the Operating Partnership also may sell the containers to the customers or property owner (e.g., the owner of a trailer park or an apartment building). In almost all circumstances meters will be installed, owned and serviced by the Operating Partnership.

         Pipes needed to feed propane from the storage containers to the customers, homes or businesses may be owned by the property owner, the Operating Partnership, or both. For example, the Operating Partnership may have a contract to supply propane to a mobile home park for a ten year period. The Operating Partnership will provide one or more central storage containers that connect to the trailers through underground pipes. The Operating Partnership may install the containers and pipes and sell them to the owner of the property, either immediately upon installation or over the period of the contract, or it will retain ownership of the containers


-------------

(5) Customers who share a common storage tank will not necessarily pay the Operating Partnership directly for their propane usage. In some cases, such as an apartment building, the owner or management of the building may pay for all propane usage by tenants and factor the cost into the tenants' rent. In other cases, each customer may be separately billed by the Operating Partnership.

(6) This type of metered service to residences most often is provided where a new housing development is being constructed beyond the service area of the local natural gas utility. If the developer wants to offer home buyers the option of gas appliances, it will install equipment and piping and provide propane, with the expectation that the homes will be converted to natural gas when that service reaches the area.


                                     C-2-7
and pipes and use them to sell propane to the property owner at his meter.(7) In each case, the Operating Partnership will install, service and retain ownership of the meters.


IV.      Competition

         Propane competes with other energy sources, primarily fuel oil and electricity. Propane generally is less expensive than electricity and more expensive, but also more efficient and cleaner, than fuel oil. Propane generally is not competitive with natural gas, which is less expensive than propane, except for certain industrial uses. Therefore, many propane markets are located in areas not served by natural gas.

         Competition in the propane retail market is primarily local in nature. The Operating Partnership will compete with several large, full service marketers and approximately 8,000 small independent operators, as well as with marketers of fuel oil and electricity. The ten largest propane companies serve less than 35% of the domestic retail market for propane.

         In addition, propane competes with gasoline and diesel fuel in the engine fuel market and the wholesale market for propane is very competitive. Retail distributors, who will purchase a significant amount of the propane that will be sold at wholesale by the Operating Partnership, generally require propane suppliers to submit bids for proposed sales. Propane sales to industrial end users also involve competitive pricing, particularly as some industrial users of propane also have the capacity to use other fuels, such as fuel oil.

V.       Section 2(a)(4)

         Section 2(a)(4) of the Act defines "gas utility company" to mean any company which owns or operates facilities used for the distribution at retail (other than distribution only in enclosed portable containers, or distribution to tenants or employees of the company operating such facilities for their own use and not for resale) of natural or manufactured gas for heat, light or power.(8)


-------------

(7) When the Operating Partnership supplies propane to an apartment building, the storage tank will be located outside the building and connected to individual apartments by pipe and meter. The Operating Partnership may own the container and external pipes or may sell them to the building owner. However, the Operating Partnership will not own the pipes inside the building that feed the propane to individual units.

(8) Section 2(a)(4) also provides that the Commission, upon application, shall by order declare a company operating any such facilities not to be a "gas utility company" if the Commission finds that:

                  (A) such company is primarily engaged in one or more businesses other than the business of a gas utility company, and


                                     C-2-8

Propane distributors such as HHI's subsidiaries generally have relied upon the provisions of Rule 7 and the "distribution only in enclosed portable containers" exclusion from the definition of "gas utility company." However, due to uncertainty about the applicability of the phrase "distribution only in enclosed portable containers" to the delivery of propane by truck to a centrally located container serving more than one customer, some propane companies have sought and received Commission orders under Section 2(a)(4) declaring that they are not "gas utility companies."(9) The applications for such orders and the orders themselves were premised, in part, on the "small amounts" of propane sold to metered customers who used shared storage containers, both as a percentage of the applicant's total revenues and as a total dollar amount.(10)

         In April of 1995, UGI Corporation ("UGI") sought and obtained a "no action" letter based on circumstances almost identical to those presented here.(11) UGI's claim for exemption was based on the fact that the exclusionary phrase "other than distribution only in enclosed portable containers" in the
Section 2(a)(4) definition of "gas utility company" can and should be construed to include the facilities described in their letter which are those described herein that are used to distribute propane gas to metered customers who share storage containers. This is because the method by which propane is delivered to those metered customers is virtually the same as that by which propane is delivered to all other customers by means of enclosed portable containers.

         As described above, the Operating Partnership will deliver propane to metered customers by bobtail or transport and pump the propane from the truck into a centrally located enclosed portable container from which it will be dispensed as used by the customers. The Commission orders cited earlier have implicitly recognized that propane delivered by a bobtail truck is delivered in an "enclosed portable container." While metered customers who share storage containers incidentally require pipes to carry the propane from the central storage container to their homes, businesses, equipment or appliances, and a meter is attached to track each customer's usage, this does not alter the fact that the propane is delivered to metered customers and stored for their use in "enclosed portable containers." Further, even a non-metered customer

--------------------------------------------------------------------------------

                  (B) by reason of the small amount of natural or manufactured gas distributed at retail by such company it is not necessary in the public interest or for the protection of investors or consumers that such company be considered a gas utility company for purposes of [the Act].

(9) See, e.g., Petrolane Gas Service Limited partnership, Holding Co. Act Release No. 25846 (July 7, 1993); AmeriGas Propane, Inc., Holding Co. Act Release No. 25434 (Dec. 20, 1991); AP Propane, Inc., Holding Co. Act Release No. 24537 (Dec. 23, 1987); Cal Gas Corporation, Holding Co. Act Release No. 24407 (June 10, 1987); National Propane Corp., Holding Co. Act Release No. 23083 (Oct. 11, 1983); and General Development, Utilities, Inc., Holding Co. Act Release No. 14494 (Jan. 10, 1964).

(10) See Section 2(a)(4) of the Act.

(11) See SEC Ref. No. 97-7-OPUR, UGI Corp. File No. 132-3 (April 5, 1995).


                                     C-2-9
who has exclusive use of a storage container must use a small amount of pipe to feed the propane from the container into his or her home or business and to connect with the propane-fueled appliance or apparatus. The only differences are that some metered customers share an enclosed portable container, whereas other customers each have the exclusive use of a single container, and that the enclosed portable container shared by several customers will often be larger than the container used by an individual customer.

         The interpretation that the phrase "distribution only in enclosed portable containers" includes the distribution of propane using centrally located enclosed portable containers serving several customers also would be consistent with the policies and purposes of the Act and the Commission position on enforcement expressed to UGI by the Staff's April 14, 1995 "no action" response.

VI.      Conclusion

         For the reasons stated above, we would respectfully ask that the Staff concur in the case of HHI and HPP, as it did for UGI, that the phrase "distribution only in enclosed portable containers" includes the delivery of propane by truck to containers that are shared by multiple customers whose usage is measured by meter. In the alternative, we would respectfully request that the Staff agree that the propane business as described in this letter is not the business of a gas utility company.

Please call me or H. Wayne Cooper at (918) 582-1211 if you need any additional information or have any questions.


                                           Very truly yours,



                                           Lawrence T. Chambers, Jr. of
                                           DOERNER, SAUNDERS, DANIEL & ANDERSON

LTC/prb

CC:      Sidney L. Cimmet
         Senior Special Counsel (Public Utility Regulation)
         Office of Public Utility Regulation
         Division of Investment Management

         James W. Moeller
         Office of Public Utility Regulation
         Division of Investment Management

         James E. Bertelsmeyer
         R. C. Mills
         H. Michael Krimbill
         H. Wayne Cooper


                                     C-2-10

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



       OFFICE OF
PUBLIC UTILITY REGULATION


                                 June 19, 1996



Lawrence T. Chambers, Jr., Esq.
Doerner, Saunders, Daniel & Anderson
320 South Boston Avenue
Suite No. 500
Tulsa, Oklahoma 74103-3725

         Re:      Heritage Holdings, Inc.
                  File No. 132-3

Dear Mr. Chambers:

         Enclosed is our response to your letter of April 26, 1996. Through incorporation of our answer into the enclosed copy of your letter, we avoid the need to recite or summarize the facts involved.

                                                  Sincerely yours,



                                                  James W. Moeller
                                                  Staff Attorney

Enclosures


                                    C-2-11

RESPONSE OF THE OFFICE OF                            Our Ref. No. 96-11-OPUR
PUBLIC UTILITY REGULATION                            Heritage Holdings, Inc.

DIVISION OF INVESTMENT MANAGEMENT                    File No.  132-2


         Based on the facts and representations in your letter of April 26, 1996, we would not recommend any enforcement action to the Commission under the Public Utility Holding Company Act of 1935, including section 2(a)(4), against either Heritage Holdings, Inc. ("HHI") or Heritage Propane Partners, L.P. ("HPP") in the event that HHI or HPP engages in deliveries of propane gas in containers built or mounted on trucks to customers who share a common storage container that is connected by pipe to their homes or businesses and whose usage of the propane gas is measured by meters.

         Because this position is based on the representations and facts in your letter, you should note that any different facts or conditions might require a different conclusion. Further, this response expresses only the Division's position on enforcement action. It does not purport to express any legal conclusion on the questions presented.



James W. Moeller
Staff Attorney

June 19, 1996

                                    C-2-12

                      [ANDREWS & KURTH L.L.P. LETTERHEAD]

                                August 10, 2000


Wilmington Trust Company, as Collateral Agent under Certain Documents Referred to in the Referenced Opinions

To each of the Purchasers listed on Schedule I attached hereto

         Re:      Heritage Operating, L.P.
                  Heritage Holdings, Inc.

Ladies and Gentlemen:

         We acted as special New York and Texas counsel for Heritage Operating, L.P., a Delaware limited partnership (the "Operating Partnership"), and its general partner, Heritage Holdings, Inc. ("Heritage"), in connection with the Note Purchase Agreement, dated as of June 25, 1996 (the "Note Agreement"), among Heritage, the Operating Partnership and the several Purchasers listed in the Purchaser Schedule attached thereto (the "Purchasers"). We refer to (i) our opinion, dated July 28, 1996, delivered to the Purchasers pursuant to Section 3B of the Note Agreement (the "Note Agreement Opinion"), and (ii) our opinion, dated July 28, 1996, to the Purchasers and certain other persons with respect to certain matters of Texas law (the "Texas Law Opinion" and, together with the "Note Agreement Opinion," the "Original Opinions"). Capitalized terms used in this letter without definition shall have the meanings assigned to such terms in the Note Agreement Opinion.

         In your capacity, as the case may be, as the Purchasers listed on
Schedule I attached hereto or as Collateral Agent under certain Documents referred to the Original Opinions (the "Documents"), you may rely on the Original Opinions as if they had been addressed to you as of July 28, 1996 (but not as of any subsequent date), subject to the assumptions, limitations and qualifications set forth therein.


                                     C-3-2

         We express no opinion as to any change of law or factual circumstances subsequent to the date of the Original Opinions, as to any agreements, instruments or documents other than the Documents as in effect on the date of the Original Opinions or as to whether any incurrence of indebtedness or other transaction subsequent to the date of the Original Opinions is in compliance with the Documents or entitled to any of the benefits thereof.

         This opinion is furnished to you solely for your benefit as Collateral Agent, or the Purchasers, as the case may be, and for the benefit of any institutional investors which are transferees of the Notes (assuming such transfer was in compliance with applicable laws and the terms and conditions of the Agreement) and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our express written permission; provided that you may provide a copy of this opinion letter to the National Association of Insurance Commissioners for compliance purposes only.


                                               Very truly yours,


                                     C-3-2

                                   SCHEDULE I

John Hancock Life Insurance Company

John Hancock Variable Life Insurance Company

Mellon Bank, N.A., Trustee for the Bell Atlantic Master Trust

Mellon Bank, N.A., Trustee under the Long-Term Investment Trust Date
 October 1, 1996

Clarica Life Insurance Company-U.S.

Connecticut General Life Insurance Company (nominee is CIG & Co.)

Life Insurance Company of North America (nominee is CIG & Co.)

GE Edison Life Insurance Company (nominee is Salkeld & Co.)

The Guardian Life Insurance Company of America (nominee is Cudd & Co.)

Metropolitan Life Insurance Company

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Mutual Fire Insurance Company

Nationwide Mutual Insurance Company

Pacific Life Insurance Company (nominee MAC & Co.)

Commercial Union Life Insurance Company of America

Principal Life Insurance Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

Northern Life Insurance Company

Sun Life Assurance Company of Canada

Sun Life Assurance Company of Canada (U.S.)

Sun Life Insurance and Annuity Company of New York



                                  EXHIBIT C-4
                          (to Note Purchase Agreement)

           [DOERNER, SAUNDERS, DANIEL & ANDERSON, L.L.P. LETTERHEAD]


                                August 10, 2000

Wilmington Trust Company as
  Collateral Agent under Certain
  Documents Referred to in the
  Referenced Opinion

To each of the Purchasers listed on
Schedule I attached hereto

Ladies and Gentlemen:

         We acted as special counsel for Heritage Operating, L.P., a Delaware limited partnership (the "Operating Partnership"), and its general partner, Heritage Holdings, Inc. ("Heritage"), in connection with the Note Purchase Agreement dated as of June 25, 1996 (the "Note Agreement"), among Heritage, the Operating Partnership and the several Purchasers listed in the Purchaser Schedule attached thereto, and the Note Purchase Agreement (the "Loan Agreement"), dated August 10, 2000, among the Operating Partnership and the ______ Purchasers listed in the Purchaser schedule attached thereto (the "Purchasers"). We refer to our opinion dated July 28, 1996, delivered to the Purchasers pursuant to Section 3B of the Note Agreement (the "Note Agreement Opinion"). Capitalized terms used in this letter without definition shall have the meanings assigned to such terms in the Loan Agreement.

         In your capacity, as the case may be, as the Purchasers or as the Collateral Agent under certain Documents referred to in the Note Agreement Opinion, you may rely on the Note Agreement Opinion as if it had been addressed to you as of July 28, 1996 (but not as of any subsequent date), subject to the assumptions, limitations and qualifications set forth therein.

         We express no opinion as to any change of law or factual circumstances subsequent to the date of the Note Agreement Opinion, as to any agreements, instruments or documents other than the Documents as in effect on the date of the Note Agreement Opinion or as to whether any incurrence of indebtedness or other transaction subsequent to the date of the Note Agreement Opinion is in compliance with the Documents or entitled to any of the benefits thereof.


                                                     Very truly yours,



                                  EXHIBIT C-4
                          (to Note Purchase Agreement)

                                  SCHEDULE 5Q

            NAME OF COUNSEL                                        DATE OF ORIGINAL OPINION
Phillips and Phillips, special Alabama counsel                         January 14, 2000

Osborn Maledon, P.A. special Arizona counsel                           June 28, 1996

Robert T. Haden, P.C. special California counsel                       June 28, 1996

Patterson & Green, P.A., special Florida counsel                       June 28, 1996

Robert L. Brown III, special Kentucky counsel                          October 20, 1997

Fleckinger & Plachta, P.C., special Michigan counsel                   June 28, 1996

Crowley, Haughey, Hanson, Toole & Dietrich , P.L.L.P.,                 June 28, 1996
    special Montana counsel

Keleher & McLeod, P.A., special New Mexico counsel                     June 28, 1996

Poyner & Spruill, L.L.P., special North Carolina counsel               June 28, 1996

Land, Parker & Reaves, P.A., special South Carolina counsel            August 7, 2000

Dubois and Dubois, P.C., special Tennessee counsel                     October 13, 1997

Andrews & Kurth L.L.P., special Texas counsel                          June 28, 1996

Hillis Clark Martin & Paterson, P.S., special Washington               June 28, 1996
    counsel

                                  SCHEDULE 6C

                                     LIENS

                                     None.

                                  SCHEDULE 6E

                                  INVESTMENTS

1. 50% ownership of Bi-State Propane, a California general partnership ("Bi-State"), and on-going advances to Bi-State pursuant to the Administrative Services Agreement between Bi-State and Heritage.

                                  SCHEDULE 8B

                     SUBSIDIARIES OF OPERATING PARTNERSHIP

1.       Heritage Service Corp., a Delaware corporation (100% owned).

2. Heritage-Bi-State, L.L.C., a Delaware limited liability company (99% owned).

3.       M-P Oils, Ltd., an Alberta corporation (100% owned).

4.       M-P Energy Partnership, an Alberta partnership, 60% owned by M-P Oils,
         Ltd.

5.       Guilford Gas, Inc., a North Carolina corporation (100% owned).

6. Heritage Energy Resources, L.L.C., an Oklahoma limited liability company (100% owned).

                                  SCHEDULE 8C

                             FOREIGN QUALIFICATION

                            HERITAGE OPERATING, L.P.

1.       Alabama
2.       Arizona
3.       California
4.       Colorado
5.       Delaware
6.       Florida
7.       Georgia
8.       Idaho
9.       Kentucky
10.      Maryland
11.      Massachusetts
12.      Michigan
13.      Minnesota
14.      Mississippi
15.      Montana
16.      New Hampshire
17.      New Jersey
18.      New Mexico
19.      New York
20.      North Carolina
21.      Oklahoma
22.      Oregon
23.      Pennsylvania
24.      South Carolina
25.      Tennessee
26.      Texas
27.      Vermont
28.      Washington

                          HERITAGE - BI-STATE, L.L.C.

1.       California
2.       Delaware
3.       Nevada
4.       Oklahoma

                                 M-P OILS, LTD.

1.       Alberta, Canada

                             HERITAGE SERVICE CORP.

1.       Arizona
2.       California
3.       Colorado
4.       Delaware
5.       Florida
6.       Idaho
7.       Massachusetts
8.       Michigan
9.       Minnesota
10.      Montana
11.      New Mexico
12.      North Carolina
13.      Oklahoma
14.      Oregon
15.      South Carolina
16.      Texas
17.      Washington

                                  SCHEDULE 8G

                             OTHER INDEBTEDNESS OF
                           BORROWER AND SUBSIDIARIES

1. Borrower's indebtedness for the Private Placement Notes (1996 Senior Secured Notes - $120,000,000; 1997 Senior Secured Series A Notes - $12,000,000; 1997 Senior Secured Series B Notes - $20,000,000; 1997
         Senior Secured Series C Notes - $4,285,714.29; 1997 Senior Secured Series D Notes - $5,000,000; and 1997 Senior Secured Series E Notes - $5,000,000).

2. Borrower's and Subsidiaries indebtedness for the Bank Credit Facility ($71,650,000).

3. Indebtedness of M-P Energy, Partnership to Bank of Montreal, from time to time as required for working capital purposes (None).

4.       Various purchase money indebtedness ($1,165,344).

5.       Various noncompete indebtedness ($13,661,205).

                                  SCHEDULE 8H

                              TITLE TO PROPERTIES

                                     None.

                                  SCHEDULE 8W

                                 LABOR MATTERS

1. Collective Bargaining Agreement between PNG Propane Company and Green's Fuel Company, Divisions of Piedmont Natural Gas Company, Inc. and Local 1902, International Brotherhood of Electrical Workers.

2. Labor Agreement between Peoples Gas and International Brotherhood of Electrical Workers, Local 2072, of Miami, Lakeland, Daytona Beach and Eustis, Florida.

Upon consummation of the U.S. Propane Acquisition, the Company believes that neither it nor its Subsidiaries will be subject to the above referenced Agreements.

                                  SCHEDULE 9B

                                SOURCE OF FUNDS

Sun Life Assurance Company of Console ("Sun Life") will be buying $2,000,000 of the Series F Senior Secured Notes due August 2020 on behalf of a separate account maintained by Sun Life for the benefit of the Employee Retirement Income Plan of Minnesota Mining and Manufacturing Company of St. Paul, Minnesota.